REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Contract Owners of
Separate Account Two of Talcott Resolution Life Insurance Company and the
Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of assets and liabilities of each of the Sub-Accounts of Separate Account Two of Talcott Resolution Life Insurance Company (the “Account”) listed in Note 1 (collectively, the “Sub-Accounts”), as of December 31, 2024, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, except for the Sub-Accounts included in the table below; the related statements of operations, changes in net assets, and the financial highlights for the Sub-Accounts and periods indicated in the table below; and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the Sub-Accounts as of December 31, 2024, and the results of their operations for the year then ended (or for the periods listed in the table below), the changes in their net assets for each of the two years in the period then ended (or for the periods listed in the table below), and the financial highlights for each of the five years in the period then ended (or for the periods listed in the table below), in conformity with accounting principles generally accepted in the United States of America.

Sub-Account	Statements of Assets and Liabilities	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
	As of	For the	For the	For the
LVIP American Century Capital Appreciation Fund	December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024	Period from April 26, 2024 to December 31, 2024
Fidelity® VIP FundsManager 20% Portfolio	December 31, 2024	Period from July 26, 2024 to December 31, 2024	Period from July 26, 2024 to December 31, 2024	Period from July 26, 2024 to December 31, 2024
Invesco V.I. Government Securities Fund	December 31, 2024	Year ended December 31, 2024	Two years in the period ended December 31, 2024	Two years in the period ended December 31, 2024 and the period from May 9, 2022 to December 31, 2022
Morgan Stanley VIF U.S. Real Estate Portfolio	Not Applicable	Period from January 1, 2024 to December 4, 2024	Period from January 1, 2024 to December 4, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to December 4, 2024 and four years in the period ended December 31, 2023
Allspring VT Index Asset Allocation Fund	Not Applicable	Period from January 1, 2024 to August 6, 2024	Period from January 1, 2024 to August 6, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to August 6, 2024 and the four years in the period ended December 31, 2023
Allspring VT International Equity Fund	Not Applicable	Period from January 1, 2024 to April 30, 2024	Period from January 1, 2024 to April 30, 2024 and the year ended December 31, 2023	Period from January 1, 2024 to April 30, 2024 and four years in the period ended December 31, 2023

Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on the Account’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Account’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2024, by correspondence with the Account’s custodian or mutual fund companies. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP
Hartford, Connecticut
April 16, 2025
We have served as the auditor of Separate Account Two of Talcott Resolution Life Insurance Company since 2002.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities
December 31, 2024

	LVIP American Century Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,520,802
class 2	—	—	—	—	—	—	—	479,672	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	49,001	—	—	—	—	1,128,721	—	—	—
class I	—	—	—	—	—	—	—	—	886,648	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,576,199	955,298	1,713,551	43,874,733	—	—	—	—
class S2	—	—	—	57,806	7,485	4,361,632	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	2,217,951	—	—	—	—	—	—	—	—	—
Total investments	2,217,951	49,001	2,576,199	1,013,104	1,721,036	48,236,365	1,128,721	479,672	886,648	3,520,802
Due from Sponsor Company	—	1	—	—	3,489	—	—	—	14	—
Receivable for fund shares sold	497	11	92	42	—	1,337	44	78	339	287
Other assets	—	—	—	1	1	24	—	—	—	—
Total assets	2,218,448	49,013	2,576,291	1,013,147	1,724,526	48,237,726	1,128,765	479,750	887,001	3,521,089

Liabilities:
Due to Sponsor Company	—	—	92	42	—	1,337	44	—	—	287
Payable for fund shares purchased	497	11	—	—	3,489	—	—	78	339	—
Other liabilities	—	—	4	—	—	—	2	—	—	1
Total liabilities	497	11	96	42	3,489	1,337	46	78	339	288

Net assets:
For contract liabilities	$2,217,951	$49,002	$2,576,195	$1,013,105	$1,721,037	$48,236,389	$1,128,719	$479,672	$886,662	$3,520,801

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,520,801
class 2	—	—	—	—	—	—	—	479,672	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	49,002	—	—	—	—	1,128,719	—	—	—
class I	—	—	—	—	—	—	—	—	886,662	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	2,576,195	955,299	1,713,552	43,874,752	—	—	—	—
class S2	—	—	—	57,806	7,485	4,361,637	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	2,217,951	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,217,951	$49,002	$2,576,195	$1,013,105	$1,721,037	$48,236,389	$1,128,719	$479,672	$886,662	$3,520,801

Shares:
class 1	—	—	—	—	—	—	—	—	—	249,172
class 2	—	—	—	—	—	—	—	7,446	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	5,315	—	—	—	—	36,564	—	—	—
class I	—	—	—	—	—	—	—	—	97,438	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	76,627	93,382	359,235	43,874,733	—	—	—	—
class S2	—	—	—	5,701	1,589	4,361,632	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	266,551	—	—	—	—	—	—	—	—	—
Total shares	266,551	5,315	76,627	99,083	360,824	48,236,365	36,564	7,446	97,438	249,172

Cost	$1,843,411	$57,610	$2,183,440	$1,007,412	$1,830,622	$48,236,365	$1,060,945	$357,513	$628,109	$3,643,502

Deferred contracts in the accumulation period:
Units owned by participants #	266,551	5,315	764,392	108,237	813,430	4,739,185	277,703	7,446	97,438	681,154
Minimum unit fair value #*	$7.876441	$9.218941	$2.800666	$9.220580	$1.682147	$8.600631	$3.407757	$64.420189	$8.716326	$4.239165
Maximum unit fair value #*	$81.166026	$9.218941	$3.416657	$9.445755	$23.559306	$11.341776	$4.408996	$64.420189	$26.573781	$57.999152
Contract liability	$2,217,876	$49,002	$2,571,040	$1,011,150	$1,705,380	$47,297,824	$1,119,471	$479,672	$861,736	$3,472,311

Contracts in payout (annuitization) period:
Units owned by participants #	10	—	1,509	208	7,550	92,806	2,144	—	2,860	9,087
Minimum unit fair value #*	$7.876441	$—	$3.416657	$9.418990	$2.073730	$9.713592	$4.314487	$—	$8.716326	$5.278592
Maximum unit fair value #*	$7.876441	$—	$3.416657	$9.418990	$2.073730	$10.218470	$4.314487	$—	$8.716326	$5.485951
Contract liability	$75	$—	$5,155.00	$1,955.00	$15,657.00	$938,565.00	$9,248.00	$—	$24,926.00	$48,490.00

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$2,558,988	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	743,237	8,314,164	8,905,523	713,517	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	138,901	290,486	179,731	442,010	7,601
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	2,558,988	743,237	8,314,164	8,905,523	713,517	138,901	290,486	179,731	442,010	7,601
Due from Sponsor Company	—	2	12	1,330	4	—	—	—	—	1
Receivable for fund shares sold	108	230	2,245	8,571	154	9	123	19	98	1
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	2,559,096	743,469	8,316,421	8,915,424	713,675	138,910	290,609	179,750	442,108	7,603

Liabilities:
Due to Sponsor Company	108	—	—	—	—	—	—	—	—	—
Payable for fund shares purchased	—	230	2,245	8,571	154	9	123	19	98	1
Other liabilities	1	—	—	—	—	—	—	—	—	—
Total liabilities	109	230	2,245	8,571	154	9	123	19	98	1

Net assets:
For contract liabilities	$2,558,987	$743,239	$8,314,176	$8,906,853	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

Contract Liabilities:
class 1	$2,558,987	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	743,239	8,314,176	8,906,853	713,521	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	138,901	290,486	179,731	442,010	7,602
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$2,558,987	$743,239	$8,314,176	$8,906,853	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

Shares:
class 1	87,487	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	162,089	570,046	500,750	173,568	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	4,212	6,983	6,300	11,921	445
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	87,487	162,089	570,046	500,750	173,568	4,212	6,983	6,300	11,921	445

Cost	$2,369,734	$698,929	$6,426,065	$5,280,834	$642,155	$148,472	$278,094	$208,082	$426,697	$7,675

Deferred contracts in the accumulation period:
Units owned by participants #	627,880	162,089	570,046	500,750	173,568	4,212	6,983	6,300	11,921	445
Minimum unit fair value #*	$3.186297	$4.417034	$13.995822	$17.208545	$3.540235	$32.978002	$41.598566	$28.527598	$37.079566	$17.099050
Maximum unit fair value #*	$65.955523	$27.936111	$87.589466	$81.187829	$27.439128	$32.978002	$41.598566	$28.527598	$37.079566	$17.099050
Contract liability	$2,539,554	$743,239	$8,308,784	$8,906,195	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

Contracts in payout (annuitization) period:
Units owned by participants #	5,071	—	385	38	—	—	—	—	—	—
Minimum unit fair value #*	$3.832207	$—	$13.995822	$17.208545	$—	$—	$—	$—	$—	$—
Maximum unit fair value #*	$3.832207	$—	$13.995822	$17.208545	$—	$—	$—	$—	$—	$—
Contract liability	$19,433	$—	$5,392	$658	$—	$—	$—	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	518,993	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	455,174,939	125,106,057	945,372,831	412,937,848	20,397,118	245,365,432
class IB	—	—	—	—	42,413,637	30,347,796	84,203,992	72,513,184	2,664,092	51,796,431
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	9,286	137,864	25,411	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	9,286	137,864	25,411	518,993	497,588,576	155,453,853	1,029,576,823	485,451,032	23,061,210	297,161,863
Due from Sponsor Company	—	—	1	—	2,080	12,256	229	8,368	—	1
Receivable for fund shares sold	3	23	1	58	232,052	1,025	620,883	6,499	3,162	270,446
Other assets	—	—	—	—	—	—	—	—	—	—
Total assets	9,289	137,887	25,413	519,051	497,822,708	155,467,134	1,030,197,935	485,465,899	23,064,372	297,432,310

Liabilities:
Due to Sponsor Company	—	—	—	—	226,941	—	614,440	—	3,162	270,371
Payable for fund shares purchased	3	23	1	58	5,110	13,281	6,443	14,856	—	75
Other liabilities	—	—	—	—	—	4	4	3	—	13
Total liabilities	3	23	1	58	232,051	13,285	620,887	14,859	3,162	270,459

Net assets:
For contract liabilities	$9,286	$137,864	$25,412	$518,993	$497,590,657	$155,453,849	$1,029,577,048	$485,451,040	$23,061,210	$297,161,851

Contract Liabilities:
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	518,993	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	455,177,017	125,106,054	945,373,054	412,937,858	20,397,119	245,365,422
class IB	—	—	—	—	42,413,640	30,347,795	84,203,994	72,513,182	2,664,091	51,796,429
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	9,286	137,864	25,412	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$9,286	$137,864	$25,412	$518,993	$497,590,657	$155,453,849	$1,029,577,048	$485,451,040	$23,061,210	$297,161,851

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	22,477	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	15,548,128	13,189,598	17,442,160	17,809,760	1,246,768	10,898,391
class IB	—	—	—	—	1,408,623	3,228,489	1,626,816	3,132,319	185,651	2,341,611
class II	—	—	—	—	—	—	—	—	—	—
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	—	—
class SRV2	562	4,957	668	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	562	4,957	668	22,477	16,956,751	16,418,087	19,068,976	20,942,079	1,432,419	13,240,002

Cost	$9,607	$144,597	$23,686	$541,485	$401,113,214	$179,432,203	$820,066,693	$435,163,818	$26,746,035	$212,522,173

Deferred contracts in the accumulation period:
Units owned by participants #	562	4,957	668	22,477	55,749,210	49,354,356	45,357,941	50,057,046	2,472,258	44,719,488
Minimum unit fair value #*	$16.523978	$27.809769	$38.054339	$23.090100	$2.269705	$1.347237	$4.165670	$3.962366	$6.931106	$3.698342
Maximum unit fair value #*	$16.523978	$27.809769	$38.054339	$23.090100	$32.735034	$16.683565	$125.185126	$47.521160	$51.289289	$64.676305
Contract liability	$9,286	$137,864	$25,412	$518,993	$482,502,695	$152,830,256	$1,007,133,663	$474,447,832	$22,617,111	$293,841,561

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	—	—	1,295,397	779,492	710,949	942,772	47,185	551,356
Minimum unit fair value #*	$—	$—	$—	$—	$2.742535	$1.837839	$5.017620	$5.664936	$8.422017	$4.494819
Maximum unit fair value #*	$—	$—	$—	$—	$32.572148	$10.973281	$125.185126	$16.280545	$9.645609	$16.321859
Contract liability	$—	$—	$—	$—	$15,087,962	$2,623,593	$22,443,385	$11,003,208	$444,099	$3,320,290

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	201,266,141	1,859	—	—
class IA	87,975,516	145,547,604	61,862,427	55,374,587	32,620,775	366,912,771	—	—	—	—
class IB	13,392,730	12,777,383	11,252,003	8,457,029	7,661,114	25,104,935	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	115,020
class III	—	—	—	—	—	—	10,443,019	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	136,163	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	101,368,246	158,324,987	73,114,430	63,831,616	40,281,889	392,017,706	211,709,160	1,859	136,163	115,020
Due from Sponsor Company	7	—	11	—	—	237	2,573	—	—	—
Receivable for fund shares sold	3,467	28,552	33,092	9,913	410	226,872	274,505	—	61	38
Other assets	—	—	—	2	3	—	3	—	—	—
Total assets	101,371,720	158,353,539	73,147,533	63,841,531	40,282,302	392,244,815	211,986,241	1,859	136,224	115,058

Liabilities:
Due to Sponsor Company	2,834	28,552	32,852	9,913	331	222,810	37,643	—	—	—
Payable for fund shares purchased	633	—	240	—	79	4,062	236,862	—	61	38
Other liabilities	6	2	5	—	—	5	—	—	—	—
Total liabilities	3,473	28,554	33,097	9,913	410	226,877	274,505	—	61	38

Net assets:
For contract liabilities	$101,368,247	$158,324,985	$73,114,436	$63,831,618	$40,281,892	$392,017,938	$211,711,736	$1,859	$136,163	$115,020

Contract Liabilities:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	201,268,718	1,859	—	—
class IA	87,975,517	145,547,604	61,862,433	55,374,590	32,620,777	366,913,009	—	—	—	—
class IB	13,392,730	12,777,381	11,252,003	8,457,028	7,661,115	25,104,929	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	115,020
class III	—	—	—	—	—	—	10,443,018	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	136,163	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$101,368,247	$158,324,985	$73,114,436	$63,831,618	$40,281,892	$392,017,938	$211,711,736	$1,859	$136,163	$115,020

Shares:
class 1	—	—	—	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	5,971,448	80	—	—
class IA	5,742,317	5,130,335	6,094,593	3,123,214	1,122,647	3,786,087	—	—	—	—
class IB	811,681	482,530	1,081,923	578,852	282,802	249,999	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	2,433
class III	—	—	—	—	—	—	301,909	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	—	—	—	—	—	4,744	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	6,553,998	5,612,865	7,176,516	3,702,066	1,405,449	4,036,086	6,273,357	80	4,744	2,433

Cost	$83,443,999	$168,981,575	$70,933,332	$67,338,329	$37,230,017	$230,390,959	$155,592,593	$1,214	$130,411	$113,599

Deferred contracts in the accumulation period:
Units owned by participants #	28,658,809	12,223,228	46,622,395	9,117,117	7,553,337	28,444,805	9,646,996	326	4,744	2,433
Minimum unit fair value #*	$1.550655	$4.412341	$0.521043	$2.424444	$3.788604	$2.640161	$19.739360	$5.706956	$28.701550	$47.267538
Maximum unit fair value #*	$23.539859	$50.303119	$10.464945	$43.368938	$50.644135	$84.907371	$23.856328	$5.706956	$28.701550	$47.267538
Contract liability	$99,336,271	$156,026,332	$71,535,531	$62,978,908	$39,821,036	$380,836,724	$205,762,752	$1,859	$136,163	$115,020

Contracts in payout (annuitization) period:
Units owned by participants #	507,004	170,120	903,246	108,954	94,963	637,710	277,983	—	—	—
Minimum unit fair value #*	$1.826078	$5.362849	$0.670554	$2.855478	$4.578439	$3.109404	$21.298718	$—	$—	$—
Maximum unit fair value #*	$5.202919	$14.902780	$3.502546	$8.565188	$5.162464	$81.554624	$23.856328	$—	$—	$—
Contract liability	$2,031,976	$2,298,653	$1,578,905	$852,710	$460,856	$11,181,214	$5,948,984	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (continued)
December 31, 2024

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio	PSF PGIM Jennison Value Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$5,389,770	$2,455,929	$4,536,159	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	191,648	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	49,703	—	—	—	—	—
class II	—	—	—	—	—	—	9,391,969	99,339	725,344	361,564
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	297,132	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	5,389,770	2,455,929	4,536,159	297,132	49,703	191,648	9,391,969	99,339	725,344	361,564
Due from Sponsor Company	—	—	—	—	—	1	—	—	—	—
Receivable for fund shares sold	427	131	4,050	51	24	29	380	18	32	17
Other assets	2	1	—	—	—	—	—	—	3	—
Total assets	5,390,199	2,456,061	4,540,209	297,183	49,727	191,678	9,392,349	99,357	725,379	361,581

Liabilities:
Due to Sponsor Company	427	131	4,050	—	—	—	380	—	32	17
Payable for fund shares purchased	—	—	—	51	24	29	—	18	—	—
Other liabilities	—	—	1	—	—	—	—	—	—	1
Total liabilities	427	131	4,051	51	24	29	380	18	32	18

Net assets:
For contract liabilities	$5,389,772	$2,455,930	$4,536,158	$297,132	$49,703	$191,649	$9,391,969	$99,339	$725,347	$361,563

Contract Liabilities:
class 1	$5,389,772	$2,455,930	$4,536,158	$—	$—	$—	$—	$—	$—	$—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	191,649	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	49,703	—	—	—	—	—
class II	—	—	—	—	—	—	9,391,969	99,339	725,347	361,563
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	297,132	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$5,389,772	$2,455,930	$4,536,158	$297,132	$49,703	$191,649	$9,391,969	$99,339	$725,347	$361,563

Shares:
class 1	119,006	386,760	80,786	—	—	—	—	—	—	—
class 2	—	—	—	—	—	—	—	—	—	—
class ADM	—	—	—	—	—	12,620	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	1,906	—	—	—	—	—
class II	—	—	—	—	—	—	499,573	3,640	4,179	6,160
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	—	—	—	—	—	—	—	—	—	—
class S1	—	—	—	—	—	—	—	—	—	—
class S2	—	—	—	9,410	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	119,006	386,760	80,786	9,410	1,906	12,620	499,573	3,640	4,179	6,160

Cost	$2,361,411	$2,965,998	$1,693,312	$280,167	$46,918	$214,916	$8,222,025	$113,008	$223,236	$164,448

Deferred contracts in the accumulation period:
Units owned by participants #	205,337	176,196	142,460	9,410	1,906	12,620	1,992,611	3,640	161,055	66,039
Minimum unit fair value #*	$23.143221	$12.701616	$28.633569	$31.577014	$26.081304	$15.186080	$4.088217	$27.287637	$4.098850	$3.246170
Maximum unit fair value #*	$26.531880	$14.289612	$32.788328	$31.577014	$26.081304	$15.186080	$5.004169	$27.287637	$5.784401	$40.166538
Contract liability	$5,222,419	$2,420,077	$4,453,254	$297,132	$49,703	$191,649	$9,357,456	$99,339	$725,347	$361,563

Contracts in payout (annuitization) period:
Units owned by participants #	6,362	2,542	2,564	—	—	—	7,265	—	—	—
Minimum unit fair value #*	$25.993649	$14.039364	$32.213963	$—	$—	$—	$4.723196	$—	$—	$—
Maximum unit fair value #*	$26.531880	$14.289612	$32.788328	$—	$—	$—	$4.908717	$—	$—	$—
Contract liability	$167,353	$35,853	$82,904	$—	$—	$—	$34,513	$—	$—	$—

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Assets and Liabilities (concluded)
December 31, 2024

	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Assets:
Investments, at fair value
class 1	$—	$—	$—	$1,326,139	$2,584,060	$30,243,052	$—	$9,584,892	$38,261	$—
class 2	—	—	—	3,415	—	—	3,275,684	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	100,100
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	38,785	—	—	—	—	—	—	—	—	—
class S1	—	—	1,425,773	—	—	—	—	—	—	—
class S2	—	63,471	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total investments	38,785	63,471	1,425,773	1,329,554	2,584,060	30,243,052	3,275,684	9,584,892	38,261	100,100
Due from Sponsor Company	—	—	—	—	—	—	—	—	—	—
Receivable for fund shares sold	26	13	55	53	97	5,550	172	1,590	2	4
Other assets	—	—	—	—	2	—	1	1	—	1
Total assets	38,811	63,484	1,425,828	1,329,607	2,584,159	30,248,602	3,275,857	9,586,483	38,263	100,105

Liabilities:
Due to Sponsor Company	—	—	55	53	97	5,550	172	1,590	2	4
Payable for fund shares purchased	26	13	—	—	—	—	—	—	—	—
Other liabilities	—	—	2	—	—	1	—	—	1	—
Total liabilities	26	13	57	53	97	5,551	172	1,590	3	4

Net assets:
For contract liabilities	$38,785	$63,471	$1,425,771	$1,329,554	$2,584,062	$30,243,051	$3,275,685	$9,584,893	$38,260	$100,101

Contract Liabilities:
class 1	$—	$—	$—	$1,326,139	$2,584,062	$30,243,051	$—	$9,584,893	$38,260	$—
class 2	—	—	—	3,415	—	—	3,275,685	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	100,101
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	38,785	—	—	—	—	—	—	—	—	—
class S1	—	—	1,425,771	—	—	—	—	—	—	—
class S2	—	63,471	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total contract liabilities	$38,785	$63,471	$1,425,771	$1,329,554	$2,584,062	$30,243,051	$3,275,685	$9,584,893	$38,260	$100,101

Shares:
class 1	—	—	—	132,747	96,312	617,709	—	133,774	1,424	—
class 2	—	—	—	366	—	—	250,435	—	—	—
class ADM	—	—	—	—	—	—	—	—	—	—
class B	—	—	—	—	—	—	—	—	—	—
class I	—	—	—	—	—	—	—	—	—	—
class IA	—	—	—	—	—	—	—	—	—	—
class IB	—	—	—	—	—	—	—	—	—	—
class II	—	—	—	—	—	—	—	—	—	845
class III	—	—	—	—	—	—	—	—	—	—
class INIT	—	—	—	—	—	—	—	—	—	—
class INV	1,544	—	—	—	—	—	—	—	—	—
class S1	—	—	17,927	—	—	—	—	—	—	—
class S2	—	1,826	—	—	—	—	—	—	—	—
class SRV2	—	—	—	—	—	—	—	—	—	—
class STD2	—	—	—	—	—	—	—	—	—	—
Total shares	1,544	1,826	17,927	133,113	96,312	617,709	250,435	133,774	1,424	845

Cost	$36,979	$59,425	$954,544	$1,305,266	$2,297,052	$8,726,265	$3,214,153	$3,281,258	$32,136	$78,633

Deferred contracts in the accumulation period:
Units owned by participants #	1,544	1,826	29,694	35,967	61,388	840,788	230,834	301,855	3,449	6,550
Minimum unit fair value #*	$25.122878	$34.756610	$43.007629	$4.622925	$36.154257	$32.912415	$12.926131	$28.507087	$11.061440	$14.066980
Maximum unit fair value #*	$25.122878	$34.756610	$48.583262	$39.230222	$43.286401	$35.931856	$14.299507	$31.534887	$11.093246	$14.157448
Contract liability	$38,785	$63,471	$1,421,836	$1,323,535	$2,575,328	$29,985,448	$3,225,319	$9,388,621	$38,260	$92,302

Contracts in payout (annuitization) period:
Units owned by participants #	—	—	81	160	209	7,185	3,552	6,241	—	552
Minimum unit fair value #*	$—	$—	$48.583262	$37.566122	$41.588821	$35.461900	$14.112403	$31.122458	$—	$14.124497
Maximum unit fair value #*	$—	$—	$48.583262	$37.566122	$43.286401	$35.931856	$14.299507	$31.534887	$—	$14.124497
Contract liability	$—	$—	$3,935	$6,019	$8,734	$257,603	$50,366	$196,272	$—	$7,799

# Rounded units/unit fair values
* For Sub-Accounts with only one unit fair value, the unit fair value is illustrated in both the minimum and maximum unit fair value rows.

The accompanying notes are an integral part of these financial statements.

(1) American Century VP Capital Appreciation Fund Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024. The preceding Fund is not presented in these financial statements.
(2) Funded as of July 26, 2024.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations
For the Periods Ended December 31, 2024

	LVIP American Century Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$1,312	$16,958	$23,228	$94,819	$2,405,076	$14,953	$1,550	$15,228	$76,906

Expenses:
Administrative charges	—	—	—	—	(289)	—	—	—	—	—
Mortality and expense risk charges	(27,057)	(705)	(31,549)	(18,283)	(20,059)	(687,701)	(16,677)	(6,034)	(11,112)	(52,045)
Total expenses	(27,057)	(705)	(31,549)	(18,283)	(20,348)	(687,701)	(16,677)	(6,034)	(11,112)	(52,045)
Net investment income (loss)	(27,057)	607	(14,591)	4,945	74,471	1,717,375	(1,724)	(4,484)	4,116	24,861

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	54,163	(1,534)	23,456	(21,199)	(24,257)	—	12,417	24,677	52,132	(66,707)
Net realized gain distributions	136,633	—	203,655	—	—	—	42,073	11,227	15,690	—
Change in unrealized appreciation (depreciation) during the period	300,597	3,339	293,455	(15,010)	40,827	—	72,128	96,672	79,433	713,063
Net gain (loss) on investments	491,393	1,805	520,566	(36,209)	16,570	—	126,618	132,576	147,255	646,356
Net increase (decrease) in net assets resulting from operations	$464,336	$2,412	$505,975	$(31,264)	$91,041	$1,717,375	$124,894	$128,092	$151,371	$671,217

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$18,101	$70	$16,221	$12,437	$3,664	$5,880	$6,224	$9,589	$262

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(38,721)	(8,828)	(101,104)	(112,738)	(9,251)	(1,765)	(3,609)	(3,428)	(3,741)	(95)
Total expenses	(38,721)	(8,828)	(101,104)	(112,738)	(9,251)	(1,765)	(3,609)	(3,428)	(3,741)	(95)
Net investment income (loss)	(38,721)	9,273	(101,034)	(96,517)	3,186	1,899	2,271	2,796	5,848	167

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	15,682	10,698	681,201	1,106,892	45,246	(3,265)	69	(17,487)	11,895	(1)
Net realized gain distributions	116,541	4,837	1,768,290	1,008,712	33,942	3,885	632	8,960	849	5
Change in unrealized appreciation (depreciation) during the period	349,621	28,870	(236,622)	545,533	(39,540)	5,241	18,398	22,946	(1,776)	43
Net gain (loss) on investments	481,844	44,405	2,212,869	2,661,137	39,648	5,861	19,099	14,419	10,968	47
Net increase (decrease) in net assets resulting from operations	$443,123	$53,678	$2,111,835	$2,564,620	$42,834	$7,760	$21,370	$17,215	$16,816	$214

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$314	$3,130	$406	$30,246	$9,670,153	$5,765,064	$7,514,831	$9,189,384	$23,028	$1,596,837

Expenses:
Administrative charges	—	—	—	—	(4,592)	(6,530)	(17,086)	(12,968)	—	—
Mortality and expense risk charges	(24)	(1,715)	(311)	(7,267)	(6,885,253)	(2,393,896)	(13,418,469)	(7,193,884)	(373,854)	(4,385,640)
Total expenses	(24)	(1,715)	(311)	(7,267)	(6,889,845)	(2,400,426)	(13,435,555)	(7,206,852)	(373,854)	(4,385,640)
Net investment income (loss)	290	1,415	95	22,979	2,780,308	3,364,638	(5,920,724)	1,982,532	(350,826)	(2,788,803)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	—	(183)	16	(4,924)	19,220,668	(3,782,540)	24,373,595	11,021,679	(319,208)	13,951,349
Net realized gain distributions	—	—	—	2,478	33,960,208	—	41,727,642	33,515,014	168,145	12,541,721
Change in unrealized appreciation (depreciation) during the period	(321)	8,138	2,053	14,160	(7,491,103)	1,792,551	120,007,725	6,882,472	414,795	38,081,172
Net gain (loss) on investments	(321)	7,955	2,069	11,714	45,689,773	(1,989,989)	186,108,962	51,419,165	263,732	64,574,242
Net increase (decrease) in net assets resulting from operations	$(31)	$9,370	$2,164	$34,693	$48,470,081	$1,374,649	$180,188,238	$53,401,697	$(87,094)	$61,785,439

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Investment income:
Dividends	$1,585,164	$—	$3,242,883	$—	$106,440	$6,303,303	$2,570,093	$—	$4,293	$1,954

Expenses:
Administrative charges	(3,099)	—	(1,727)	(1,399)	—	(3,848)	—	—	—	—
Mortality and expense risk charges	(1,489,850)	(2,229,023)	(1,094,432)	(872,338)	(636,581)	(5,261,326)	(2,602,941)	(25)	(2,144)	(1,714)
Total expenses	(1,492,949)	(2,229,023)	(1,096,159)	(873,737)	(636,581)	(5,265,174)	(2,602,941)	(25)	(2,144)	(1,714)
Net investment income (loss)	92,215	(2,229,023)	2,146,724	(873,737)	(530,141)	1,038,129	(32,848)	(25)	2,149	240

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	2,821,717	(2,092,599)	454,042	(955,912)	294,316	25,185,717	6,828,307	154	(23,638)	2,143
Net realized gain distributions	—	3,874,273	—	—	—	11,958,159	8,660,162	145	—	4,772
Change in unrealized appreciation (depreciation) during the period	4,373,640	8,281,532	153,500	8,231,082	4,666,415	(8,466,280)	26,372,212	238	45,041	6,181
Net gain (loss) on investments	7,195,357	10,063,206	607,542	7,275,170	4,960,731	28,677,596	41,860,681	537	21,403	13,096
Net increase (decrease) in net assets resulting from operations	$7,287,572	$7,834,183	$2,754,266	$6,401,433	$4,430,590	$29,715,725	$41,827,833	$512	$23,552	$13,336

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$141,454	$—	$—	$688	$6,273	$40,888	$1,755	$—

Expenses:
Administrative charges	—	—	(542)	(1,057)	—	—	—	—	—	—
Mortality and expense risk charges	(1,470)	(82,998)	(38,723)	(75,158)	(4,069)	(620)	(2,772)	(144,069)	(1,220)	(10,255)
Total expenses	(1,470)	(82,998)	(39,265)	(76,215)	(4,069)	(620)	(2,772)	(144,069)	(1,220)	(10,255)
Net investment income (loss)	(1,470)	(82,998)	102,189	(76,215)	(4,069)	68	3,501	(103,181)	535	(10,255)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	(22,827)	544,111	(72,588)	648,899	9,119	(790)	(12,961)	214,180	(3,890)	180,380
Net realized gain distributions	—	—	—	—	17,620	3,337	—	469,148	6,129	—
Change in unrealized appreciation (depreciation) during the period	57,752	214,552	74,069	321,378	25,673	(549)	12,627	1,237,226	6,781	(1,902)
Net gain (loss) on investments	34,925	758,663	1,481	970,277	52,412	1,998	(334)	1,920,554	9,020	178,478
Net increase (decrease) in net assets resulting from operations	$33,455	$675,665	$103,670	$894,062	$48,343	$2,066	$3,167	$1,817,373	$9,555	$168,223

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (continued)
For the Periods Ended December 31, 2024

	PSF PGIM Jennison Value Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$450	$943	$—	$182	$34,395	$—	$6,887	$—	$144,749

Expenses:
Administrative charges	—	—	—	—	—	—	—	—	—	—
Mortality and expense risk charges	(5,756)	(1,138)	(1,041)	(20,720)	(267)	(7,987)	(18,700)	(35,986)	(386,591)	(52,415)
Total expenses	(5,756)	(1,138)	(1,041)	(20,720)	(267)	(7,987)	(18,700)	(35,986)	(386,591)	(52,415)
Net investment income (loss)	(5,756)	(688)	(98)	(20,720)	(85)	26,408	(18,700)	(29,099)	(386,591)	92,334

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	15,585	8,873	6,266	71,892	3,341	(746,670)	(3,259)	17,424	2,589,668	21,474
Net realized gain distributions	—	1,520	4,424	—	1,533	—	—	249,752	—	—
Change in unrealized appreciation (depreciation) during the period	42,659	(6,712)	1,331	353,642	(3,422)	734,014	222,688	87,226	5,178,397	(53,453)
Net gain (loss) on investments	58,244	3,681	12,021	425,534	1,452	(12,656)	219,429	354,402	7,768,065	(31,979)
Net increase (decrease) in net assets resulting from operations	$52,488	$2,993	$11,923	$404,814	$1,367	$13,752	$200,729	$325,303	$7,381,474	$60,355

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Operations (concluded)
For the Periods Ended December 31, 2024

	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account

Investment income:
Dividends	$—	$—	$—

Expenses:
Administrative charges	—	—	—
Mortality and expense risk charges	(140,268)	(566)	(1,486)
Total expenses	(140,268)	(566)	(1,486)
Net investment income (loss)	(140,268)	(566)	(1,486)

Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on security transactions	1,302,429	98	956
Net realized gain distributions	—	—	—
Change in unrealized appreciation (depreciation) during the period	640,511	1,919	19,216
Net gain (loss) on investments	1,942,940	2,017	20,172
Net increase (decrease) in net assets resulting from operations	$1,802,672	$1,451	$18,686

The accompanying notes are an integral part of these financial statements.

(1) American Century VP Capital Appreciation Fund Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024. The preceding Fund is not presented in these financial statements.
(2) Funded as of July 26, 2024.
(3) Liquidated as of December 4, 2024.
(4) Not funded as of December 31,2024.
(5) Liquidated as of April 30, 2024.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2024

	LVIP American Century Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account (1)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(27,057)	$607	$(14,591)	$4,945	$74,471	$1,717,375	$(1,724)	$(4,484)	$4,116	$24,861
Net realized gain (loss) on security transactions	54,163	(1,534)	23,456	(21,199)	(24,257)	—	12,417	24,677	52,132	(66,707)
Net realized gain distributions	136,633	—	203,655	—	—	—	42,073	11,227	15,690	—
Change in unrealized appreciation (depreciation) during the period	300,597	3,339	293,455	(15,010)	40,827	—	72,128	96,672	79,433	713,063
Net increase (decrease) in net assets resulting from operations	464,336	2,412	505,975	(31,264)	91,041	1,717,375	124,894	128,092	151,371	671,217

Unit transactions:
Purchases	13,088	—	97,771	12,710	6,557	182,143	—	—	2,327	10,389
Net transfers	(77,873)	(2,183)	71,106	333,790	439,225	12,890,920	(11,600)	(8,437)	9,827	37,944
Surrenders for benefit payments and fees	(420,004)	(8,771)	(31,065)	(145,070)	(110,086)	(15,279,223)	(94,968)	(97,461)	(191,504)	(183,140)
Other transactions	751	—	15	—	—	4,515	—	—	—	—
Death benefits	—	—	(182,122)	(9,524)	(43,198)	(5,276,940)	(17,374)	—	—	(186,725)
Net annuity transactions	—	—	(3,196)	(252)	(2,887)	(154,780)	(2,710)	—	(9,209)	(9,225)
Net increase (decrease) in net assets resulting from unit transactions	(484,038)	(10,954)	(47,491)	191,654	289,611	(7,633,365)	(126,652)	(105,898)	(188,559)	(330,757)
Net increase (decrease) in net assets	(19,702)	(8,542)	458,484	160,390	380,652	(5,915,990)	(1,758)	22,194	(37,188)	340,460

Net assets:
Beginning of period	2,237,653	57,544	2,117,711	852,715	1,340,385	54,152,379	1,130,477	457,478	923,850	3,180,341
End of period	$2,217,951	$49,002	$2,576,195	$1,013,105	$1,721,037	$48,236,389	$1,128,719	$479,672	$886,662	$3,520,801

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(38,721)	$9,273	$(101,034)	$(96,517)	$3,186	$1,899	$2,271	$2,796	$5,848	$167
Net realized gain (loss) on security transactions	15,682	10,698	681,201	1,106,892	45,246	(3,265)	69	(17,487)	11,895	(1)
Net realized gain distributions	116,541	4,837	1,768,290	1,008,712	33,942	3,885	632	8,960	849	5
Change in unrealized appreciation (depreciation) during the period	349,621	28,870	(236,622)	545,533	(39,540)	5,241	18,398	22,946	(1,776)	43
Net increase (decrease) in net assets resulting from operations	443,123	53,678	2,111,835	2,564,620	42,834	7,760	21,370	17,215	16,816	214

Unit transactions:
Purchases	—	2,981	14,805	24,889	9,340	—	—	—	—	—
Net transfers	102,480	61,927	(284,257)	34,834	67,149	(29,594)	29,594	—	226,062	—
Surrenders for benefit payments and fees	(124,822)	(123,308)	(1,315,233)	(2,221,552)	(186,707)	(2,737)	(10,960)	(145,356)	(109,605)	—
Other transactions	30	519	434	756	515	—	—	—	—	—
Death benefits	(105,269)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(5,505)	—	(1,423)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(133,086)	(57,881)	(1,585,674)	(2,161,073)	(109,703)	(32,331)	18,634	(145,356)	116,457	—
Net increase (decrease) in net assets	310,037	(4,203)	526,161	403,547	(66,869)	(24,571)	40,004	(128,141)	133,273	214

Net assets:
Beginning of period	2,248,950	747,442	7,788,015	8,503,306	780,390	163,472	250,482	307,872	308,737	7,388
End of period	$2,558,987	$743,239	$8,314,176	$8,906,853	$713,521	$138,901	$290,486	$179,731	$442,010	$7,602

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Fidelity® VIP FundsManager 20% Portfolio	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund
	Sub-Account (2)	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$290	$1,415	$95	$22,979	$2,780,308	$3,364,638	$(5,920,724)	$1,982,532	$(350,826)	$(2,788,803)
Net realized gain (loss) on security transactions	—	(183)	16	(4,924)	19,220,668	(3,782,540)	24,373,595	11,021,679	(319,208)	13,951,349
Net realized gain distributions	—	—	—	2,478	33,960,208	—	41,727,642	33,515,014	168,145	12,541,721
Change in unrealized appreciation (depreciation) during the period	(321)	8,138	2,053	14,160	(7,491,103)	1,792,551	120,007,725	6,882,472	414,795	38,081,172
Net increase (decrease) in net assets resulting from operations	(31)	9,370	2,164	34,693	48,470,081	1,374,649	180,188,238	53,401,697	(87,094)	61,785,439

Unit transactions:
Purchases	—	—	—	72	4,362,168	1,027,239	4,644,293	3,463,615	58,937	1,918,882
Net transfers	9,384	(310)	—	38,890	(2,037,482)	3,795,324	(7,292,488)	(6,619,703)	(101,189)	(5,930,280)
Surrenders for benefit payments and fees	(67)	(44)	—	(130,721)	(49,661,938)	(15,803,392)	(89,929,509)	(47,509,815)	(2,328,794)	(27,453,190)
Other transactions	—	—	—	—	13,984	575	2,632	14,825	274	(949)
Death benefits	—	—	—	—	(26,201,432)	(6,672,681)	(25,516,219)	(16,585,740)	(547,568)	(7,848,366)
Net annuity transactions	—	—	—	—	(2,018,743)	(248,625)	(1,544,666)	(1,137,717)	38,653	(411,592)
Net increase (decrease) in net assets resulting from unit transactions	9,317	(354)	—	(91,759)	(75,543,443)	(17,901,560)	(119,635,957)	(68,374,535)	(2,879,687)	(39,725,495)
Net increase (decrease) in net assets	9,286	9,016	2,164	(57,066)	(27,073,362)	(16,526,911)	60,552,281	(14,972,838)	(2,966,781)	22,059,944

Net assets:
Beginning of period	—	128,848	23,248	576,059	524,664,019	171,980,760	969,024,767	500,423,878	26,027,991	275,101,907
End of period	$9,286	$137,864	$25,412	$518,993	$497,590,657	$155,453,849	$1,029,577,048	$485,451,040	$23,061,210	$297,161,851

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Hartford International Opportunities HLS Fund	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (3)	Sub-Account

Operations:
Net investment income (loss)	$92,215	$(2,229,023)	$2,146,724	$(873,737)	$(530,141)	$1,038,129	$(32,848)	$(25)	$2,149	$240
Net realized gain (loss) on security transactions	2,821,717	(2,092,599)	454,042	(955,912)	294,316	25,185,717	6,828,307	154	(23,638)	2,143
Net realized gain distributions	—	3,874,273	—	—	—	11,958,159	8,660,162	145	—	4,772
Change in unrealized appreciation (depreciation) during the period	4,373,640	8,281,532	153,500	8,231,082	4,666,415	(8,466,280)	26,372,212	238	45,041	6,181
Net increase (decrease) in net assets resulting from operations	7,287,572	7,834,183	2,754,266	6,401,433	4,430,590	29,715,725	41,827,833	512	23,552	13,336

Unit transactions:
Purchases	588,401	653,546	503,215	134,954	219,650	1,418,133	1,107,030	—	3,126	—
Net transfers	(795,911)	(4,542,289)	2,439,798	(734,417)	(302,051)	(2,588,940)	8,604,606	(350)	(180,081)	12,567
Surrenders for benefit payments and fees	(9,014,197)	(12,607,054)	(8,368,563)	(4,759,607)	(4,025,911)	(37,324,843)	(17,622,991)	(2)	(27,504)	(36,328)
Other transactions	1,018	(3,200)	783	(861)	1,314	1,039	1,916	—	—	—
Death benefits	(2,811,047)	(3,605,868)	(2,792,296)	(1,437,913)	(755,009)	(10,679,050)	(4,189,847)	—	—	—
Net annuity transactions	(180,811)	(133,086)	(284,958)	58,366	(51,403)	(1,787,147)	(220,167)	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(12,212,547)	(20,237,951)	(8,502,021)	(6,739,478)	(4,913,410)	(50,960,808)	(12,319,453)	(352)	(204,459)	(23,761)
Net increase (decrease) in net assets	(4,924,975)	(12,403,768)	(5,747,755)	(338,045)	(482,820)	(21,245,083)	29,508,380	160	(180,907)	(10,425)

Net assets:
Beginning of period	106,293,222	170,728,753	78,862,191	64,169,663	40,764,712	413,263,021	182,203,356	1,699	180,907	146,588
End of period	$101,368,247	$158,324,985	$73,114,436	$63,831,618	$40,281,892	$392,017,938	$211,711,736	$1,859	$—	$136,163

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	Morgan Stanley VIF Discovery Portfolio	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(1,470)	$(82,998)	$102,189	$(76,215)	$(4,069)	$68	$3,501	$(103,181)	$535	$(10,255)
Net realized gain (loss) on security transactions	(22,827)	544,111	(72,588)	648,899	9,119	(790)	(12,961)	214,180	(3,890)	180,380
Net realized gain distributions	—	—	—	—	17,620	3,337	—	469,148	6,129	—
Change in unrealized appreciation (depreciation) during the period	57,752	214,552	74,069	321,378	25,673	(549)	12,627	1,237,226	6,781	(1,902)
Net increase (decrease) in net assets resulting from operations	33,455	675,665	103,670	894,062	48,343	2,066	3,167	1,817,373	9,555	168,223

Unit transactions:
Purchases	324	107,405	210	9,983	3,024	324	5,472	5,756	2,318	—
Net transfers	(1,204)	62,825	46,405	(503,156)	(34,610)	16,564	(13,133)	(199,116)	5,547	—
Surrenders for benefit payments and fees	(58,374)	(356,647)	(160,189)	(373,269)	(93,911)	(13,111)	(85,961)	(764,042)	(21,805)	(52,829)
Other transactions	—	(5)	—	(1)	—	—	—	19	—	(1)
Death benefits	—	(404,226)	(74,053)	(269,509)	—	—	—	(848,197)	—	(1,938)
Net annuity transactions	—	(28,100)	(7,292)	(20,325)	—	—	—	4,521	—	—
Net increase (decrease) in net assets resulting from unit transactions	(59,254)	(618,748)	(194,919)	(1,156,277)	(125,497)	3,777	(93,622)	(1,801,059)	(13,940)	(54,768)
Net increase (decrease) in net assets	(25,799)	56,917	(91,249)	(262,215)	(77,154)	5,843	(90,455)	16,314	(4,385)	113,455

Net assets:
Beginning of period	140,819	5,332,855	2,547,179	4,798,373	374,286	43,860	282,104	9,375,655	103,724	611,892
End of period	$115,020	$5,389,772	$2,455,930	$4,536,158	$297,132	$49,703	$191,649	$9,391,969	$99,339	$725,347

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2024

	PSF PGIM Jennison Value Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund	Columbia Variable Portfolio - Overseas Core Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account (4)	Sub-Account (5)	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(5,756)	$(688)	$(98)	$(20,720)	$(85)	$26,408	$(18,700)	$(29,099)	$(386,591)	$92,334
Net realized gain (loss) on security transactions	15,585	8,873	6,266	71,892	3,341	(746,670)	(3,259)	17,424	2,589,668	21,474
Net realized gain distributions	—	1,520	4,424	—	1,533	—	—	249,752	—	—
Change in unrealized appreciation (depreciation) during the period	42,659	(6,712)	1,331	353,642	(3,422)	734,014	222,688	87,226	5,178,397	(53,453)
Net increase (decrease) in net assets resulting from operations	52,488	2,993	11,923	404,814	1,367	13,752	200,729	325,303	7,381,474	60,355

Unit transactions:
Purchases	—	—	—	—	—	—	—	8	94,659	73,390
Net transfers	61,982	(627)	(420)	(31,126)	—	(1,632,110)	(7,030)	(106,631)	(269,362)	(157,212)
Surrenders for benefit payments and fees	(13,256)	(81,368)	(61,717)	(58,823)	(23,864)	(27,127)	(30,529)	(124,369)	(1,718,377)	(238,679)
Other transactions	(2)	—	—	(14)	—	3	19	7	(4)	12
Death benefits	(6,691)	—	—	(22,957)	—	(18,910)	(7,105)	(43,910)	(1,189,887)	(145,031)
Net annuity transactions	—	—	—	(834)	—	(55,322)	(432)	(15,328)	(26,837)	(9,346)
Net increase (decrease) in net assets resulting from unit transactions	42,033	(81,995)	(62,137)	(113,754)	(23,864)	(1,733,466)	(45,077)	(290,223)	(3,109,808)	(476,866)
Net increase (decrease) in net assets	94,521	(79,002)	(50,214)	291,060	(22,497)	(1,719,714)	155,652	35,080	4,271,666	(416,511)

Net assets:
Beginning of period	267,042	117,787	113,685	1,134,711	22,497	1,719,714	1,173,902	2,548,982	25,971,385	3,692,196
End of period	$361,563	$38,785	$63,471	$1,425,771	$—	$—	$1,329,554	$2,584,062	$30,243,051	$3,275,685

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2024

	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(140,268)	$(566)	$(1,486)
Net realized gain (loss) on security transactions	1,302,429	98	956
Net realized gain distributions	—	—	—
Change in unrealized appreciation (depreciation) during the period	640,511	1,919	19,216
Net increase (decrease) in net assets resulting from operations	1,802,672	1,451	18,686

Unit transactions:
Purchases	160,425	—	—
Net transfers	(288,140)	—	20,797
Surrenders for benefit payments and fees	(780,951)	(2)	(1,263)
Other transactions	18	(1)	(2)
Death benefits	(1,026,630)	—	4,160
Net annuity transactions	6,318	—	(2,831)
Net increase (decrease) in net assets resulting from unit transactions	(1,928,960)	(3)	20,861
Net increase (decrease) in net assets	(126,288)	1,448	39,547

Net assets:
Beginning of period	9,711,181	36,812	60,554
End of period	$9,584,893	$38,260	$100,101

The accompanying notes are an integral part of these financial statements.

(1) American Century VP Capital Appreciation Fund Merged into LVIP American Century Capital Appreciation Fund. Change effective April 26, 2024. The preceding Fund is not presented in these financial statements.
(2) Funded as of July 26, 2024.
(3) Liquidated as of December 4, 2024.
(4) Not funded as of December 31,2024.
(5) Liquidated as of April 30, 2024.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets
For the Periods Ended December 31, 2023

	American Century VP Capital Appreciation Fund	AB VPS International Value Portfolio	Invesco V.I. Core Equity Fund	Invesco V.I. Government Securities Fund	Invesco V.I. High Yield Fund	Invesco V.I. Government Money Market Fund	AB VPS Relative Value Portfolio	American Funds Insurance Series® Growth Fund	Calvert VP SRI Balanced Portfolio	Columbia Variable Portfolio - Small Company Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(27,139)	$(324)	$(14,619)	$(6,511)	$42,222	$1,811,322	$(1,734)	$(3,589)	$3,649	$(46,248)
Net realized gain (loss) on security transactions	(49,750)	(1,473)	19,391	(14,160)	(50,341)	—	419	(6,987)	10,189	(109,410)
Net realized gain distributions	3,517	—	46,895	—	—	—	90,680	21,157	3,472	—
Change in unrealized appreciation (depreciation) during the period	464,262	8,794	363,355	37,971	91,425	—	19,112	112,837	113,189	808,495
Net increase (decrease) in net assets resulting from operations	390,890	6,997	415,022	17,300	83,306	1,811,322	108,477	123,418	130,499	652,837

Unit transactions:
Purchases	31,461	—	4,560	7,493	60	328,594	—	—	9,024	7,747
Net transfers	(145,056)	2,145	48,003	570,940	457,316	13,674,307	(21,353)	43,317	(4,233)	(8,716)
Surrenders for benefit payments and fees	(298,497)	(4,957)	(86,461)	(149,862)	(107,110)	(14,365,320)	(79,598)	(65,774)	(66,703)	(161,429)
Other transactions	—	—	124	1	111	5,924	1,977	—	—	251
Death benefits	—	—	(20,379)	(8,679)	(3,875)	(1,789,394)	(19,071)	—	—	(33,348)
Net annuity transactions	—	—	(13,564)	2,098	(2,894)	505,648	(7,334)	—	(10,078)	(8,759)
Net increase (decrease) in net assets resulting from unit transactions	(412,092)	(2,812)	(67,717)	421,991	343,608	(1,640,241)	(125,379)	(22,457)	(71,990)	(204,254)
Net increase (decrease) in net assets	(21,202)	4,185	347,305	439,291	426,914	171,081	(16,902)	100,961	58,509	448,583

Net assets:
Beginning of period	2,258,855	53,359	1,770,406	413,424	913,471	53,981,298	1,147,379	356,517	865,341	2,731,758
End of period	$2,237,653	$57,544	$2,117,711	$852,715	$1,340,385	$54,152,379	$1,130,477	$457,478	$923,850	$3,180,341

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Allspring VT Discovery All Cap Growth Fund	Fidelity® VIP Asset Manager Portfolio	Fidelity® VIP Growth Portfolio	Fidelity® VIP Contrafund® Portfolio	Fidelity® VIP Overseas Portfolio	Fidelity® VIP Freedom 2020 Portfolio	Fidelity® VIP Freedom 2030 Portfolio	Fidelity® VIP Freedom 2015 Portfolio	Fidelity® VIP Freedom 2025 Portfolio	Fidelity® VIP Freedom Income Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(30,088)	$8,714	$(75,867)	$(59,451)	$(774)	$2,720	$2,404	$6,402	$4,086	$200
Net realized gain (loss) on security transactions	(57,690)	(3,954)	227,310	353,045	51,366	(609)	(781)	(1,253)	4,141	(3)
Net realized gain distributions	195,209	7,745	329,595	278,180	1,929	1,082	—	5,705	—	—
Change in unrealized appreciation (depreciation) during the period	429,558	67,772	1,618,480	1,625,118	76,044	12,903	26,008	15,364	32,540	243
Net increase (decrease) in net assets resulting from operations	536,989	80,277	2,099,518	2,196,892	128,565	16,096	27,631	26,218	40,767	440

Unit transactions:
Purchases	—	4,343	33,318	61,404	15,443	—	—	—	—	—
Net transfers	59,389	49,170	208,300	(8,695)	90,098	—	17,065	—	—	—
Surrenders for benefit payments and fees	(73,643)	(109,691)	(756,782)	(934,043)	(48,583)	(2,460)	(5,938)	(2,370)	(94,671)	(5)
Other transactions	—	—	—	—	—	—	—	—	—	—
Death benefits	(26,723)	—	—	—	—	—	—	—	—	—
Net annuity transactions	(3,207)	—	(1,069)	—	—	—	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(44,184)	(56,178)	(516,233)	(881,334)	56,958	(2,460)	11,127	(2,370)	(94,671)	(5)
Net increase (decrease) in net assets	492,805	24,099	1,583,285	1,315,558	185,523	13,636	38,758	23,848	(53,904)	435

Net assets:
Beginning of period	1,756,145	723,343	6,204,730	7,187,748	594,867	149,836	211,724	284,024	362,641	6,953
End of period	$2,248,950	$747,442	$7,788,015	$8,503,306	$780,390	$163,472	$250,482	$307,872	$308,737	$7,388

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Fidelity® VIP FundsManager 50% Portfolio	Fidelity® VIP FundsManager 70% Portfolio	Franklin Income VIP Fund	Hartford Balanced HLS Fund	Hartford Total Return Bond HLS Fund	Hartford Capital Appreciation HLS Fund	Hartford Dividend and Growth HLS Fund	Hartford Healthcare HLS Fund	Hartford Disciplined Equity HLS Fund	Hartford International Opportunities HLS Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$1,491	$144	$23,552	$2,428,169	$3,282,641	$(4,642,681)	$341,145	$(256,356)	$(1,877,023)	$(288,585)
Net realized gain (loss) on security transactions	(259)	(22)	(7,181)	11,441,939	(4,631,992)	1,115,491	5,076,840	(744,287)	3,443,637	1,285,070
Net realized gain distributions	—	—	37,592	14,664,111	—	15,898,874	42,599,929	348,717	1,718,363	—
Change in unrealized appreciation (depreciation) during the period	11,804	2,756	(12,445)	35,909,053	10,334,671	146,070,843	9,888,332	1,242,504	43,648,141	9,345,708
Net increase (decrease) in net assets resulting from operations	13,036	2,878	41,518	64,443,272	8,985,320	158,442,527	57,906,246	590,578	46,933,118	10,342,193

Unit transactions:
Purchases	—	—	94	2,436,815	536,438	3,831,823	2,670,057	83,862	596,343	462,847
Net transfers	—	—	(33,851)	(2,002,126)	4,716,870	(7,710,926)	(4,940,928)	(101,564)	(3,413,192)	(2,057,107)
Surrenders for benefit payments and fees	(19)	—	(59,150)	(41,501,790)	(13,775,050)	(76,676,666)	(39,968,382)	(1,965,896)	(18,709,242)	(8,295,873)
Other transactions	—	4	—	2,818	2,886	31,255	6,990	(3)	7,667	3,981
Death benefits	—	—	—	(19,392,759)	(6,222,529)	(22,768,370)	(15,968,245)	(719,061)	(5,418,835)	(2,650,639)
Net annuity transactions	—	—	—	(3,500,306)	(975,255)	(2,979,027)	(1,855,135)	(83,344)	(914,338)	(120,802)
Net increase (decrease) in net assets resulting from unit transactions	(19)	4	(92,907)	(63,957,348)	(15,716,640)	(106,271,911)	(60,055,643)	(2,786,006)	(27,851,597)	(12,657,593)
Net increase (decrease) in net assets	13,017	2,882	(51,389)	485,924	(6,731,320)	52,170,616	(2,149,397)	(2,195,428)	19,081,521	(2,315,400)

Net assets:
Beginning of period	115,831	20,366	627,448	524,178,095	178,712,080	916,854,151	502,573,275	28,223,419	256,020,386	108,608,622
End of period	$128,848	$23,248	$576,059	$524,664,019	$171,980,760	$969,024,767	$500,423,878	$26,027,991	$275,101,907	$106,293,222

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Hartford MidCap HLS Fund	Hartford Ultrashort Bond HLS Fund	Hartford Small Company HLS Fund	Hartford SmallCap Growth HLS Fund	Hartford Stock HLS Fund	BlackRock S&P 500 Index V.I. Fund	BlackRock Large Cap Focus Growth V.I. Fund	Morgan Stanley VIF U.S. Real Estate Portfolio	Invesco V.I. Equity and Income Fund	Morgan Stanley VIF Discovery Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(2,180,592)	$(158,913)	$(825,615)	$(606,369)	$(32,813)	$138,540	$(22)	$1,013	$687	$(2,655)
Net realized gain (loss) on security transactions	(3,421,610)	129,405	(2,297,394)	(1,029,681)	23,342,277	2,004,513	100	(10,463)	(342)	(556,117)
Net realized gain distributions	12,033,376	—	—	—	20,072,519	6,747,685	29	—	7,434	—
Change in unrealized appreciation (depreciation) during the period	14,357,633	3,006,441	11,713,708	7,622,294	(18,546,250)	27,779,188	601	31,086	4,299	608,559
Net increase (decrease) in net assets resulting from operations	20,788,807	2,976,933	8,590,699	5,986,244	24,835,733	36,669,926	708	21,636	12,078	49,787

Unit transactions:
Purchases	516,821	362,571	235,291	93,239	1,833,329	700,337	—	2,517	—	1,088
Net transfers	(598,083)	(660,357)	33,479	(39,706)	(4,782,604)	6,328,344	(428)	14,614	(1,635)	(11,811)
Surrenders for benefit payments and fees	(11,121,081)	(8,521,348)	(3,992,100)	(2,608,047)	(33,300,615)	(11,209,153)	(3)	(25,944)	(8,622)	(109,843)
Other transactions	6,236	218	357	3,808	5,916	(89)	1	—	—	—
Death benefits	(3,924,940)	(2,288,095)	(1,065,264)	(754,402)	(11,303,704)	(3,815,644)	—	—	—	—
Net annuity transactions	(925,743)	(309,427)	(106,543)	(87,985)	(1,760,602)	(995,126)	—	—	—	—
Net increase (decrease) in net assets resulting from unit transactions	(16,046,790)	(11,416,438)	(4,894,780)	(3,393,093)	(49,308,280)	(8,991,331)	(430)	(8,813)	(10,257)	(120,566)
Net increase (decrease) in net assets	4,742,017	(8,439,505)	3,695,919	2,593,151	(24,472,547)	27,678,595	278	12,823	1,821	(70,779)

Net assets:
Beginning of period	165,986,736	87,301,696	60,473,744	38,171,561	437,735,568	154,524,761	1,421	168,084	144,767	211,598
End of period	$170,728,753	$78,862,191	$64,169,663	$40,764,712	$413,263,021	$182,203,356	$1,699	$180,907	$146,588	$140,819

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Dividend Opportunity Fund	Columbia Variable Portfolio - Income Opportunities Fund	Columbia Variable Portfolio - Select Mid Cap Growth Fund	Invesco V.I. Global Fund	Putnam VT Small Cap Value Fund	PIMCO VIT Real Return Portfolio	Pioneer Fund VCT Portfolio	Pioneer Mid Cap Value VCT Portfolio	PSF PGIM Jennison Growth Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(81,748)	$89,311	$(71,121)	$(4,285)	$(1,030)	$6,672	$(74,139)	$231	$(8,552)
Net realized gain (loss) on security transactions	294,623	(77,832)	271,030	(7,788)	(36,782)	(18,051)	(179,817)	(310)	53,959
Net realized gain distributions	—	—	—	39,788	12,428	—	343,627	7,814	—
Change in unrealized appreciation (depreciation) during the period	(35,836)	219,182	713,648	68,618	19,422	20,660	1,922,230	2,414	178,548
Net increase (decrease) in net assets resulting from operations	177,039	230,661	913,557	96,333	(5,962)	9,281	2,011,901	10,149	223,955

Unit transactions:
Purchases	10,270	3,406	210	4,008	1,083	5,939	176,906	881	—
Net transfers	72,689	61,785	386,302	8,729	(32,092)	(50,107)	154,055	28,326	(934)
Surrenders for benefit payments and fees	(335,496)	(144,834)	(258,913)	(47,233)	(571)	(67,676)	(447,617)	(82)	(62,418)
Other transactions	518	389	245	—	—	—	(140)	—	6
Death benefits	(41,891)	(28,251)	(155)	—	—	—	(364,621)	—	—
Net annuity transactions	11,695	(8,768)	(15,959)	—	—	—	(36,536)	—	—
Net increase (decrease) in net assets resulting from unit transactions	(282,215)	(116,273)	111,730	(34,496)	(31,580)	(111,844)	(517,953)	29,125	(63,346)
Net increase (decrease) in net assets	(105,176)	114,388	1,025,287	61,837	(37,542)	(102,563)	1,493,948	39,274	160,609

Net assets:
Beginning of period	5,438,031	2,432,791	3,773,086	312,449	81,402	384,667	7,881,707	64,450	451,283
End of period	$5,332,855	$2,547,179	$4,798,373	$374,286	$43,860	$282,104	$9,375,655	$103,724	$611,892

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (continued)
For the Periods Ended December 31, 2023

	PSF PGIM Jennison Value Portfolio	Royce Capital Fund–Small-Cap Portfolio	Invesco V.I. Comstock Fund	Invesco V.I. American Franchise Fund	Allspring VT Index Asset Allocation Fund	Allspring VT International Equity Fund	Allspring VT Small Cap Growth Fund	Allspring VT Opportunity Fund	Columbia Variable Portfolio - Large Cap Growth Fund
	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$(4,710)	$(494)	$14	$(13,655)	$(196)	$6,420	$(17,636)	$(33,381)	$(309,386)
Net realized gain (loss) on security transactions	7,266	(1,153)	4,595	(2,122)	39	(199,944)	(19,687)	(23,112)	1,247,359
Net realized gain distributions	—	9,601	12,624	22,539	649	—	—	196,296	—
Change in unrealized appreciation (depreciation) during the period	27,566	16,284	(5,832)	319,393	2,357	420,610	71,329	380,758	6,844,470
Net increase (decrease) in net assets resulting from operations	30,122	24,238	11,401	326,155	2,849	227,086	34,006	520,561	7,782,443

Unit transactions:
Purchases	—	700	700	—	—	—	—	1,083	92,301
Net transfers	—	25,114	(15,192)	(1,812)	—	(18,057)	(2,162)	(45,046)	378,974
Surrenders for benefit payments and fees	(10,563)	(31,338)	(38,448)	(24,805)	—	(159,183)	(62,139)	(83,332)	(1,095,082)
Other transactions	(1)	—	—	(10)	1	(16)	(1)	—	399
Death benefits	—	—	—	(15,954)	—	(50,591)	(18,719)	(76,863)	(414,096)
Net annuity transactions	—	—	—	(710)	—	(10,337)	(5,820)	(16,059)	(23,076)
Net increase (decrease) in net assets resulting from unit transactions	(10,564)	(5,524)	(52,940)	(43,291)	1	(238,184)	(88,841)	(220,217)	(1,060,580)
Net increase (decrease) in net assets	19,558	18,714	(41,539)	282,864	2,850	(11,098)	(54,835)	300,344	6,721,863

Net assets:
Beginning of period	247,484	99,073	155,224	851,847	19,647	1,730,812	1,228,737	2,248,638	19,249,522
End of period	$267,042	$117,787	$113,685	$1,134,711	$22,497	$1,719,714	$1,173,902	$2,548,982	$25,971,385

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Statements of Changes in Net Assets (concluded)
For the Periods Ended December 31, 2023

	Columbia Variable Portfolio - Overseas Core Fund	CTIVP® - Principal Blue Chip Growth Fund	AST International Equity Portfolio	PSF PGIM Jennison Blend Portfolio
	Sub-Account	Sub-Account	Sub-Account	Sub-Account

Operations:
Net investment income (loss)	$6,157	$(122,483)	$(419)	$(58)
Net realized gain (loss) on security transactions	(15,352)	854,924	223	2
Net realized gain distributions	—	—	—	—
Change in unrealized appreciation (depreciation) during the period	443,255	2,023,850	4,206	2,251
Net increase (decrease) in net assets resulting from operations	434,060	2,756,291	4,010	2,195

Unit transactions:
Purchases	17,028	46,732	—	—
Net transfers	174,105	286,611	(1,639)	(8,289)
Surrenders for benefit payments and fees	(195,444)	(626,750)	—	—
Other transactions	130	545	(3)	(1)
Death benefits	(36,028)	(361,409)	(1,370)	—
Net annuity transactions	(13,134)	(66,912)	—	8,290
Net increase (decrease) in net assets resulting from unit transactions	(53,343)	(721,183)	32,802	58,359
Net increase (decrease) in net assets	380,717	2,035,108	36,812	60,554

Net assets:
Beginning of period	3,311,479	7,676,073	—	—
End of period	$3,692,196	$9,711,181	$36,812	$60,554

The accompanying notes are an integral part of these financial statements.

SEPARATE ACCOUNT TWO
Talcott Resolution Life Insurance Company
Notes to Financial Statements
December 31, 2024

1. Organization:

Separate Account Two (the “Account”) is a separate investment account established by Talcott Resolution Life Insurance Company (the “Sponsor Company”) and is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended. Both the Sponsor Company and the Account are subject to supervision and regulation by the Department of Insurance of the State of Connecticut and the SEC. The contract owners of the Sponsor Company direct their deposits into various investment options (the “Sub-Accounts”) within the Account.
The Sponsor Company is indirectly owned by Talcott Resolution Life, Inc.

On June 30, 2021, the Account's previous indirect owner, Hopmeadow Holdings GP LLC, completed the sale of the Sponsor Company through the merger of an affiliate of Sixth Street, a global investment firm. Sixth Street obtained 100% control of Talcott Holdings, L.P. and its life and annuity operating subsidiaries including the Account. This transaction does not impact the contracts of the Account or the accounting of the Account.
The Account is comprised of the following Sub-Accounts:

LVIP American Century VP Capital Appreciation Fund (Merged with American Century VP Capital Appreciation Fund), AB VPS International Value Portfolio, Invesco V.I. Core Equity Fund, Invesco V.I. Government Securities Fund, Invesco V.I. High Yield Fund, Invesco V.I. Government Money Market Fund, AB VPS Relative Value Portfolio, American Funds Insurance Series® Growth Fund, Calvert VP SRI Balanced Portfolio, Columbia Variable Portfolio - Small Company Growth Fund, Allspring VT Discovery All Cap Growth Fund, Fidelity® VIP Asset Manager Portfolio, Fidelity® VIP Growth Portfolio, Fidelity® VIP Contrafund® Portfolio, Fidelity® VIP Overseas Portfolio, Fidelity® VIP Freedom 2020 Portfolio, Fidelity® VIP Freedom 2030 Portfolio, Fidelity® VIP Freedom 2015 Portfolio, Fidelity® VIP Freedom 2025 Portfolio, Fidelity® VIP Freedom Income Portfolio, Fidelity® VIP FundsManager 20% Portfolio, Fidelity® VIP FundsManager 50% Portfolio, Fidelity® VIP FundsManager 70% Portfolio, Franklin Income VIP Fund, Hartford Balanced HLS Fund, Hartford Total Return Bond HLS Fund, Hartford Capital Appreciation HLS Fund, Hartford Dividend and Growth HLS Fund, Hartford Healthcare HLS Fund, Hartford Disciplined Equity HLS Fund, Hartford International Opportunities HLS Fund, Hartford MidCap HLS Fund, Hartford Ultrashort Bond HLS Fund, Hartford Small Company HLS Fund, Hartford SmallCap Growth HLS Fund, Hartford Stock HLS Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Focus Growth V.I. Fund, Morgan Stanley VIF U.S. Real Estate Portfolio*, Invesco V.I. Equity and Income Fund, Morgan Stanley VIF Discovery Portfolio, Columbia Variable Portfolio - Dividend Opportunity Fund, Columbia Variable Portfolio - Income Opportunities Fund, Columbia Variable Portfolio - Select Mid Cap Growth Fund, Invesco V.I. Global Fund, Putnam VT Small Cap Value Fund, PIMCO VIT Real Return Portfolio, Pioneer Fund VCT Portfolio, Pioneer Mid Cap Value VCT Portfolio, PSF PGIM Jennison Growth Portfolio, PSF PGIM Jennison Value Portfolio, Royce Capital Fund–Small-Cap Portfolio, Invesco V.I. Comstock Fund, Invesco V.I. American Franchise Fund, Allspring VT Index Asset Allocation Fund^, Allspring VT International Equity Fund*, Allspring VT Small Cap Growth Fund, Allspring VT Opportunity Fund, Columbia Variable Portfolio - Large Cap Growth Fund, Columbia Variable Portfolio - Overseas Core Fund, CTIVP® - Principal Blue Chip Growth Fund, AST International Equity Portfolio, PSF PGIM Jennison Blend Portfolio, LVIP American Century Capital Appreciation Fund (Merged assets from American Century VP Capital Appreciation Fund).

* During 2024, this Sub-Account was liquidated.

^ This Sub-Account was not funded as of December 31, 2024, and as a result, is not presented in the statements of assets and liabilities.

Sub-Account may invest in one or more share classes of a Fund, depending upon the product(s) available in that Sub-Account. A contract owner's unitized performance correlates with the share class associated with the contract owner's product.

If a Fund is subject to a merger by the Fund Manager, the Sub-Account invested in the surviving Fund acquires, at fair value, the net assets of the Sub-Account associated with the merging Fund on the date disclosed. These transfers are reflected in net interfund transfers due to corporate actions on the Statements of Changes in Net Assets.

Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from the Sponsor Company’s other assets and liabilities and are not chargeable with liabilities arising out of any other business the Sponsor Company may conduct.

2. Significant Accounting Policies:

The Account qualifies as an investment company and follows the accounting and reporting guidance as defined in Accounting Standards Codification 946, "Financial Services - Investment Companies." The following is a summary of significant accounting policies of the Account, which are in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP"):

a) Security Transactions - Security transactions are recorded on the trade date (date the order to buy or sell is executed). Realized gains and losses on the sales of securities are computed using the average cost method. Dividend income is either accrued daily or as of the ex-dividend date based upon the Fund. Net realized gain distributions are accrued as of the ex-dividend date. Net realized gain distributions represent those dividends from the Funds which are characterized as capital gains under tax regulations.

b) Unit Transactions - Unit transactions are executed based on the unit values calculated at the close of the business day.

c) Federal Income Taxes - The operations of the Account form a part of, and are taxed with, the total operations of the Sponsor Company, which is taxed as an insurance company under the Internal Revenue Code ("IRC"). Under the current provisions of the IRC, the Sponsor Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited to the contract owners. Based on this, no charge is being made currently to the Account for federal income taxes. The Sponsor Company will review periodically the status of this policy. In the event of changes in the tax law, a charge may be made in future years for any federal income taxes that would be attributable to the contracts.

d) Use of Estimates - The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ from those estimates. The most significant estimates contained within the financial statements are the fair value measurements.

e) Mortality Risk - The mortality risk associated with net assets allocated to contracts in the annuity period is determined using certain mortality tables. The mortality risk is fully borne by the Sponsor Company and may result in additional amounts being transferred into the Account by the Sponsor Company to cover greater longevity of contract owners than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Sponsor Company. These amounts are included in net annuity transactions on the accompanying statements of changes in net assets.

f) Fair Value Measurements - The Sub-Accounts' investments are carried at fair value in the Account’s financial statements. The investments in shares of the Funds are valued at the December 31, 2024 closing net asset value as determined by the appropriate Fund Manager. For financial instruments that are carried at fair value, a hierarchy is used to place the instruments into three broad levels (Levels 1, 2 and 3) by prioritizing the inputs in the valuation techniques used to measure fair value.

Level 1: Observable inputs that reflect unadjusted quoted prices for identical assets or liabilities in active markets that the Account has the ability to access at the measurement date. Level 1 investments include mutual funds.

Level 2: Observable inputs, other than unadjusted quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 2 investments include those that are model priced by vendors using observable inputs.

Level 3: Valuations that are derived from techniques in which one or more of the significant inputs are unobservable (including assumptions about risk). Because Level 3 fair values, by their nature, contain unobservable market inputs, considerable judgment is used to determine the Level 3 fair values. Level 3 fair values represent the best estimate of an amount that could be realized in a current market exchange absent actual market exchanges.

In certain cases, the inputs used to measure fair value fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement.

As of December 31, 2024, the Sub-Accounts invest in mutual funds which are carried at fair value and represent Level 1 investments under the fair value hierarchy levels. There were no Level 2 or Level 3 investments in the Sub-Accounts. The Account recognizes transfers of securities among the levels at the beginning of the reporting period. There were no transfers among the levels for the periods ended December 31, 2024 and 2023.

g) Accounting for Uncertain Tax Positions - The statute of limitations is closed through the 2020 tax year and the Sponsor Company is not currently under examination for any open years.  Management evaluates whether or not there are uncertain tax positions that require financial statement recognition and has determined that no reserves for uncertain tax positions are required at December 31, 2024.

h) In this reporting period, the Account adopted FASB Accounting Standards Update 2023-07, Segment Reporting (Topic 280) – Improvements to Reportable Segment Disclosures (“ASU 2023-07”). Adoption of the new standard impacted financial statement disclosures only and did not affect the Account’s financial position or its results of operations. The intent of the ASU 2023-07 is, through improved segment disclosures, to enable investors to better understand an entity’s overall performance and to assess its potential future cash flows.

The Management Committee of The Sponsor Company evaluates third-party funds and determines the selection of funds to offer within the product offering. All funds are sourced from third party asset managers which employ a governance structure to oversee fund strategy and performance, all of which is an element contemplated in the Separate Account Management Committee’s determination of fund offerings. Accordingly, the Management Committee, acts as the Account’s chief operating decision maker (“CODM”) assessing performance and making decisions about the product offering allocation. The CODM has determined that each Sub-Account acts as an operating segment based on the fact that the CODM monitors the operating results of the fund as a whole and that the fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the fund’s portfolio managers as a team. The financial information provided to and reviewed by the CODM is consistent with that presented within the fund’s Portfolio of Investments, Statement of Changes in Net Assets and Financial Highlights.

3. Administration of the Account and Related Charges:

Each Sub-Account is charged certain fees, according to contract terms, as follows:

a) Mortality and Expense Risk Charges - The Sponsor Company, as an issuer of variable annuity contracts, assesses mortality and expense risk charges for which it receives a maximum annual fee of 1.50% of the Sub-Account’s average daily net assets. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

b) Tax Expense Charges - If applicable, the Sponsor Company will make deductions up to a maximum rate of 3.50% of the contract’s average daily net assets to meet premium tax requirements. An additional tax charge based on a percentage of the Sub-Account’s average daily net assets may be assessed on partial withdrawals or surrenders. These charges are a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees on the accompanying statements of changes in net assets.

c) Administrative Charges - The Sponsor Company provides administrative services to the Account and receives a maximum annual fee of 0.15% of the Sub-Account’s average daily net assets for these services. These charges are reflected in the accompanying statements of operations as a reduction in unit value.

d) Annual Maintenance Fees - An annual maintenance fee up to a maximum of $30 may be charged. In addition, an annual contract fee up to a maximum of $100 may be charged. These charges are deducted through a redemption of units from applicable contract owners’ accounts and are reflected in surrenders for benefit payments and fees in the accompanying statements of changes in net assets.

e) Rider Charges - The Sponsor Company will make certain deductions (as a percentage of average daily Sub-Account value) for various rider charges:

Optional Death Benefit Charge maximum of 0.15%
Earnings Protection Benefit Charge maximum of 0.20%
Principal First Charge maximum of 0.75%
Principal First Preferred Charge maximum of 0.20%
MAV/EPB Death Benefit Charge maximum of 0.30%
MAV 70 Death Benefit Charge maximum of 0.20%

These charges can be assessed as a reduction in unit values or a redemption of units from applicable contract owners’ accounts as specified in the product prospectus.

f) Transactions with Related Parties - The Sponsor and its affiliates may receive fees from funds for services provided.

4. Purchases and Sales of Investments:

The cost of purchases and proceeds from sales of investments for the period ended December 31, 2024 were as follows:

Sub-Account	Purchases at Cost	Proceeds from Sales
LVIP American Century Capital Appreciation Fund+	$250,731	$625,193
AB VPS International Value Portfolio	$1,342	$11,690
Invesco V.I. Core Equity Fund	$313,540	$171,966
Invesco V.I. Government Securities Fund	$3,118,839	$2,922,240
Invesco V.I. High Yield Fund	$680,519	$316,441
Invesco V.I. Government Money Market Fund	$24,466,590	$30,382,487
AB VPS Relative Value Portfolio	$94,878	$181,181
American Funds Insurance Series® Growth Fund	$29,184	$128,339
Calvert VP SRI Balanced Portfolio	$49,273	$218,040
Columbia Variable Portfolio - Small Company Growth Fund	$155,744	$461,638
Allspring VT Discovery All Cap Growth Fund	$225,903	$281,166
Fidelity® VIP Asset Manager Portfolio	$149,004	$192,777
Fidelity® VIP Growth Portfolio	$1,992,198	$1,910,628
Fidelity® VIP Contrafund® Portfolio	$1,211,115	$2,461,323
Fidelity® VIP Overseas Portfolio	$196,081	$268,660
Fidelity® VIP Freedom 2020 Portfolio	$7,860	$34,407
Fidelity® VIP Freedom 2030 Portfolio	$36,407	$14,870
Fidelity® VIP Freedom 2015 Portfolio	$15,183	$148,783
Fidelity® VIP Freedom 2025 Portfolio	$236,485	$113,331
Fidelity® VIP Freedom Income Portfolio	$267	$96
Fidelity® VIP FundsManager 20% Portfolio	$9,694	$87
Fidelity® VIP FundsManager 50% Portfolio	$10,693	$9,632
Fidelity® VIP FundsManager 70% Portfolio	$406	$311
Franklin Income VIP Fund	$70,552	$136,854
Hartford Balanced HLS Fund	$46,700,200	$85,505,191
Hartford Total Return Bond HLS Fund	$11,858,597	$26,395,518
Hartford Capital Appreciation HLS Fund	$54,300,834	$138,130,113
Hartford Dividend and Growth HLS Fund	$46,943,273	$79,820,259
Hartford Healthcare HLS Fund	$427,030	$3,489,396
Hartford Disciplined Equity HLS Fund	$22,879,496	$52,852,066
Hartford International Opportunities HLS Fund	$3,698,963	$15,819,300
Hartford MidCap HLS Fund	$5,586,008	$24,178,709
Hartford Ultrashort Bond HLS Fund	$7,143,689	$13,498,987
Hartford Small Company HLS Fund	$888,264	$8,501,483
Hartford SmallCap Growth HLS Fund	$2,959,669	$8,403,223
Hartford Stock HLS Fund	$19,961,274	$57,926,030
BlackRock S&P 500 Index V.I. Fund	$22,831,040	$26,525,754
BlackRock Large Cap Focus Growth V.I. Fund	$146	$377
Morgan Stanley VIF U.S. Real Estate Portfolio+	$10,756	$213,066
Invesco V.I. Equity and Income Fund	$18,615	$37,364
Morgan Stanley VIF Discovery Portfolio	$91	$60,815
Columbia Variable Portfolio - Dividend Opportunity Fund	$251,564	$953,312
Columbia Variable Portfolio - Income Opportunities Fund	$236,386	$329,116
Columbia Variable Portfolio - Select Mid Cap Growth Fund	$332,755	$1,565,249
Invesco V.I. Global Fund	$26,523	$138,469
Putnam VT Small Cap Value Fund	$44,014	$36,832
PIMCO VIT Real Return Portfolio	$23,509	$113,631
Pioneer Fund VCT Portfolio	$668,944	$2,104,041
Pioneer Mid Cap Value VCT Portfolio	$16,932	$24,208
PSF PGIM Jennison Growth Portfolio	$169,287	$234,312
PSF PGIM Jennison Value Portfolio	$61,981	$25,704
Royce Capital Fund–Small-Cap Portfolio	$6,529	$87,692
Invesco V.I. Comstock Fund	$6,840	$64,651
Invesco V.I. American Franchise Fund	$495,682	$630,155
Allspring VT Index Asset Allocation Fund+	$1,714	$24,131
Allspring VT International Equity Fund+	$36,615	$1,743,674
Allspring VT Small Cap Growth Fund	$1,685	$65,462
Allspring VT Opportunity Fund	$300,912	$370,482
Columbia Variable Portfolio - Large Cap Growth Fund	$755,337	$4,251,736
Columbia Variable Portfolio - Overseas Core Fund	$315,123	$699,655
CTIVP® - Principal Blue Chip Growth Fund	$405,729	$2,474,957
AST International Equity Portfolio	$—	$568
PSF PGIM Jennison Blend Portfolio	$24,952	$5,579
+ See Note 1 for additional information related to this Sub-Account.

5. Changes in Units Outstanding:
The changes in units outstanding for the period ended December 31, 2024 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
LVIP American Century Capital Appreciation Fund+	852	42,604	(41,752)
AB VPS International Value Portfolio	—	1,146	(1,146)
Invesco V.I. Core Equity Fund	32,451	47,684	(15,233)
Invesco V.I. Government Securities Fund	339,417	322,542	16,875
Invesco V.I. High Yield Fund	272,278	136,640	135,638
Invesco V.I. Government Money Market Fund	2,327,320	3,136,736	(809,416)
AB VPS Relative Value Portfolio	9,141	39,433	(30,292)
American Funds Insurance Series® Growth Fund	—	1,785	(1,785)
Calvert VP SRI Balanced Portfolio	752	22,260	(21,508)
Columbia Variable Portfolio - Small Company Growth Fund	17,696	90,699	(73,003)
Allspring VT Discovery All Cap Growth Fund	25,758	55,741	(29,983)
Fidelity® VIP Asset Manager Portfolio	17,047	17,172	(125)
Fidelity® VIP Growth Portfolio	548	115,545	(114,997)
Fidelity® VIP Contrafund® Portfolio	4,665	118,404	(113,739)
Fidelity® VIP Overseas Portfolio	2,948	17,747	(14,799)
Fidelity® VIP Freedom 2020 Portfolio	—	1,046	(1,046)
Fidelity® VIP Freedom 2030 Portfolio	775	282	493
Fidelity® VIP Freedom 2015 Portfolio	—	5,019	(5,019)
Fidelity® VIP Freedom 2025 Portfolio	6,011	2,994	3,017
Fidelity® VIP Freedom Income Portfolio	—	—	—
Fidelity® VIP FundsManager 20% Portfolio	566	4	562
Fidelity® VIP FundsManager 50% Portfolio	—	2	(2)
Fidelity® VIP FundsManager 70% Portfolio	—	—	—
Franklin Income VIP Fund	1,751	5,686	(3,935)
Hartford Balanced HLS Fund	1,146,557	9,555,759	(8,409,202)
Hartford Total Return Bond HLS Fund	2,259,568	7,937,922	(5,678,354)
Hartford Capital Appreciation HLS Fund	863,266	6,662,782	(5,799,516)
Hartford Dividend and Growth HLS Fund	790,154	7,841,452	(7,051,298)
Hartford Healthcare HLS Fund	34,144	336,212	(302,068)
Hartford Disciplined Equity HLS Fund	1,594,784	8,000,892	(6,406,108)
Hartford International Opportunities HLS Fund	773,797	4,262,333	(3,488,536)
Hartford MidCap HLS Fund	258,692	1,796,352	(1,537,660)
Hartford Ultrashort Bond HLS Fund	3,005,140	8,346,161	(5,341,021)
Hartford Small Company HLS Fund	198,762	1,193,602	(994,840)
Hartford SmallCap Growth HLS Fund	557,041	1,591,426	(1,034,385)
Hartford Stock HLS Fund	523,995	4,253,390	(3,729,395)
BlackRock S&P 500 Index V.I. Fund	653,058	1,254,625	(601,567)
BlackRock Large Cap Focus Growth V.I. Fund	—	61	(61)
Morgan Stanley VIF U.S. Real Estate Portfolio+	193	11,188	(10,995)
Invesco V.I. Equity and Income Fund	419	1,319	(900)
Morgan Stanley VIF Discovery Portfolio	9	1,746	(1,737)
Columbia Variable Portfolio - Dividend Opportunity Fund	10,174	36,812	(26,638)
Columbia Variable Portfolio - Income Opportunities Fund	7,434	21,789	(14,355)
Columbia Variable Portfolio - Select Mid Cap Growth Fund	12,836	55,563	(42,727)
Invesco V.I. Global Fund	102	4,245	(4,143)
Putnam VT Small Cap Value Fund	666	524	142
PIMCO VIT Real Return Portfolio	375	6,491	(6,116)
Pioneer Fund VCT Portfolio	35,429	442,386	(406,957)
Pioneer Mid Cap Value VCT Portfolio	322	835	(513)
PSF PGIM Jennison Growth Portfolio	49,176	64,936	(15,760)
PSF PGIM Jennison Value Portfolio	18,066	3,786	14,280
Royce Capital Fund–Small-Cap Portfolio	—	3,244	(3,244)
Invesco V.I. Comstock Fund	—	1,884	(1,884)
Invesco V.I. American Franchise Fund	13,871	15,629	(1,758)
Allspring VT Index Asset Allocation Fund+	—	7,616	(7,616)
Allspring VT International Equity Fund+	1,686	920,331	(918,645)
Allspring VT Small Cap Growth Fund	52	1,345	(1,293)
Allspring VT Opportunity Fund	1,122	8,937	(7,815)
Columbia Variable Portfolio - Large Cap Growth Fund	23,944	121,673	(97,729)
Columbia Variable Portfolio - Overseas Core Fund	12,438	47,689	(35,251)
CTIVP® - Principal Blue Chip Growth Fund	17,881	84,667	(66,786)
AST International Equity Portfolio	—	—	—
PSF PGIM Jennison Blend Portfolio	2,084	300	1,784

+ See Note 1 for additional information related to this Sub-Account.

The changes in units outstanding for the period ended December 31, 2023 were as follows:

Sub-Account	Units Issued	Units Redeemed	Net Increase/(Decrease)
American Century VP Capital Appreciation Fund	1,796	53,983	(52,187)
AB VPS International Value Portfolio	246	579	(333)
Invesco V.I. Core Equity Fund	101,357	118,946	(17,589)
Invesco V.I. Government Securities Fund	258,970	212,985	45,985
Invesco V.I. High Yield Fund	324,122	168,564	155,558
Invesco V.I. Government Money Market Fund	2,628,608	2,838,748	(210,140)
AB VPS Relative Value Portfolio	9,358	47,874	(38,516)
American Funds Insurance Series® Growth Fund	975	1,582	(607)
Calvert VP SRI Balanced Portfolio	1,833	12,166	(10,333)
Columbia Variable Portfolio - Small Company Growth Fund	4,624	57,635	(53,011)
Allspring VT Discovery All Cap Growth Fund	70,309	83,869	(13,560)
Fidelity® VIP Asset Manager Portfolio	4,054	27,728	(23,674)
Fidelity® VIP Growth Portfolio	33,344	75,192	(41,848)
Fidelity® VIP Contrafund® Portfolio	4,051	74,715	(70,664)
Fidelity® VIP Overseas Portfolio	24,237	13,433	10,804
Fidelity® VIP Freedom 2020 Portfolio	—	83	(83)
Fidelity® VIP Freedom 2030 Portfolio	454	165	289
Fidelity® VIP Freedom 2015 Portfolio	—	92	(92)
Fidelity® VIP Freedom 2025 Portfolio	—	2,801	(2,801)
Fidelity® VIP Freedom Income Portfolio	—	—	—
Fidelity® VIP FundsManager 50% Portfolio	—	1	(1)
Fidelity® VIP FundsManager 70% Portfolio	—	—	—
Franklin Income VIP Fund	5	4,454	(4,449)
Hartford Balanced HLS Fund	999,344	10,306,483	(9,307,139)
Hartford Total Return Bond HLS Fund	2,708,852	8,209,116	(5,500,264)
Hartford Capital Appreciation HLS Fund	886,544	7,725,232	(6,838,688)
Hartford Dividend and Growth HLS Fund	817,362	8,597,093	(7,779,731)
Hartford Healthcare HLS Fund	26,997	353,961	(326,964)
Hartford Disciplined Equity HLS Fund	1,286,232	7,107,842	(5,821,610)
Hartford International Opportunities HLS Fund	1,090,520	5,393,982	(4,303,462)
Hartford MidCap HLS Fund	258,513	1,685,407	(1,426,894)
Hartford Ultrashort Bond HLS Fund	4,060,750	12,553,915	(8,493,165)
Hartford Small Company HLS Fund	263,373	1,146,817	(883,444)
Hartford SmallCap Growth HLS Fund	589,724	1,365,804	(776,080)
Hartford Stock HLS Fund	800,081	4,905,017	(4,104,936)
BlackRock S&P 500 Index V.I. Fund	493,939	1,089,619	(595,680)
BlackRock Large Cap Focus Growth V.I. Fund	—	102	(102)
Morgan Stanley VIF U.S. Real Estate Portfolio	1,171	1,700	(529)
Invesco V.I. Equity and Income Fund	—	425	(425)
Morgan Stanley VIF Discovery Portfolio	39	4,788	(4,749)
Columbia Variable Portfolio - Dividend Opportunity Fund	11,484	25,176	(13,692)
Columbia Variable Portfolio - Income Opportunities Fund	8,336	18,011	(9,675)
Columbia Variable Portfolio - Select Mid Cap Growth Fund	49,482	42,290	7,192
Invesco V.I. Global Fund	572	2,041	(1,469)
Putnam VT Small Cap Value Fund	51	2,287	(2,236)
PIMCO VIT Real Return Portfolio	401	7,823	(7,422)
Pioneer Fund VCT Portfolio	141,435	303,180	(161,745)
Pioneer Mid Cap Value VCT Portfolio	1,297	4	1,293
PSF PGIM Jennison Growth Portfolio	—	19,439	(19,439)
PSF PGIM Jennison Value Portfolio	—	852	(852)
Royce Capital Fund–Small-Cap Portfolio	1,242	1,462	(220)
Invesco V.I. Comstock Fund	25	1,923	(1,898)
Invesco V.I. American Franchise Fund	36	1,415	(1,379)
Allspring VT Index Asset Allocation Fund	—	—	—
Allspring VT International Equity Fund	148,943	309,933	(160,990)
Allspring VT Small Cap Growth Fund	64	2,870	(2,806)
Allspring VT Opportunity Fund	4,832	12,145	(7,313)
Columbia Variable Portfolio - Large Cap Growth Fund	67,999	111,628	(43,629)
Columbia Variable Portfolio - Overseas Core Fund	27,778	32,150	(4,372)
CTIVP® - Principal Blue Chip Growth Fund	64,791	96,428	(31,637)
AST International Equity Portfolio	3,744	295	3,449
PSF PGIM Jennison Blend Portfolio	5,318	—	5,318

6. Financial Highlights:

The following is a summary of units, unit fair values, net assets, expense ratios, investment income ratios, and total return ratios as of or for each of the periods presented for the aggregate of all share classes within each Sub- Account that had outstanding units during the period ended December 31, 2024. The ranges presented are calculated using the results of only the contracts with the highest and lowest expense ratios that had assets during the period reported. A specific unit value or ratio may be outside of the range presented in this table due to the initial assigned unit values, combined with varying performance and/or length of time since inception of the presented expense ratios that had assets during the period reported. Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized. In the case of fund mergers, the expense, investment income, and total return ratios are calculated using only the results of the surviving fund and exclude the results of the fund merged into the surviving fund. For the fund merged into the surviving fund the results are through the date of the fund merger. Corporate actions are identified for only the current year, prior years’ corporate actions are disclosed in the respective year’s report.

	Units #	Unit Fair Value Lowest to Highest #			Net Assets	Expense Ratio Lowest to Highest*			Investment Income Ratio Lowest to Highest**			Total Return Ratio Lowest to Highest***
LVIP American Century Capital Appreciation Fund+
2024	266,561	$7.876441	to	$9.115397	$2,217,951	0.70%	to	1.25%	—%	to	—%	23.42%	to	24.10%
2023	308,313	$6.381790	to	$7.344924	$2,237,653	0.70%	to	1.25%	—%	to	—%	15.58%	to	19.85%
2022	360,500	$5.521427	to	$6.128433	$2,258,855	0.70%	to	1.25%	—%	to	—%	(29.00)%	to	(28.61)%
2021	434,879	$7.776960	to	$8.584606	$3,708,407	0.70%	to	1.25%	—%	to	—%	9.77%	to	10.38%
2020	499,464	$7.084488	to	$7.777304	$3,844,130	0.70%	to	1.25%	—%	to	—%	40.69%	to	41.46%
AB VPS International Value Portfolio
2024	5,315	$9.218941	to	$9.218941	$49,002	1.25%	to	1.25%	2.29%	to	2.29%	3.50%	to	3.50%
2023	6,461	$8.907148	to	$8.907148	$57,544	1.25%	to	1.25%	0.69%	to	0.69%	13.41%	to	13.41%
2022	6,794	$7.854008	to	$7.854008	$53,359	1.25%	to	1.25%	4.07%	to	4.07%	(14.86)%	to	(14.86)%
2021	7,517	$9.225312	to	$9.225312	$69,338	1.25%	to	1.25%	1.74%	to	1.74%	9.48%	to	9.48%
2020	7,259	$8.426670	to	$8.426670	$61,167	1.25%	to	1.25%	1.43%	to	1.43%	0.94%	to	0.94%
Invesco V.I. Core Equity Fund
2024	765,901	$2.800666	to	$3.416657	$2,576,195	1.25%	to	2.10%	0.69%	to	0.71%	23.00%	to	24.05%
2023	781,134	$2.754294	to	$31.330716	$2,117,711	1.25%	to	2.35%	—%	to	0.76%	20.50%	to	21.83%
2022	798,723	$1.884883	to	$2.260725	$1,770,406	1.25%	to	2.10%	0.87%	to	0.89%	(22.20)%	to	(21.54)%
2021	864,222	$2.881196	to	$33.503331	$2,432,807	1.25%	to	2.35%	—%	to	0.61%	24.77%	to	26.15%
2020	1,162,850	$2.283879	to	$27.342346	$2,632,633	1.25%	to	2.20%	1.38%	to	1.40%	11.37%	to	12.44%
Invesco V.I. Government Securities Fund
2024	108,445	$9.066580	to	$9.445755	$1,013,105	1.15%	to	2.35%	—%	to	2.67%	(0.88)%	to	0.56%
2023	91,570	$9.147223	to	$9.393478	$852,715	1.15%	to	2.35%	—%	to	2.10%	2.03%	to	3.42%
2022♦	45,585	$9.017886	to	$9.082416	$413,424	1.15%	to	2.00%	2.07%	to	2.18%	(9.82)%	to	(9.18)%
Invesco V.I. High Yield Fund
2024	820,980	$10.718165	to	$23.559306	$1,721,037	1.15%	to	2.35%	5.59%	to	9.08%	5.23%	to	6.50%
2023	685,342	$10.064253	to	$22.388959	$1,340,385	1.15%	to	2.35%	—%	to	2.99%	7.62%	to	8.92%
2022	529,784	$1.479508	to	$1.791401	$913,471	1.25%	to	2.15%	4.59%	to	5.10%	(11.48)%	to	(10.68)%
2021	665,215	$1.671360	to	$2.005572	$1,259,186	1.25%	to	2.15%	4.65%	to	4.69%	2.16%	to	3.09%
2020	627,366	$1.945541	to	$23.097104	$1,157,349	1.25%	to	2.35%	—%	to	6.00%	0.92%	to	2.04%
Invesco V.I. Government Money Market Fund
2024	4,831,991	$8.600631	to	$11.341776	$48,236,389	0.25%	to	2.50%	2.24%	to	4.62%	2.14%	to	4.73%
2023	5,641,407	$8.420312	to	$10.829879	$54,152,379	0.25%	to	2.50%	1.44%	to	4.50%	2.03%	to	4.61%
2022	5,851,547	$8.253098	to	$10.352797	$53,981,298	0.25%	to	2.50%	0.58%	to	1.22%	(1.25)%	to	1.20%
2021	5,128,188	$8.357192	to	$10.229794	$47,486,125	0.25%	to	2.50%	0.01%	to	0.01%	(2.46)%	to	(0.24)%
2020	5,221,048	$8.568172	to	$10.254705	$49,061,716	0.25%	to	2.50%	0.22%	to	0.31%	(2.26)%	to	0.04%
AB VPS Relative Value Portfolio
2024	279,847	$3.437466	to	$4.408996	$1,128,719	1.15%	to	2.20%	1.24%	to	1.26%	10.31%	to	11.48%
2023	310,139	$3.116109	to	$3.955087	$1,130,477	1.15%	to	2.20%	0.74%	to	1.29%	9.29%	to	10.45%
2022	348,655	$2.851169	to	$3.581039	$1,147,379	1.15%	to	2.20%	1.07%	to	1.11%	(6.50)%	to	(5.51)%
2021	498,654	$3.049360	to	$3.789953	$1,702,139	1.15%	to	2.20%	0.61%	to	0.64%	25.06%	to	26.38%
2020	507,148	$2.438366	to	$2.998938	$1,371,732	1.15%	to	2.20%	1.33%	to	1.36%	0.24%	to	1.30%
American Funds Insurance Series® Growth Fund
2024	7,446	$64.420189	to	$64.420189	$479,672	1.25%	to	1.25%	0.27%	to	0.27%	29.98%	to	29.98%
2023	9,231	$49.560739	to	$49.560739	$457,478	1.25%	to	1.25%	0.35%	to	0.35%	36.77%	to	36.77%
2022	9,838	$36.237092	to	$36.237092	$356,517	1.25%	to	1.25%	0.26%	to	0.26%	(30.81)%	to	(30.81)%
2021	17,388	$52.370713	to	$52.370713	$910,626	1.25%	to	1.25%	0.22%	to	0.22%	20.47%	to	20.47%
2020	13,040	$43.470381	to	$43.470381	$566,860	1.25%	to	1.25%	0.31%	to	0.31%	50.19%	to	50.19%
Calvert VP SRI Balanced Portfolio
2024	100,298	$8.716326	to	$10.086446	$886,662	0.70%	to	1.25%	1.67%	to	1.67%	18.12%	to	18.77%
2023	121,806	$7.379194	to	$8.492077	$923,850	0.70%	to	1.25%	1.60%	to	1.60%	15.37%	to	16.01%
2022	132,139	$6.395982	to	$7.320321	$865,341	0.70%	to	1.25%	1.19%	to	1.19%	(16.50)%	to	(16.00)%
2021	147,210	$7.656437	to	$29.900767	$1,151,326	0.50%	to	1.25%	—%	to	1.18%	13.69%	to	14.54%
2020	159,802	$6.734610	to	$26.104312	$1,100,820	0.50%	to	1.25%	—%	to	1.54%	13.83%	to	291.91%
Columbia Variable Portfolio - Small Company Growth Fund
2024	690,241	$5.485951	to	$57.999152	$3,520,801	1.25%	to	2.35%	2.29%	to	2.31%	21.23%	to	22.57%
2023	763,244	$4.475695	to	$47.481664	$3,180,341	1.25%	to	2.40%	—%	to	—%	23.63%	to	25.06%
2022	816,255	$3.578845	to	$37.868425	$2,731,758	1.25%	to	2.50%	—%	to	—%	(37.36)%	to	(36.57)%
2021	898,510	$5.641790	to	$60.449547	$4,795,141	1.25%	to	2.50%	—%	to	—%	(5.30)%	to	(4.11)%
2020	1,061,570	$5.883402	to	$63.830696	$6,648,935	1.25%	to	2.50%	—%	to	—%	66.91%	to	69.00%
Allspring VT Discovery All Cap Growth Fund
2024	632,951	$5.247168	to	$65.955523	$2,558,987	1.15%	to	2.50%	—%	to	—%	18.31%	to	19.92%
2023	662,934	$4.375735	to	$55.748907	$2,248,950	1.15%	to	2.50%	—%	to	—%	30.20%	to	31.97%
2022	676,494	$3.315676	to	$42.816554	$1,756,145	1.15%	to	2.50%	—%	to	—%	(38.60)%	to	(37.77)%
2021	716,873	$5.327777	to	$69.737046	$3,004,485	1.15%	to	2.50%	—%	to	—%	12.43%	to	13.95%
2020	998,487	$4.675376	to	$62.028484	$3,730,856	1.15%	to	2.50%	—%	to	—%	39.87%	to	41.77%
Fidelity® VIP Asset Manager Portfolio
2024	162,089	$4.417034	to	$5.111371	$743,239	0.70%	to	1.25%	2.36%	to	2.36%	7.14%	to	7.74%
2023	162,214	$4.122595	to	$4.744350	$747,442	0.70%	to	1.25%	2.36%	to	2.36%	11.55%	to	12.16%
2022	185,888	$3.695901	to	$4.230051	$723,343	0.70%	to	1.25%	1.98%	to	1.98%	(15.99)%	to	(15.53)%
2021	207,086	$4.399403	to	$5.007650	$985,851	0.70%	to	1.25%	1.54%	to	1.59%	8.55%	to	9.15%
2020	229,684	$4.052719	to	$4.587746	$980,427	0.70%	to	1.25%	1.41%	to	1.45%	13.44%	to	14.07%
Fidelity® VIP Growth Portfolio
2024	570,431	$13.995822	to	$16.194019	$8,314,176	0.70%	to	1.25%	—%	to	—%	28.76%	to	29.48%
2023	685,428	$10.869500	to	$12.507380	$7,788,015	0.70%	to	1.25%	0.13%	to	0.13%	34.55%	to	35.29%
2022	727,276	$8.078376	to	$9.244893	$6,204,730	0.70%	to	1.25%	0.63%	to	0.63%	(25.39)%	to	(24.98)%
2021	877,254	$10.828016	to	$12.323662	$10,068,797	0.70%	to	1.25%	—%	to	—%	21.68%	to	22.36%
2020	1,012,853	$8.898417	to	$10.072010	$9,458,841	0.70%	to	1.25%	0.07%	to	0.08%	42.11%	to	42.89%
Fidelity® VIP Contrafund® Portfolio
2024	500,788	$17.208545	to	$19.911921	$8,906,853	0.70%	to	1.25%	0.20%	to	0.20%	32.12%	to	32.85%
2023	614,527	$13.024817	to	$14.987913	$8,503,306	0.70%	to	1.25%	0.47%	to	0.47%	31.80%	to	32.52%
2022	685,191	$9.882287	to	$11.309614	$7,187,748	0.70%	to	1.25%	0.49%	to	0.49%	(27.23)%	to	(26.83)%
2021	813,607	$13.579629	to	$15.455820	$11,597,059	0.70%	to	1.25%	0.06%	to	0.06%	26.25%	to	26.94%
2020	908,669	$10.756339	to	$12.175354	$10,336,550	0.70%	to	1.25%	0.24%	to	0.25%	28.95%	to	29.66%
Fidelity® VIP Overseas Portfolio
2024	173,568	$3.540235	to	$4.097031	$713,521	0.70%	to	1.25%	1.91%	to	1.91%	3.74%	to	4.32%
2023	188,367	$3.412584	to	$3.927530	$780,390	0.70%	to	1.25%	1.03%	to	1.03%	19.01%	to	19.67%
2022	177,563	$2.867384	to	$3.282021	$594,867	0.70%	to	1.25%	1.02%	to	1.02%	(25.42)%	to	(25.01)%
2021	202,612	$3.844780	to	$4.376645	$891,517	0.70%	to	1.25%	0.53%	to	0.54%	18.21%	to	18.86%
2020	241,589	$3.252429	to	$3.682058	$887,280	0.70%	to	1.25%	0.43%	to	0.44%	14.18%	to	14.81%
Fidelity® VIP Freedom 2020 Portfolio
2024	4,212	$32.978002	to	$32.978002	$138,901	1.25%	to	1.25%	2.61%	to	2.61%	6.06%	to	6.06%
2023	5,258	$31.092793	to	$31.092793	$163,472	1.25%	to	1.25%	2.99%	to	2.99%	10.83%	to	10.83%
2022	5,341	$28.053983	to	$28.053983	$149,836	1.25%	to	1.25%	1.81%	to	1.81%	(17.01)%	to	(17.01)%
2021	9,763	$33.804293	to	$33.804293	$330,032	1.25%	to	1.25%	1.12%	to	1.12%	7.91%	to	7.91%
2020	6,734	$31.327415	to	$31.327415	$210,948	1.25%	to	1.25%	0.61%	to	0.61%	13.30%	to	13.30%
Fidelity® VIP Freedom 2030 Portfolio
2024	6,983	$41.598566	to	$41.598566	$290,486	1.25%	to	1.25%	2.04%	to	2.04%	7.77%	to	7.77%
2023	6,490	$38.597996	to	$38.597996	$250,482	1.25%	to	1.25%	2.30%	to	2.30%	13.04%	to	13.04%
2022	6,201	$34.145559	to	$34.145559	$211,724	1.25%	to	1.25%	1.71%	to	1.71%	(18.11)%	to	(18.11)%
2021	8,088	$41.699217	to	$41.699217	$337,266	1.25%	to	1.25%	1.06%	to	1.06%	10.68%	to	10.68%
2020	3,288	$37.676011	to	$37.676011	$123,866	1.25%	to	1.25%	1.00%	to	1.00%	15.19%	to	15.19%
Fidelity® VIP Freedom 2015 Portfolio
2024	6,300	$28.527598	to	$28.527598	$179,731	1.25%	to	1.25%	1.49%	to	1.49%	4.89%	to	4.89%
2023	11,319	$27.198816	to	$27.198816	$307,872	1.25%	to	1.25%	3.42%	to	3.42%	9.27%	to	9.27%
2022	11,411	$24.891168	to	$24.891168	$284,024	1.25%	to	1.25%	1.94%	to	1.94%	(15.85)%	to	(15.85)%
2021	6,594	$29.577914	to	$29.577914	$195,036	1.25%	to	1.25%	1.21%	to	1.21%	6.06%	to	6.06%
2020	2,820	$27.888192	to	$27.888192	$78,655	1.25%	to	1.25%	0.96%	to	0.96%	12.15%	to	12.15%
Fidelity® VIP Freedom 2025 Portfolio
2024	11,921	$37.079566	to	$37.079566	$442,010	1.25%	to	1.25%	0.49%	to	0.49%	6.93%	to	6.93%
2023	8,904	$34.675765	to	$34.675765	$308,737	1.25%	to	1.25%	2.40%	to	2.40%	11.92%	to	11.92%
2022	11,705	$30.982548	to	$30.982548	$362,641	1.25%	to	1.25%	1.56%	to	1.56%	(17.67)%	to	(17.67)%
2021	17,349	$37.633270	to	$37.633270	$652,899	1.25%	to	1.25%	0.72%	to	0.72%	9.18%	to	9.18%
2020	21,810	$34.470217	to	$34.470217	$751,797	1.25%	to	1.25%	1.14%	to	1.14%	14.24%	to	14.24%
Fidelity® VIP Freedom Income Portfolio
2024	445	$17.099050	to	$17.099050	$7,602	1.25%	to	1.25%	0.86%	to	0.86%	2.90%	to	2.90%
2023	445	$16.616792	to	$16.616792	$7,388	1.25%	to	1.25%	4.06%	to	4.06%	6.32%	to	6.32%
2022	445	$15.629729	to	$15.629729	$6,953	1.25%	to	1.25%	2.23%	to	2.23%	(13.35)%	to	(13.35)%
2021	5,001	$18.037397	to	$18.037397	$90,208	1.25%	to	1.25%	0.46%	to	0.46%	1.75%	to	1.75%
2020	11,685	$17.727614	to	$17.727614	$207,152	1.25%	to	1.25%	1.35%	to	1.35%	8.92%	to	8.92%
Fidelity® VIP FundsManager 20% Portfolio
2024♦	562	$16.523978	to	$16.523978	$9,286	1.25%	to	1.25%	0.14%	to	0.14%	4.07%	to	4.07%
Fidelity® VIP FundsManager 50% Portfolio
2024	4,957	$27.809769	to	$27.809769	$137,864	1.25%	to	1.25%	0.18%	to	0.18%	7.03%	to	7.03%
2023	4,959	$25.983879	to	$25.983879	$128,848	1.25%	to	1.25%	2.47%	to	2.47%	11.26%	to	11.26%
2022	4,960	$23.355073	to	$23.355073	$115,831	1.25%	to	1.25%	1.90%	to	1.90%	(15.10)%	to	(15.10)%
2021	4,960	$27.509751	to	$27.509751	$136,449	1.25%	to	1.25%	0.87%	to	0.87%	8.51%	to	8.51%
2020	11,943	$25.352072	to	$25.352072	$302,786	1.25%	to	1.25%	1.86%	to	1.86%	12.47%	to	12.47%
Fidelity® VIP FundsManager 70% Portfolio
2024	668	$38.054339	to	$38.054339	$25,412	1.25%	to	1.25%	1.64%	to	1.64%	9.30%	to	9.30%
2023	668	$34.815650	to	$34.815650	$23,248	1.25%	to	1.25%	1.91%	to	1.91%	14.14%	to	14.14%
2022	668	$30.503598	to	$30.503598	$20,366	1.25%	to	1.25%	1.40%	to	1.40%	(16.84)%	to	(16.84)%
2021	806	$36.680084	to	$36.680084	$29,561	1.25%	to	1.25%	0.77%	to	0.77%	13.02%	to	13.02%
2020	905	$32.455662	to	$32.455662	$29,367	1.25%	to	1.25%	0.80%	to	0.80%	14.50%	to	14.50%
Franklin Income VIP Fund
2024	22,477	$23.090100	to	$23.090100	$518,993	1.25%	to	1.25%	5.18%	to	5.18%	5.87%	to	5.87%
2023	26,412	$21.810871	to	$21.810871	$576,059	1.25%	to	1.25%	5.19%	to	5.19%	7.28%	to	7.28%
2022	30,861	$20.331297	to	$20.331297	$627,448	1.25%	to	1.25%	4.85%	to	4.85%	(6.65)%	to	(6.65)%
2021	32,615	$21.778648	to	$21.778648	$710,334	1.25%	to	1.25%	4.77%	to	4.77%	15.30%	to	15.30%
2020	35,015	$18.887870	to	$18.887870	$661,368	1.25%	to	1.25%	5.87%	to	5.87%	(0.56)%	to	(0.56)%
Hartford Balanced HLS Fund
2024	57,044,607	$32.209947	to	$32.572148	$497,590,657	0.15%	to	2.55%	0.11%	to	1.82%	8.41%	to	11.05%
2023	65,453,809	$29.332074	to	$29.710066	$524,664,019	0.15%	to	2.55%	1.81%	to	1.94%	11.89%	to	14.61%
2022	74,760,948	$25.593781	to	$26.553152	$524,178,095	0.15%	to	2.55%	1.80%	to	1.84%	(15.61)%	to	(13.55)%
2021	83,303,045	$29.606797	to	$31.463773	$681,449,661	0.15%	to	2.55%	1.01%	to	1.03%	16.63%	to	19.46%
2020	91,762,064	$24.782960	to	$26.976803	$634,789,244	0.15%	to	2.55%	1.65%	to	1.77%	8.81%	to	11.45%
Hartford Total Return Bond HLS Fund
2024	50,133,848	$11.832747	to	$12.794305	$155,453,849	0.15%	to	2.55%	3.31%	to	3.63%	(0.50)%	to	2.17%
2023	55,812,202	$11.892252	to	$12.522353	$171,980,760	0.15%	to	2.55%	3.12%	to	3.51%	4.00%	to	6.81%
2022	61,312,466	$11.435001	to	$11.724029	$178,712,080	0.15%	to	2.55%	1.87%	to	3.04%	(16.57)%	to	(14.34)%
2021	69,314,656	$13.686833	to	$13.705925	$239,708,169	0.15%	to	2.55%	2.20%	to	2.42%	(3.67)%	to	(1.09)%
2020	75,382,386	$13.838237	to	$14.228234	$268,751,953	0.15%	to	2.55%	3.14%	to	3.83%	5.97%	to	8.86%
Hartford Capital Appreciation HLS Fund
2024	46,068,890	$50.523909	to	$125.185126	$1,029,577,048	0.15%	to	2.55%	0.06%	to	0.75%	18.14%	to	21.01%
2023	51,868,406	$42.765706	to	$103.451469	$969,024,767	0.15%	to	2.55%	0.83%	to	0.87%	16.98%	to	19.82%
2022	58,707,094	$36.558029	to	$86.338894	$916,854,151	0.15%	to	2.55%	0.90%	to	0.95%	(17.43)%	to	(15.43)%
2021	64,712,915	$44.277231	to	$102.085663	$1,207,713,264	0.15%	to	2.55%	0.42%	to	0.49%	11.87%	to	14.59%
2020	72,975,505	$39.578343	to	$89.088282	$1,185,428,242	0.15%	to	2.55%	0.95%	to	0.99%	18.85%	to	21.73%
Hartford Dividend and Growth HLS Fund
2024	50,999,818	$20.512145	to	$45.389570	$485,451,040	0.25%	to	2.55%	0.20%	to	1.71%	9.83%	to	12.39%
2023	58,051,116	$18.251379	to	$41.326372	$500,423,878	0.25%	to	2.55%	1.57%	to	1.62%	11.30%	to	13.89%
2022	65,830,847	$16.025328	to	$37.129860	$502,573,275	0.25%	to	2.55%	1.69%	to	1.76%	(11.23)%	to	(9.16)%
2021	73,385,507	$17.641599	to	$41.826671	$620,975,641	0.25%	to	2.55%	1.29%	to	1.30%	28.68%	to	31.67%
2020	82,108,595	$13.398675	to	$32.505565	$532,428,147	0.25%	to	2.55%	2.30%	to	3.35%	5.06%	to	7.50%
Hartford Healthcare HLS Fund
2024	2,519,443	$12.025189	to	$48.479901	$23,061,210	0.25%	to	2.55%	—%	to	0.10%	(2.33)%	to	0.14%
2023	2,821,511	$12.008823	to	$49.635851	$26,027,991	0.25%	to	2.55%	0.27%	to	0.49%	1.19%	to	3.85%
2022	3,148,475	$11.564059	to	$49.050503	$28,223,419	0.25%	to	2.55%	—%	to	—%	(13.70)%	to	(11.46)%
2021	3,477,540	$13.060600	to	$56.839193	$35,604,821	0.25%	to	2.55%	—%	to	0.22%	6.99%	to	9.74%
2020	3,830,993	$11.901594	to	$53.123447	$36,104,500	0.25%	to	2.55%	0.30%	to	0.51%	19.70%	to	22.79%
Hartford Disciplined Equity HLS Fund
2024	45,270,844	$8.974906	to	$59.204607	$297,161,851	0.15%	to	2.55%	0.36%	to	0.61%	21.95%	to	25.06%
2023	51,676,952	$7.176699	to	$48.547308	$275,101,907	0.25%	to	2.55%	0.86%	to	0.95%	17.90%	to	20.94%
2022	57,498,562	$5.933987	to	$41.175100	$256,020,386	0.25%	to	2.55%	0.78%	to	1.05%	(21.24)%	to	(19.16)%
2021	65,035,511	$7.340448	to	$52.276870	$362,184,134	0.25%	to	2.55%	0.32%	to	0.57%	22.06%	to	25.20%
2020	74,094,397	$5.862820	to	$42.830212	$334,313,994	0.25%	to	2.55%	0.57%	to	0.64%	14.82%	to	17.75%
Hartford International Opportunities HLS Fund
2024	29,165,813	$6.975510	to	$21.544553	$101,368,247	0.15%	to	2.55%	1.24%	to	1.55%	5.36%	to	8.23%
2023	32,654,349	$6.444847	to	$20.448102	$106,293,222	0.25%	to	2.55%	0.88%	to	1.16%	8.64%	to	11.55%
2022	36,957,811	$5.777612	to	$18.821726	$108,608,622	0.15%	to	2.55%	1.37%	to	1.59%	(20.38)%	to	(18.27)%
2021	39,525,156	$7.068910	to	$23.639932	$144,807,749	0.15%	to	2.55%	0.73%	to	1.17%	4.87%	to	7.66%
2020	43,361,801	$6.566190	to	$22.543185	$150,089,434	0.15%	to	2.55%	1.65%	to	1.96%	17.06%	to	20.27%
Hartford MidCap HLS Fund
2024	12,393,348	$10.943647	to	$19.604496	$158,324,985	0.25%	to	2.55%	—%	to	—%	3.60%	to	6.01%
2023	13,931,008	$10.563409	to	$18.492982	$170,728,753	0.25%	to	2.55%	0.04%	to	0.04%	11.98%	to	14.59%
2022	15,357,902	$9.433070	to	$16.138764	$165,986,736	0.25%	to	2.55%	0.90%	to	0.92%	(26.21)%	to	(24.49)%
2021	16,837,920	$12.783927	to	$21.373323	$244,781,689	0.25%	to	2.55%	—%	to	—%	7.14%	to	9.63%
2020	18,609,729	$11.931942	to	$19.495311	$248,111,081	0.25%	to	2.55%	0.05%	to	0.11%	19.32%	to	24.79%
Hartford Ultrashort Bond HLS Fund
2024	47,525,641	$4.686382	to	$7.928626	$73,114,436	0.15%	to	2.55%	4.35%	to	4.40%	2.55%	to	5.04%
2023	52,866,662	$4.461341	to	$7.731130	$78,862,191	0.15%	to	2.55%	1.30%	to	1.30%	2.54%	to	5.03%
2022	61,359,827	$4.247851	to	$7.539933	$87,301,696	0.15%	to	2.55%	0.23%	to	0.23%	(2.69)%	to	(0.32)%
2021	70,153,052	$4.261505	to	$7.748045	$100,416,846	0.15%	to	2.55%	0.70%	to	0.70%	(2.70)%	to	(0.34)%
2020	75,944,542	$4.275973	to	$7.963025	$111,121,609	0.15%	to	2.55%	1.86%	to	2.39%	(1.12)%	to	1.29%
Hartford Small Company HLS Fund
2024	9,226,071	$11.377353	to	$40.993096	$63,831,618	0.25%	to	2.55%	—%	to	—%	8.80%	to	11.72%
2023	10,220,911	$10.183540	to	$37.676567	$64,169,663	0.25%	to	2.55%	—%	to	—%	13.53%	to	16.45%
2022	11,104,355	$8.745054	to	$33.186932	$60,473,744	0.25%	to	2.55%	—%	to	—%	(32.81)%	to	(31.11)%
2021	12,082,912	$12.693997	to	$49.395077	$96,723,842	0.25%	to	2.55%	—%	to	—%	(1.25)%	to	1.31%
2020	13,786,365	$12.530186	to	$50.019901	$109,637,276	0.25%	to	2.55%	—%	to	—%	51.13%	to	55.13%
Hartford SmallCap Growth HLS Fund
2024	7,648,300	$6.330831	to	$49.039670	$40,281,892	0.25%	to	2.55%	0.10%	to	0.35%	10.00%	to	12.84%
2023	8,682,685	$5.610427	to	$44.581863	$40,764,712	0.25%	to	2.55%	—%	to	—%	15.17%	to	18.13%
2022	9,458,765	$4.749399	to	$38.710059	$38,171,561	0.25%	to	2.55%	—%	to	—%	(30.44)%	to	(28.64)%
2021	10,152,214	$6.655218	to	$55.651157	$58,075,459	0.25%	to	2.55%	—%	to	—%	1.14%	to	3.76%
2020	11,231,822	$6.414153	to	$55.021654	$62,478,862	0.25%	to	2.55%	—%	to	—%	29.55%	to	32.86%
Hartford Stock HLS Fund
2024	29,082,515	$48.164843	to	$78.357442	$392,017,938	0.15%	to	2.55%	1.30%	to	1.55%	5.74%	to	8.58%
2023	32,811,910	$45.549171	to	$72.165345	$413,263,021	0.15%	to	2.55%	1.25%	to	2.17%	4.75%	to	7.56%
2022	36,916,846	$43.485346	to	$67.095639	$437,735,568	0.15%	to	2.55%	1.34%	to	1.62%	(7.75)%	to	(5.28)%
2021	41,061,882	$47.140671	to	$70.835071	$517,897,216	0.15%	to	2.55%	0.95%	to	1.21%	21.53%	to	24.79%
2020	46,276,435	$38.789748	to	$56.762117	$469,283,432	0.15%	to	2.55%	1.40%	to	1.68%	8.98%	to	11.91%
BlackRock S&P 500 Index V.I. Fund
2024	9,924,979	$19.771379	to	$23.856328	$211,711,736	0.15%	to	2.55%	1.04%	to	1.22%	21.39%	to	24.65%
2023	10,526,546	$16.287817	to	$19.139196	$182,203,356	0.15%	to	2.55%	1.10%	to	1.35%	22.73%	to	26.03%
2022	11,122,227	$13.270899	to	$15.186040	$154,524,761	0.15%	to	2.55%	1.24%	to	1.50%	(20.48)%	to	(18.35)%
2021	11,885,863	$16.688246	to	$18.599412	$204,564,026	0.15%	to	2.55%	1.03%	to	1.33%	25.01%	to	28.34%
2020	12,738,303	$13.349933	to	$14.492048	$172,819,103	0.15%	to	2.55%	1.60%	to	1.81%	14.96%	to	20.40%
BlackRock Large Cap Focus Growth V.I. Fund
2024	326	$5.706956	to	$5.706956	$1,859	1.25%	to	1.25%	—%	to	—%	30.07%	to	30.07%
2023	387	$4.387493	to	$4.387493	$1,699	1.25%	to	1.25%	—%	to	—%	50.96%	to	50.96%
2022	489	$2.906390	to	$3.042178	$1,421	1.25%	to	2.00%	—%	to	—%	(39.34)%	to	(38.88)%
2021	16,871	$4.755026	to	$5.014776	$84,507	1.25%	to	2.00%	—%	to	—%	15.75%	to	16.62%
2020	19,908	$4.077333	to	$4.332432	$86,143	1.25%	to	2.00%	—%	to	—%	40.90%	to	41.96%
Morgan Stanley VIF U.S. Real Estate Portfolio+
2024♦	—	$18.720654	to	$18.720654	$—	1.25%	to	1.25%	2.39%	to	2.39%	13.78%	to	13.78%
2023	10,995	$16.452815	to	$16.452815	$180,907	1.25%	to	1.25%	1.86%	to	1.86%	12.80%	to	12.80%
2022	11,524	$14.585385	to	$14.585385	$168,084	1.25%	to	1.25%	0.97%	to	0.97%	(28.12)%	to	(28.12)%
2021	12,541	$20.291179	to	$20.291179	$254,457	1.25%	to	1.25%	1.86%	to	1.86%	37.71%	to	37.71%
2020	13,010	$14.735181	to	$14.735181	$191,704	1.25%	to	1.25%	2.50%	to	2.50%	(18.13)%	to	(18.13)%
Invesco V.I. Equity and Income Fund
2024	4,744	$28.701550	to	$28.701550	$136,163	1.25%	to	1.25%	1.31%	to	1.31%	10.51%	to	10.51%
2023	5,644	$25.971793	to	$25.971793	$146,588	1.25%	to	1.25%	1.73%	to	1.73%	8.87%	to	8.87%
2022	6,069	$23.855211	to	$23.855211	$144,767	1.25%	to	1.25%	1.48%	to	1.48%	(8.86)%	to	(8.86)%
2021	6,268	$26.173735	to	$26.173735	$164,054	1.25%	to	1.25%	1.65%	to	1.65%	16.88%	to	16.88%
2020	7,598	$22.393466	to	$22.393466	$170,147	1.25%	to	1.25%	2.13%	to	2.13%	8.29%	to	8.29%
Morgan Stanley VIF Discovery Portfolio
2024	2,433	$47.267538	to	$47.267538	$115,020	1.25%	to	1.25%	—%	to	—%	39.96%	to	39.96%
2023	4,170	$33.772146	to	$33.772146	$140,819	1.25%	to	1.25%	—%	to	—%	42.35%	to	42.35%
2022	8,919	$23.725388	to	$23.725388	$211,598	1.25%	to	1.25%	—%	to	—%	(63.43)%	to	(63.43)%
2021	14,787	$64.874039	to	$64.874039	$959,293	1.25%	to	1.25%	—%	to	—%	(12.30)%	to	(12.30)%
2020	23,013	$73.972240	to	$73.972240	$1,702,311	1.25%	to	1.25%	—%	to	—%	148.92%	to	148.92%
Columbia Variable Portfolio - Dividend Opportunity Fund
2024	211,699	$23.143221	to	$26.531880	$5,389,772	1.25%	to	2.25%	—%	to	—%	12.85%	to	13.99%
2023	238,337	$20.507517	to	$23.276533	$5,332,855	1.25%	to	2.25%	—%	to	—%	2.75%	to	3.78%
2022	252,029	$19.384722	to	$22.427906	$5,438,031	1.25%	to	2.50%	—%	to	—%	(3.55)%	to	(2.34)%
2021	272,034	$20.099028	to	$22.965463	$6,023,358	1.25%	to	2.50%	—%	to	—%	23.05%	to	24.60%
2020	307,352	$16.334249	to	$18.432083	$5,476,797	1.25%	to	2.50%	—%	to	—%	(1.35)%	to	(0.11)%
Columbia Variable Portfolio - Income Opportunities Fund
2024	178,738	$12.701616	to	$14.289612	$2,455,930	1.25%	to	2.25%	5.60%	to	5.81%	3.55%	to	4.59%
2023	193,093	$12.069599	to	$13.662625	$2,547,179	1.25%	to	2.40%	0.65%	to	5.18%	8.92%	to	10.18%
2022	202,768	$11.081599	to	$12.400810	$2,432,791	1.25%	to	2.40%	5.07%	to	5.31%	(12.15)%	to	(11.13)%
2021	221,234	$12.613899	to	$13.953983	$2,994,600	1.25%	to	2.40%	9.25%	to	9.35%	2.02%	to	3.20%
2020	252,218	$12.364228	to	$13.521422	$3,323,024	1.25%	to	2.40%	4.77%	to	4.98%	3.39%	to	4.58%
Columbia Variable Portfolio - Select Mid Cap Growth Fund
2024	145,024	$28.633569	to	$32.788328	$4,536,158	1.25%	to	2.40%	—%	to	—%	20.75%	to	22.14%
2023	187,751	$23.713888	to	$26.844350	$4,798,373	1.25%	to	2.40%	—%	to	—%	22.27%	to	23.69%
2022	180,559	$19.205112	to	$21.703393	$3,773,086	1.25%	to	2.50%	—%	to	—%	(32.55)%	to	(31.70)%
2021	197,790	$28.471480	to	$31.774387	$6,076,887	1.25%	to	2.50%	—%	to	—%	13.69%	to	15.12%
2020	220,734	$25.042747	to	$27.600635	$5,911,717	1.25%	to	2.50%	—%	to	—%	32.08%	to	33.74%
Invesco V.I. Global Fund
2024	9,410	$31.577014	to	$31.577014	$297,132	1.25%	to	1.25%	—%	to	—%	14.34%	to	14.34%
2023	13,553	$27.617293	to	$27.617293	$374,286	1.25%	to	1.25%	—%	to	—%	32.78%	to	32.78%
2022	15,022	$20.798978	to	$20.798978	$312,449	1.25%	to	1.25%	—%	to	—%	(32.78)%	to	(32.78)%
2021	17,429	$30.942419	to	$30.942419	$539,298	1.25%	to	1.25%	—%	to	—%	13.74%	to	13.74%
2020	19,718	$27.204456	to	$27.204456	$536,413	1.25%	to	1.25%	0.37%	to	0.37%	25.76%	to	25.76%
Putnam VT Small Cap Value Fund
2024	1,906	$26.081304	to	$26.081304	$49,703	1.25%	to	1.25%	0.01%	to	0.01%	4.87%	to	4.87%
2023	1,764	$24.870007	to	$24.870007	$43,860	1.25%	to	1.25%	0.17%	to	0.17%	22.22%	to	22.22%
2022	4,000	$20.348584	to	$20.348584	$81,402	1.25%	to	1.25%	0.18%	to	0.18%	(14.06)%	to	(14.06)%
2021	9,267	$23.677722	to	$23.677722	$219,421	1.25%	to	1.25%	1.20%	to	1.20%	38.17%	to	38.17%
2020	8,146	$17.137155	to	$17.137155	$139,603	1.25%	to	1.25%	0.91%	to	0.91%	2.67%	to	2.67%
PIMCO VIT Real Return Portfolio
2024	12,620	$15.186080	to	$15.186080	$191,649	1.25%	to	1.25%	0.54%	to	0.54%	0.86%	to	0.86%
2023	18,736	$15.057137	to	$15.057137	$282,104	1.25%	to	1.25%	3.03%	to	3.03%	2.39%	to	2.39%
2022	26,158	$14.706304	to	$14.706304	$384,667	1.25%	to	1.25%	7.03%	to	7.03%	(13.00)%	to	(13.00)%
2021	26,614	$16.904037	to	$16.904037	$449,853	1.25%	to	1.25%	4.95%	to	4.95%	4.30%	to	4.30%
2020	32,060	$16.207616	to	$16.207616	$519,604	1.25%	to	1.25%	1.42%	to	1.42%	10.33%	to	10.33%
Pioneer Fund VCT Portfolio
2024	1,999,876	$4.088217	to	$5.004169	$9,391,969	1.15%	to	2.20%	0.43%	to	0.43%	19.65%	to	20.91%
2023	2,406,833	$3.416770	to	$4.138627	$9,375,655	1.15%	to	2.20%	0.60%	to	0.60%	25.79%	to	27.11%
2022	2,568,578	$2.692944	to	$3.255864	$7,881,707	1.15%	to	2.25%	—%	to	0.40%	(21.47)%	to	(20.60)%
2021	2,838,170	$4.100453	to	$44.544633	$11,001,130	1.15%	to	2.45%	—%	to	0.09%	24.56%	to	26.19%
2020	3,182,839	$2.747471	to	$3.249455	$9,802,705	1.15%	to	2.25%	0.50%	to	0.50%	21.20%	to	22.54%
Pioneer Mid Cap Value VCT Portfolio
2024	3,640	$27.287637	to	$27.287637	$99,339	1.25%	to	1.25%	0.18%	to	0.18%	9.26%	to	9.26%
2023	4,153	$24.974855	to	$24.974855	$103,724	1.25%	to	1.25%	1.55%	to	1.55%	10.81%	to	10.81%
2022	2,860	$22.537655	to	$22.537655	$64,450	1.25%	to	1.25%	1.45%	to	1.45%	(7.05)%	to	(7.05)%
2021	8,233	$24.247878	to	$24.247878	$199,635	1.25%	to	1.25%	0.72%	to	0.72%	27.77%	to	27.77%
2020	8,619	$18.978198	to	$18.978198	$163,569	1.25%	to	1.25%	1.03%	to	1.03%	0.61%	to	0.61%
PSF PGIM Jennison Growth Portfolio
2024	161,055	$4.460760	to	$5.581450	$725,347	1.25%	to	1.80%	—%	to	—%	28.03%	to	28.73%
2023	176,815	$3.465102	to	$4.359534	$611,892	1.25%	to	1.80%	—%	to	—%	50.17%	to	51.00%
2022	196,254	$2.294804	to	$2.903041	$451,283	1.25%	to	1.80%	—%	to	—%	(38.96)%	to	(38.62)%
2021	392,707	$3.738839	to	$4.755977	$1,453,845	1.25%	to	1.80%	—%	to	—%	13.50%	to	14.12%
2020	416,889	$3.276225	to	$4.190467	$1,356,000	1.25%	to	1.80%	—%	to	—%	52.80%	to	53.64%
PSF PGIM Jennison Value Portfolio
2024	66,039	$3.697267	to	$40.166538	$361,563	1.25%	to	2.20%	—%	to	—%	17.87%	to	18.99%
2023	51,759	$3.107231	to	$34.078309	$267,042	1.25%	to	2.20%	—%	to	—%	12.25%	to	13.32%
2022	52,611	$2.742021	to	$30.359666	$247,484	1.25%	to	2.20%	—%	to	—%	(10.25)%	to	(9.39)%
2021	53,324	$3.026328	to	$33.827461	$285,835	1.25%	to	2.20%	—%	to	—%	24.52%	to	25.70%
2020	53,836	$2.407523	to	$27.167299	$236,876	1.25%	to	2.20%	—%	to	—%	0.90%	to	1.87%
Royce Capital Fund–Small-Cap Portfolio
2024	1,544	$25.122878	to	$25.122878	$38,785	1.25%	to	1.25%	0.04%	to	0.04%	2.11%	to	2.11%
2023	4,788	$24.603032	to	$24.603032	$117,787	1.25%	to	1.25%	0.81%	to	0.81%	24.37%	to	24.37%
2022	5,008	$19.782738	to	$19.782738	$99,073	1.25%	to	1.25%	0.38%	to	0.38%	(10.32)%	to	(10.32)%
2021	6,601	$22.059513	to	$22.059513	$145,616	1.25%	to	1.25%	1.22%	to	1.22%	27.22%	to	27.22%
2020	8,229	$17.339904	to	$17.339904	$142,699	1.25%	to	1.25%	0.90%	to	0.90%	(8.31)%	to	(8.31)%
Invesco V.I. Comstock Fund
2024	1,826	$34.756610	to	$34.756610	$63,471	1.25%	to	1.25%	0.02%	to	0.02%	13.43%	to	13.43%
2023	3,710	$30.640376	to	$30.640376	$113,685	1.25%	to	1.25%	1.26%	to	1.26%	10.71%	to	10.71%
2022	5,608	$27.677152	to	$27.677152	$155,224	1.25%	to	1.25%	1.48%	to	1.48%	(0.40)%	to	(0.40)%
2021	4,129	$27.789457	to	$27.789457	$114,741	1.25%	to	1.25%	1.66%	to	1.66%	31.39%	to	31.39%
2020	4,498	$21.150145	to	$21.150145	$95,123	1.25%	to	1.25%	2.12%	to	2.12%	(2.32)%	to	(2.32)%
Invesco V.I. American Franchise Fund
2024	29,775	$42.187821	to	$48.583262	$1,425,771	1.25%	to	2.35%	—%	to	—%	31.76%	to	33.21%
2023	31,533	$32.592683	to	$36.470205	$1,134,711	1.25%	to	2.20%	—%	to	—%	37.86%	to	39.18%
2022	32,912	$23.260297	to	$26.204140	$851,847	1.25%	to	2.35%	—%	to	—%	(32.72)%	to	(31.97)%
2021	45,185	$34.570320	to	$38.518657	$1,687,243	1.25%	to	2.35%	—%	to	—%	9.33%	to	10.54%
2020	50,422	$31.620519	to	$34.846806	$1,705,306	1.25%	to	2.35%	0.02%	to	0.08%	39.05%	to	40.59%
Allspring VT Index Asset Allocation Fund+
2024♦	—	$3.329336	to	$3.329336	$—	1.90%	to	1.90%	0.78%	to	0.78%	12.71%	to	12.71%
2023	7,616	$2.953968	to	$2.953968	$22,497	1.90%	to	1.90%	0.96%	to	0.96%	14.51%	to	14.51%
2022	7,616	$2.579759	to	$2.579759	$19,647	1.90%	to	1.90%	0.63%	to	0.63%	(18.59)%	to	(18.59)%
2021	7,616	$3.168721	to	$3.168721	$24,133	1.90%	to	1.90%	0.58%	to	0.58%	13.81%	to	13.81%
2020	7,616	$2.784114	to	$2.784114	$21,203	1.90%	to	1.90%	0.82%	to	0.82%	14.40%	to	14.40%
Allspring VT International Equity Fund+
2024♦	—	$1.213491	to	$2.498935	$—	1.15%	to	2.25%	2.21%	to	2.22%	(0.01)%	to	0.48%
2023	918,645	$1.213640	to	$2.487019	$1,719,714	1.15%	to	2.25%	1.74%	to	1.81%	13.23%	to	14.48%
2022	1,079,635	$1.071849	to	$2.172448	$1,730,812	1.15%	to	2.25%	4.09%	to	4.46%	(13.45)%	to	(12.50)%
2021	1,187,489	$2.482663	to	$17.060139	$2,149,031	1.15%	to	2.45%	1.34%	to	1.36%	4.79%	to	6.16%
2020	1,469,969	$2.338598	to	$16.280526	$2,630,313	1.15%	to	2.45%	3.03%	to	3.08%	2.35%	to	3.69%
Allspring VT Small Cap Growth Fund
2024	36,127	$32.278106	to	$39.230222	$1,329,554	1.15%	to	2.50%	—%	to	—%	16.13%	to	17.71%
2023	37,420	$27.794163	to	$33.327879	$1,173,902	1.15%	to	2.50%	—%	to	—%	1.78%	to	3.16%
2022	40,226	$27.308751	to	$32.306841	$1,228,737	1.15%	to	2.50%	—%	to	—%	(35.92)%	to	(35.05)%
2021	44,412	$42.619771	to	$49.742362	$2,092,714	1.15%	to	2.50%	—%	to	—%	5.27%	to	6.70%
2020	54,615	$40.486664	to	$46.619653	$2,425,531	1.15%	to	2.50%	—%	to	—%	54.20%	to	56.29%
Allspring VT Opportunity Fund
2024	61,597	$36.154257	to	$43.286401	$2,584,062	1.15%	to	2.50%	0.27%	to	0.27%	12.50%	to	14.03%
2023	69,412	$32.137070	to	$37.961169	$2,548,982	1.15%	to	2.50%	—%	to	—%	23.70%	to	25.38%
2022	76,725	$25.979024	to	$30.276112	$2,248,638	1.15%	to	2.50%	—%	to	—%	(22.57)%	to	(21.52)%
2021	83,866	$33.552354	to	$38.577114	$3,136,411	1.15%	to	2.50%	0.24%	to	0.25%	21.98%	to	23.64%
2020	85,289	$27.506512	to	$31.202215	$2,592,865	1.15%	to	2.50%	0.64%	to	0.67%	18.33%	to	19.94%
Columbia Variable Portfolio - Large Cap Growth Fund
2024	847,973	$32.624824	to	$35.931856	$30,243,051	1.25%	to	2.35%	—%	to	—%	28.28%	to	29.70%
2023	945,702	$25.431881	to	$27.703673	$25,971,385	1.25%	to	2.35%	—%	to	—%	39.84%	to	41.39%
2022	989,331	$18.001790	to	$19.593962	$19,249,522	1.25%	to	2.50%	—%	to	—%	(33.08)%	to	(32.24)%
2021	1,086,820	$26.900792	to	$28.915593	$31,193,057	1.25%	to	2.50%	—%	to	—%	25.56%	to	27.13%
2020	1,176,060	$21.425127	to	$22.744106	$26,594,099	1.25%	to	2.50%	—%	to	—%	31.41%	to	33.06%
Columbia Variable Portfolio - Overseas Core Fund
2024	234,386	$12.926131	to	$14.299507	$3,275,685	1.25%	to	2.40%	—%	to	4.12%	0.79%	to	1.96%
2023	269,637	$12.824712	to	$14.025099	$3,692,196	1.25%	to	2.40%	1.63%	to	2.93%	12.59%	to	13.89%
2022	274,009	$11.313684	to	$12.314470	$3,311,479	1.25%	to	2.50%	0.75%	to	0.76%	(17.00)%	to	(15.96)%
2021	290,753	$13.631604	to	$14.653008	$4,191,342	1.25%	to	2.50%	1.08%	to	1.10%	7.03%	to	8.38%
2020	380,306	$12.735735	to	$13.519989	$5,058,947	1.25%	to	2.50%	1.44%	to	1.44%	6.14%	to	7.47%
CTIVP® - Principal Blue Chip Growth Fund
2024	308,096	$28.507087	to	$31.534887	$9,584,893	1.25%	to	2.40%	—%	to	—%	18.54%	to	19.91%
2023	374,882	$24.047876	to	$26.298126	$9,711,181	1.25%	to	2.40%	—%	to	—%	36.23%	to	37.81%
2022	406,519	$17.532815	to	$19.083456	$7,676,073	1.25%	to	2.50%	—%	to	—%	(29.79)%	to	(28.90)%
2021	447,680	$24.970289	to	$26.840519	$11,907,334	1.25%	to	2.50%	—%	to	—%	15.65%	to	17.10%
2020	513,355	$21.592082	to	$22.921194	$11,679,896	1.25%	to	2.50%	—%	to	—%	28.68%	to	30.29%
AST International Equity Portfolio
2024	3,449	$11.061440	to	$11.093246	$38,260	1.45%	to	1.60%	—%	to	—%	3.78%	to	3.94%
2023♦	3,449	$10.658144	to	$10.692318	$36,812	1.25%	to	1.60%	—%	to	—%	6.58%	to	6.92%
PSF PGIM Jennison Blend Portfolio
2024	7,102	$14.066980	to	$14.157448	$100,101	1.25%	to	1.80%	—%	to	—%	23.56%	to	24.24%
2023♦	5,318	$11.384517	to	$11.394947	$60,554	1.25%	to	1.80%	—%	to	—%	13.85%	to	13.95%

*Represents the annualized contract expenses of the Sub-Account for the period indicated and includes only those expenses that are charged through a reduction in the unit values. Excluded are expenses of the Funds and charges made directly to contract owner accounts through the redemption of units. Where the expense ratio is the same for each unit value, it is presented in both the lowest and highest columns.

**These amounts represent the dividends, excluding distributions of capital gains, received by the Sub-Account from the Fund, net of management fees assessed by the Fund’s manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense risk charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the Fund in which the Sub-Account invests. Where the investment income ratio is the same for each unit value, it is presented in both the lowest and highest columns.

***Represents the total return for the period indicated and reflects a deduction only for expenses assessed through the daily unit value calculation. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation in the notes on the Statements of Operations indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated.
# Rounded units/unit fair values. Where only one unit value exists, it is presented in both the lowest and highest columns.

+ See Note 1 for additional information related to this Sub-Account.

♦ Investment income and total return ratios are calculated for the period the related share class within the Sub-Account is active, while the expense ratio is annualized.

7. Subsequent Events:

Management has evaluated events subsequent to December 31, 2024 and through April 16, 2025, the date the financial statements were available to be issued, noting there are no other subsequent events requiring adjustment or disclosure in the financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Independent Auditor's Report
Annual Consolidated Financial Statements
As of December 31, 2024 and 2023
For the Years Ended December 31, 2024, 2023 and 2022

[1]Any remaining schedules provided for in Regulation S-X 210.7-05 are omitted because they are either not applicable or the relevant information is provided elsewhere in the notes to the consolidated financial statements.

Report of Independent Registered Public Accounting Firm

Opinion on the Financial Statements
We have audited the accompanying consolidated balance sheets of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, the related consolidated statements of operations, comprehensive income (loss), changes in stockholder’s equity, and cash flows, for each of the three years in the period ended December 31, 2024, and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of December 31, 2024 and 2023, and the results of its operations and its cash flows for each of the three years in the period ended December 31,
2024, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Company in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB and in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

Critical Audit Matter
The critical audit matter communicated below is a matter arising from the current-period audit of the financial statements that was communicated or required to be communicated to the audit committee and that (1) relates to accounts or disclosures that are material to the financial statements and (2) involved our especially challenging, subjective, or complex judgments. The communication of a critical audit matter does not alter in any way our opinion on the financial statements, taken as a whole, and we are not, by communicating the critical audit matter below, providing separate opinions on the critical audit matter or on the accounts or disclosures to which they relate.

Certain Assumptions Used in the Valuation of Market Risk Benefits – Refer to Notes 1, 5 and 12 to the financial statements
Critical Audit Matter Description
The Company has historically issued and assumes via reinsurance certain guarantees and product features on Variable Annuity (VA) and Fixed Indexed Annuity (FIA) products which protect the contract holder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as Market Risk Benefits (MRBs). MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheet as there is not legal right of offset between contracts.

The fair value of MRBs is measured as the present value of expected future benefits payments to contract holders, less the present value of expected fees attributable to the MRB, if applicable. The Company estimates these cash flows using significant judgment including discount rate assumptions, nonperformance risk, and actuarially determined assumptions about policyholder behavior, such as: withdrawal utilization, withdrawal rates, and lapses.

Given the sensitivity of certain market risk benefits to changes in these assumptions and the significant uncertainty inherent in estimating the market risk benefits, we identified management’s evaluation of these assumptions in the valuation of certain market risk benefits as a critical audit matter. This required a high degree of auditor judgment and an increased extent of effort, including the involvement of our actuarial and fair value specialists.

How the Critical Audit Matter Was Addressed in the Audit
Our audit procedures related to testing assumptions used by management to estimate the valuation of MRBs, specifically discount rates, nonperformance risk, and actuarially determined assumptions about policyholder behavior, included the following, among others:
•With the involvement of our valuation and actuarial specialists, we:
◦Evaluated the results of the underlying experience studies, capital market inputs, and judgments applied by management in setting the principal assumptions.
◦Developed an independent estimate, on a sample basis, of the market risk benefits and evaluated differences.
•We tested the completeness and accuracy of the underlying data that served as the basis for the actuarial analysis to test that the inputs to the actuarial estimate were reasonable.
•Evaluated the methods and assumptions used by management to identify potential bias in the determination of the MRBs.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Balance Sheets

(in millions, except share data)	As of December 31,
	2024	2023
Assets
Investments
Fixed maturities, available-for-sale, at fair value (net of allowance for credit losses: $4 and $16; amortized cost: $15,532 and $17,335; related party: $56 and $9)	$13,105	$14,854
Fixed maturities, at fair value using the fair value option (related party: $43 and $27)	326	252
Equity securities, at fair value	134	182
Mortgage loans (net of allowance for credit losses: $16 and $26)	1,835	2,019
Policy loans (related party: $(6) and $(6))	1,565	1,528
Investment funds (portion at fair value: $270 and $238; related party: $110 and $51)	1,302	1,428
Other investments (portion at fair value: $234 and $35)	334	35
Short-term investments, at fair value (related party: $540 and $440)	1,337	1,181
Total investments	19,938	21,479

Cash	494	421
Reinsurance recoverables (net of allowance for credit losses: $8 and $18; portion at fair value: $1,052 and $1,242; related party: $8,682 and $9,468)	35,576	37,706
Market risk benefits	742	578
Value of business acquired and deferred acquisition costs (related party: $76 and $114)	415	457
Deferred income taxes (related party: $242 and $(78))	768	828
Goodwill and other intangible assets, net	143	149
Other assets	526	420
Separate account assets	91,480	89,514
Total assets	$150,082	$151,552

Liabilities and Stockholder's Equity
Liabilities
Reserve for future policy benefits	$19,134	$19,379
Other policyholder funds and benefits payable (portion at fair value: $636 and $536; related party: $474 and $526)	27,067	29,502
Market risk benefits	874	1,074
Funds withheld liability (portion at fair value: $(115) and $(157); related party: $8,749 and $9,148)	9,790	10,210
Other liabilities (portion at fair value: $34 and $57; related party: $62 and $33)	999	811
Separate account liabilities	91,480	89,514
Total liabilities	149,344	150,490

Commitments and Contingencies (Note 15)
Stockholder's Equity
Common stock (1,000 shares authorized, issued, and outstanding; par value: $5,690 per share)	6	6
Additional paid-in capital	1,877	1,877
Accumulated other comprehensive loss (related party: $(737) and $(580))	(1,155)	(1,325)
Retained earnings	10	504
Total stockholder's equity	738	1,062

Total liabilities and stockholder’s equity	$150,082	$151,552

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Operations

	Year Ended December 31,
(in millions)	2024	2023	2022
Revenues
Premiums (related party: $(61), $(56), and $(27))	$84	$88	$99
Policy charges and fee income (related party $(322), $(304), and $(320))	629	646	509
Net investment income (related party: $(382), $(380), and $(136))	515	590	778
Investment related losses, net (related party: $104, $361, and $696)	(493)	(929)	(76)
Total revenues	735	395	1,310

Benefits, Losses and Expenses
Benefits and losses (remeasurement loss (gain): $101, $(17), and $10; related party: $(488), $(276), and $(117))	449	307	521
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Amortization of value of business acquired and deferred acquisition costs (related party: $10, $14, and $19)	52	55	61
Insurance operating costs and other expenses (related party: $(133), $(136), and $(119))	313	334	301
Total benefits, losses and expenses	677	391	588

Income before income taxes	58	4	722

Income tax expense (benefit) (related party: $(46), $(12), and $90)	(20)	(39)	107
Net income	$78	$43	$615

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Comprehensive Income (Loss)

	Year Ended December 31,
(in millions)	2024	2023	2022
Net income	$78	$43	$615

Other comprehensive income (loss), net of tax
Unrealized gain (loss) on available-for-sale securities without an allowance for credit losses	28	675	(2,606)
Unrealized gain (loss) on cash flow hedges	(2)	4	(27)
Gain (loss) related to discount rate for reserve for future policy benefits (related party: $(157), $182, and $(762))	156	(212)	873
Gain (loss) related to credit risk for market risk benefits	(13)	(133)	96
Other comprehensive income (loss), net of tax	169	334	(1,664)

Comprehensive income (loss)	$247	$377	$(1,049)

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Changes in Stockholder's Equity

(in millions)	Common Stock	Additional Paid-in Capital	Accumulated Other Comprehensive Income (Loss)	Retained Earnings (Deficit)	Total
Balance as of January 1, 2022	$6	$1,877	$5	$421	$2,309
Net income	—	—	—	615	615
Other comprehensive loss	—	—	(1,664)	—	(1,664)
Balance as of December 31, 2022	6	1,877	(1,659)	1,036	1,260

Net income	—	—	—	43	43
Other comprehensive income	—	—	334	—	334
Dividends	—	—	—	(575)	(575)
Balance as of December 31, 2023	6	1,877	(1,325)	504	1,062

Net income	—	—	—	78	78
Other comprehensive income	—	—	169	—	169
Sale of consolidated subsidiary to parent	—	—	1	(1)	—
Dividends	—	—	—	(571)	(571)
Balance as of December 31, 2024	$6	$1,877	$(1,155)	$10	$738

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Consolidated Statements of Cash Flows

	Year Ended December 31,
(in millions)	2024	2023	2022
Operating Activities
Net income	$78	$43	$615

Adjustments to reconcile net income to net cash provided by operating activities:
Investment related losses, net (related party: $(104), $(361), and $(696))	493	929	76
Amortization of unearned revenue reserves (related party: $(53), $(56), and $(5))	(113)	(118)	(68)
Amortization of value of business acquired and deferred acquisition costs (related party: $9, $14, and $19)	52	55	61
Depreciation and amortization	140	167	227
Deferred income taxes (related party: $(46), $(12), and $90)	15	(37)	124
Interest credited on investment and universal life-type contracts	532	370	481
Change in market risk benefits (related party: $155, $77, and $4)	(137)	(305)	(295)
Other operating activities, net (related party: $(417), $382, and $136)	(486)	(571)	(40)

Changes in operating assets and liabilities:
Reinsurance recoverables (related party: $509, $(510), and $198)	20	178	(741)
Reserve for future policy benefits	394	92	228
Other assets and liabilities (related party: $98, $447, and $0)	39	328	91
Net proceeds from reinsurance transactions	—	—	121
Net cash provided by operating activities	1,027	1,131	880

Investing Activities
Proceeds from sales, maturities, and prepayments of:
Fixed maturities	3,164	2,182	6,185
Equity securities	79	6	26
Mortgage loans	236	588	258
Investment funds (related party: $18, $1, and $0)	350	295	64
Consolidated subsidiary to parent	16	—	—
Other investments	—	6	—
Payments for purchases of:
Fixed maturities (related party: $(74), $(32), and $0)	(1,848)	(1,200)	(4,607)
Equity securities	(1)	(2)	(22)
Mortgage loans	(87)	(132)	(667)
Investment funds (related party: $(68), $(44), and $0)	(126)	(126)	(158)
Other investments	(99)	—	—
Net proceeds from (payments for):
Reverse repurchase program	—	—	25
Policy loans	(37)	(33)	(11)
Derivatives	(443)	(913)	(559)
Short-term investments (related party: $(100), $(340), and $(100))	(125)	287	(255)
Net cash provided by investing activities	1,079	958	279

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Consolidated Statements of Cash Flows (continued)

	Year Ended December 31,
(in millions)	2024	2023	2022
Financing Activities
Investment and universal life-type contracts:
Deposits and other additions	2,908	2,693	2,033
Withdrawals and other deductions	(9,801)	(10,635)	(8,109)
Net transfers from separate accounts	5,498	6,799	5,140
Net change in securities loaned or sold under agreements to repurchase	(67)	(123)	(99)
Dividends to parent	(571)	(575)	—
Net cash used for financing activities	(2,033)	(1,841)	(1,035)

Net increase in cash	73	248	124
Cash at beginning of period	421	173	49
Cash at end of period	$494	$421	$173

Supplemental Disclosure of Cash Flow Information:
Net income taxes received (paid)	$(19)	$(74)	$142

See Notes to Consolidated Financial Statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

Notes to Consolidated Financial Statements
(Dollar amounts in millions, unless otherwise stated)
1.Basis of Presentation and Significant Accounting Policies
Talcott Resolution Life Insurance Company, together with its subsidiaries, (collectively, "TL", the "Company," "we" or "our") is a life insurance and annuity company and comprehensive risk solutions-provider in the United States (“U.S.”) and is a wholly-owned subsidiary of TR Re, Ltd. ("TR Re"), a Bermuda based entity. Talcott Resolution Life, Inc. ("TLI"), a Delaware corporation and Talcott Holdings, L.P. ("THLP") are indirect parents of the Company, and the Company has an ultimate parent of Talcott Financial Group, Ltd. ("TFG", "the Group").
Basis of Presentation
The consolidated financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), which differ materially from the accounting practices prescribed by various insurance regulatory authorities to which we are subject.
Consolidation
The consolidated financial statements include the accounts of TL and entities the Company directly or indirectly has a controlling financial interest in which the Company is required to consolidate. All intercompany transactions and balances between TL and its subsidiaries have been eliminated. Entities in which TL has significant influence over the operating and financing decisions but is not required to consolidate are reported using the equity method.
Use of Estimates
The preparation of consolidated financial statements in conformity with US GAAP requires management to make estimates and assumptions affecting the reported amount of assets and liabilities as of the date of the financial statements and reported amounts of revenues and expenses for the reporting period. In applying these estimates and assumptions, management makes subjective and complex judgments that are uncertain and subject to change. Many of these policies, estimates, and related judgments are common in the insurance and financial services industries; others are specific to the Company’s business and operations. Actual results could differ materially from these estimates.
Our principal estimates impact the following reported amounts and disclosures:
•Fair value of investments;
•Impairment of investments and allowance for credit losses (“ACL”);
•Derivatives valuation, including embedded derivatives;
•Market risk benefits (“MRB”);
•Reserve for future policy benefits;
•Valuation allowances on deferred tax assets (“DTA”);
•Evaluation of goodwill for impairment.
Certain of these estimates are particularly sensitive to market conditions, and deterioration and/or volatility in the worldwide debt or equity markets could have a material impact on the consolidated financial statements. Additional details regarding these estimates and related assumptions are discussed in the following description of significant accounting policies and the related footnote disclosures.
Significant Accounting Policies
The Company’s significant accounting policies are as follows:
Segment Information
The Company has one reportable segment: life and retirement products. The segment is comprised of variable annuities ("VA"), fixed annuities, payout annuities, fixed indexed annuities ("FIA"), and private-placement life insurance products (inclusive of universal life products, such as corporate-owned life insurance (“COLI"). The Company derives revenue exclusively from external customers and manages the business activities on a consolidated basis. The Company’s chief operating decision maker ("CODM") is the Group Chief Executive Officer. The CODM regularly reviews only the consolidated statements of operations and as such, consolidated net income is the measure of segment profit or loss used by the CODM to evaluate how the Company supports the generation of regulatory surplus and how to allocate capital among the Group.
Refer to Note 2 - Segment Information for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Investments
Fixed Maturities
Fixed maturities consist    of debt securities including bonds, structured securities, redeemable preferred stock and commercial paper. Structured securities include asset-backed securities (“ABS”), collateralized loan obligations (“CLO”), commercial mortgage-backed securities (“CMBS”), and residential mortgage-backed securities (“RMBS”). Most of these investments are classified as available-for-sale (“AFS”) and are carried at fair value, net of ACL. Unrealized gains and losses (i.e., after-tax difference between fair value and cost or amortized cost) not attributable to ACL are reflected in equity as a component of accumulated other comprehensive loss ("AOCI").
Equity Securities
Equity securities are carried at fair value with any changes in fair value recorded in investment related losses, net in the consolidated statements of operations.
Mortgage Loans
Mortgage loans are carried at the outstanding principal balance adjusted for unamortized premiums and discounts, net of ACL. Interest income is accrued on the principal balance of the loan based on the loan’s contractual interest rate, adjusted for amortization of premiums and accretion of discounts.
Policy Loans
Policy loans are carried at outstanding principal balance, which approximates fair value. Interest income is recognized as earned using the contractual interest rate. Generally, accrued interest is capitalized on the policy’s anniversary date. Valuation allowances are not established for policy loans, as they are fully collateralized by the cash surrender value of the underlying insurance policies. Any unpaid principal and accrued interest are deducted from the cash surrender value or the death benefit prior to settlement of the insurance policy.
Investment Funds
Investment funds principally represent limited partnerships (“LPs”) and other similar legal entity structures accounted for under the equity method. Under the equity method, investments are generally carried based on the Company’s pro rata ownership percentage in the net assets of the investee, and the Company’s share of earnings is included in net investment income.
Recognition of income related to investment funds is often delayed due to the availability of the related financial information, which are generally obtained from the entity’s managers, general partners, or managing members and may be reported on a lag of up to three months. Accordingly, income for the years ended December 31, 2024 and 2023 and 2022 may not include the full impact of current year changes in valuations of the underlying assets and liabilities of the funds for that same calendar year.
Other Investments
Other investments consist of derivative instruments, and insurance company-owned life insurance (“ICOLI”). Derivative instruments are carried at fair value. ICOLI investments are carried at the net realizable amount, which is generally represented by the cash surrender value of the insurance policy.
Short-Term Investments
Short-term investments include financial instruments with remaining maturities less than twelve months when purchased. Short-term investments include financial instruments that would otherwise qualify as cash equivalents but are acquired with the primary objective of earning investment income, which make up $735 and $714 of the carrying amount as of December 31, 2024 and 2023, respectively.
Short-term loans and short-term investments that would otherwise qualify as cash equivalents are carried at fair value, where amortized cost approximates fair value. Short-term debt securities are generally classified as AFS and accounted for consistent with our policies for fixed maturities described above.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Funds Withheld Liability
A funds withheld liability is recorded for funds contractually withheld by the Company under modified coinsurance arrangements in which the Company is the cedant. The assets are primarily held in trust accounts established by the Company, and the Company pays or receives cash quarterly to settle the operating results of the reinsured business, including the investment results.
The funds withheld liability is carried at the fair value of the underlying investments, net of any payables and receivables of the reinsurance arrangement. The funds withheld liability is measured as the total of the host contract, which we have assessed as the book value of assets, and the embedded derivative, which we have assessed as the net unrealized gains or losses on the underlying assets as the ceding insurer is obligated to pay the total return on the underlying investments. We record the total return of the funds withheld liability within net income (inclusive of the return on both the host contract and the embedded derivative). We allocate the total return between net investment income, measured as a risk-free rate on the host contract, and investment related losses, net, measured as the difference between the total return and net investment income.
Fair Value Option
The Company has elected the fair value option (“FVO”) for certain corporate bonds included in fixed maturities, and investment funds. Where elected, changes in fair value of investments are recorded within investment related losses, net.
Refer to Note 5 — Fair Value Measurements for additional details regarding investments for which the Company has elected the FVO.
Impairment of Investments and the Allowance for Credit Losses
We periodically evaluate our fixed maturities, mortgage loans, and other financial instruments for credit losses. Subsequent recoveries of credit losses are recognized as reversals of the ACL with a corresponding reversal recorded as a component of investment related losses, net. Additionally, for any purchased financial assets with a more-than-insignificant amount of credit deterioration since original issuance, we establish an ACL at acquisition, which is recorded with the purchase price to establish the initial amortized cost of the investment.
Fixed Maturities
We review our fixed maturities for declines in fair value that could be impairment related, or attributable to credit risk factors that may require an ACL. If we intend to sell a debt security where amortized cost exceeds fair value, or we determine it is more likely than not that we will be required to sell a debt security before recovery of amortized cost, we determine an impairment has occurred and amortized cost is written down to fair value with a corresponding charge recorded as a component of investment related losses, net.
If amortized cost exceeds fair value, but we do not intend to sell a security and we determine it is not more likely than not that we will be required to sell before recovery of amortized cost, we evaluate the security for indicators of a credit loss that may require an ACL. We evaluate a number of factors to determine whether a decline in fair value is attributable to a credit loss, including but not limited to: market interest rates and issuer credit ratings and outlooks. The significance of the decline in fair value is a factor in our analysis, but is generally not determinative in whether we record a credit loss, as other factors are often more relevant in our evaluation of a security. If we determine a credit loss has occurred, we record as an ACL with a corresponding charge recorded as component of investment related losses, net. The remaining change in fair value is recorded in equity as a component of AOCI.
Mortgage Loans
We monitor individual loan performance, and with the exception of individually identified loans where the borrower is experiencing financial difficulty, we pool loans with homogeneous risk characteristics for purposes of estimating lifetime credit losses and measuring an ACL.
Refer to Note 3 - Investments for further details regarding the ACL for fixed maturities and mortgage loans.
Other Financial Instruments
We also evaluate other financial instruments, such as reinsurance recoverables and off-balance sheet credit exposures that the Company cannot unconditionally cancel. The measurement of the expected credit loss is based on historical loss data, current conditions, and reasonable and supportable forecasts and recorded as an ACL, consistent with treatment of fixed maturities and mortgage loans.
Refer to Note 6 - Reinsurance for further details regarding the ACL for reinsurance recoverables.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Net Investment Income
The components of net investment income include:
•Interest income from debt securities, mortgage loans, and interest rate swaps, which is recognized when earned on the constant effective yield method based on estimated timing of cash flows. The amortization of premium and accretion of discount for fixed maturities also takes into consideration call and maturity dates that produce the lowest yield. For securitized financial assets subject to prepayment risk, yields are recalculated and adjusted periodically to reflect historical and/or estimated future prepayments;
•Prepayment fees and make-whole payments on debt securities and mortgage loans, which are recognized when earned;
•Dividends for equity securities, which are recognized on the ex-dividend date;
•Share of earnings for the Company's interests in investment funds, which is recognized when reported in the investee’s financial statements;
•A portion of the change in funds withheld, measured as the risk-free return on the host contract;
•A reduction for investment expenses.
Investment Related Losses, Net
The components of investment related losses, net include:
•Realized gains and losses on the sale of investments, determined on a specific identification basis;
•Fair value changes in equity securities;
•Fair value changes in derivative contracts (both freestanding and embedded, including the embedded derivative within funds withheld) that do not qualify, or are not designated, as a hedge for accounting purposes;
•Fair value changes for investments where the FVO has been elected;
•Impairments and changes in the ACL on AFS debt securities, mortgage loans, and reinsurance recoverables;
•Foreign currency transaction remeasurements.
Accrued Interest Receivable
Accrued interest receivable on AFS debt securities and mortgage loans are recorded in other assets on the consolidated balance sheets and are not included in the carrying value of the investment. The Company does not include the current accrued interest receivable balance when estimating the ACL. The Company has a policy to write-off accrued interest receivable balances that are more than 90 days past due or in other circumstances in which management deems the interest uncollectible. Write-offs of accrued interest receivable are recorded as a credit loss component of investment related losses, net.
Variable Interest Entities
The Company is engaged with various special purpose entities and other entities that are deemed to be variable interest entities ("VIE") primarily as an investor through normal investment activities.
A VIE is an entity that either has investors that lack certain essential characteristics of a controlling financial interest, such as simple majority kick-out rights, or lacks sufficient funds to finance its own activities without financial support provided by other entities. The Company performs ongoing qualitative assessments of its VIE exposures to determine whether the Company has a controlling financial interest in the VIE and therefore is the primary beneficiary. The Company is deemed to have a controlling financial interest when it has both the ability to direct the activities that most significantly impact the economic performance of the VIE and the obligation to absorb losses or right to receive benefits from the VIE that could potentially be significant to the VIE. Based on the Company’s assessment, if it determines it is the primary beneficiary, the Company consolidates the VIE in the Company’s consolidated financial statements.
Refer to Note 3 — Investments for additional details regarding the Company’s investments in VIEs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Non-Consolidated Variable Interest Entities
The Company, through normal investment activities, makes passive investments in LP and similar legal entity structures which are reported in investment funds on the Company’s consolidated balance sheets. For these non-consolidated VIEs, the Company has determined it is not the primary beneficiary as it has no ability to direct activities that could significantly affect the economic performance of the investments.
In addition, the Company makes passive investments in structured securities issued by VIEs for which the Company is not the manager. These investments are reported in fixed maturities, on the Company’s consolidated balance sheets. The Company has not provided financial or other support with respect to these investments other than its original investment. For these investments, the Company determined it is not the primary beneficiary due to the relative size of the Company’s investment in comparison to the principal amount of the structured securities issued by the VIE, the Company’s inability to direct the activities that most significantly impact the economic performance of the VIE, and, where applicable, the level of credit subordination which reduces the Company’s obligation to absorb losses or right to receive benefits. The Company’s maximum exposure to loss on these investments is limited to the amount of the Company’s investment.
Derivative Instruments
Accounting and Financial Statement Presentation of Derivative Instruments and Hedging Activities
Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices or other underlying notional amounts. We regularly invest in derivatives to hedge the risks inherent in our business, such as interest rate, equity market, issuer credit, currency exchange, or market volatility. We may also invest in derivatives to manage liquidity or engage in synthetic replication transactions. Derivatives are carried on the consolidated balance sheets at fair value and are reported in other investments and other liabilities. We have master netting agreements with certain of our counterparties that provide the legal right of offset and allow for the netting of our derivative asset and liability positions by counterparty. Where applicable, the Company has elected to offset the fair value amounts, income accruals, and related cash collateral receivables and payables of derivatives executed by a legal entity and with the same counterparty or under a master netting agreement.
On the date the derivative contract is entered into, the Company designates the derivative as either:
•a hedge of the variability in cash flows of a forecasted transaction or of amounts to be received or paid related to a recognized asset or liability (“cash flow hedge”), or
•held for other investment and/or risk management purposes, which do not qualify for hedge accounting and primarily involves managing asset or liability related risks.
We formally document all relationships between hedging instruments and hedged items, as well as the risk-management objective and strategy for undertaking each hedge transaction. The documentation identifies how the hedging instrument (i.e., the derivative) is expected to hedge the designated risk (i.e., the specific forecasted transactions) and the method that will be used to assess the hedging instrument’s effectiveness.
To qualify for hedge accounting, the hedging instrument must be assessed as highly effective in offsetting the designated risk. We formally assess hedge effectiveness quarterly and at each hedge’s inception. This assessment is primarily performed using quantitative methods as well as qualitative methods. Quantitative methods include regression or other statistical analysis of changes in fair value or cash flows associated with the hedge relationship. Qualitative methods may include comparison of critical terms of the derivative to the hedged item.
For derivatives that are designated and qualify as cash flow hedges, including foreign-currency cash flow hedges, the gain or loss on the derivatives are recorded in OCI and are reclassified into net income in the same period during which the hedged transaction impacts net income. Gains and losses on derivatives that are reclassified from AOCI to net income, as well as periodic net coupon settlements, are included in the line item within the consolidated statements of operations in which the cash flows of the hedged transaction are reported. On the consolidated statements of cash flows, cash flows from derivatives are presented in the same category as the cash flows from the hedged transaction.
We discontinue hedge accounting prospectively if:
•it is determined that the qualifying criteria are no longer met;
•the derivative is no longer designated as a hedging instrument; or
•the derivative expires or is sold, terminated or exercised.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
When cash flow hedge accounting is discontinued because we become aware that it is no longer probable that the forecasted transaction will occur, the derivative continues to be carried at fair value on the consolidated balance sheets, and gains and losses previously recorded in OCI and reported in AOCI are reclassified to net income in the period that hedge accounting is discontinued. In other situations where hedge accounting is discontinued, including those where the derivative is sold, terminated or exercised, amounts previously deferred in AOCI are reclassified into earnings when earnings are impacted by the hedged transaction.
Investments in derivatives for other investment or risk management activities do not receive hedge accounting treatment and primarily relate to strategies used to reduce economic risk or replicate permitted investments. Gains and losses on such derivatives, including periodic net coupon settlements, are reported in the consolidated statements of operations as a component of investment related losses, net.
Embedded Derivatives
The Company purchases and historically issued and assumed financial instruments and products that contain embedded derivative instruments that we record with the associated host contract. For measurement purposes, we bifurcate the embedded derivative from the host contract when we determine that both of the following are true:
•the embedded derivative possesses economic characteristics that are not clearly and closely related to the economic characteristics of the host contract and
•a separate instrument with the same terms would qualify as a derivative instrument.
The embedded derivative is presented on the same financial statement line item as the host contract and is carried at fair value with changes in fair value recorded as a component of investment related losses, net.
Credit Risk
Credit risk is defined as the risk of financial loss due to uncertainty of an obligor’s or counterparty’s ability or willingness to meet its obligations in accordance with agreed upon terms. The Company manages the credit risk of derivative instruments by entering into transactions with high quality counterparties primarily rated A or better, which are monitored and evaluated by the Company’s risk management team and reviewed by senior management. The Company monitors counterparty credit exposure on a regular basis to ensure compliance with Company policies and statutory limitations. Credit exposures are measured using the market value of the derivatives, resulting in amounts owed to the Company by its counterparties, mitigated by or potential payment obligations from the Company to its counterparties which meet the criteria for offset.
The Company generally requires that over-the-counter (“OTC”) derivative contracts, other than certain forward contracts, be governed by International Swaps and Derivatives Association agreements which are structured by legal entity and by counterparty and permit right of offset. OTC-cleared derivatives are governed by clearinghouse rules, which act as an independent valuation source and reduce exposure to credit risk through daily variation margin requirements. Some agreements require daily collateral settlement based upon agreed upon thresholds. For purposes of daily derivative collateral maintenance, credit exposures are generally quantified based on the prior business day’s market value and collateral is pledged to and held by, or on behalf of, the Company to the extent the current value of the derivatives exceed the contractual thresholds. For the Company’s domestic derivative programs, the maximum uncollateralized threshold for a derivative counterparty for a single legal entity is $7.
Cash
Cash is carried at cost and includes cash on hand, demand deposits with banks or other financial institutions, money market funds, and all highly liquid debt instruments purchased with an original maturity of three months or less.
Reinsurance
The Company enters into reinsurance transactions with related parties and unaffiliated insurer counterparties for a variety of reasons, including strategic business growth opportunities (for assumed transactions) and capital and risk management (for ceded transactions). Ceded reinsurance arrangements do not discharge the Company’s liability as the primary insurer, and failure of counterparties to honor their obligations could result in losses to the Company. Reinsurance is placed with reinsurers that meet strict financial criteria established by the Company, and the Company regularly evaluates concentrations of credit risk and the financial condition of its reinsurers.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
We assume insurance from and cede insurance to our counterparties using a variety of structures, including: coinsurance, coinsurance with funds withheld, modified coinsurance, and yearly renewable term. For an agreement to qualify for reinsurance accounting, it must include insurance risk (inclusive of underwriting, investment, and timing risk) and satisfy risk transfer conditions that include a reasonable possibility of a significant loss for the assuming entity. If an arrangement does not meet risk transfer requirements, the Company accounts for the arrangement using deposit accounting (i.e., as a financing transaction).
Reinsurance recoverables are generally recognized and measured consistent with the liabilities of the underlying contracts. Reinsurance recoverables include balances due from counterparties for paid and unpaid losses and are presented net of an ACL, which is based on the expectation of potential lifetime credit loss from the counterparty. Premiums and benefits and losses reflect the net effects of assumed and ceded reinsurance transactions. Included in other assets are prepaid reinsurance premiums, which represent the portion of premiums ceded to reinsurers applicable to the unexpired terms of the reinsurance agreements. For assumed reinsurance of existing in-force blocks, a net loss on reinsurance is recorded as deferred acquisition costs (“DAC”) and a net gain on reinsurance is recorded as unearned revenue reserves (“URR”). Certain MRBs have also been reinsured, and these are reflected within reinsurance recoverables on the consolidated balance sheets.
Under coinsurance arrangements, reserves and invested assets are transferred from the ceding insurer to the reinsurer. In certain arrangements, the reinsurer holds the assets supporting the reserves in a trust for the benefit of the ceding insurer.
Refer to Note 6 - Reinsurance for additional information related to the various trusts maintained by the Company.
Under coinsurance with funds withheld arrangements, ceded reserves are transferred to the reinsurer; however, invested assets that support the reserves are retained by the ceding insurer, and the counterparties periodically settle investment returns with respect to the invested assets. Under modified coinsurance arrangements, both the ceded reserves and the invested assets that support the reserves are legally retained by the ceding insurer, and the counterparties periodically net settle profit and loss with respect to both the investment returns and the underlying insurance obligations.
Both modified coinsurance and coinsurance with funds withheld arrangements require the ceding insurer to establish a mechanism which legally segregates the invested assets. The Company maintains the right of offset on general account assets and liabilities reinsured on both a coinsurance with funds withheld and modified coinsurance basis, but we have elected to present balances due from and due to reinsurance counterparties on a gross basis, as reinsurance recoverables and funds withheld liability for ceded reinsurance or funds withheld at interest for assumed reinsurance on the consolidated balance sheets. Separate account assets and liabilities assumed on a modified coinsurance basis are reported on a net basis on the consolidated balance sheets. Revenues from the reinsurance of separate accounts, however, is recorded as premiums or policy charges and fee income on the consolidated statements of operations.
Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances
Value of Business Acquired
Value of business acquired (“VOBA”) is an intangible asset that represents the portion of a purchase price allocated to the estimated value of the right to receive future cash flows and earnings of acquired insurance and investment contracts. It is determined as of the date of the acquisition for the acquired contracts in-force, and positive VOBA is initially measured as the excess of book value of the policy liabilities over the actuarially estimated present value of future cash flows. The principal assumptions used in estimating VOBA include equity market returns, mortality, persistency, expenses, and discount rates. Actual experience on the acquired contracts may vary from these projections and the recovery of VOBA is dependent upon the future profitability of the related business. The Company tests the aggregate recoverability of positive VOBA by comparing the existing balance to the present value of future profitability.
For certain transactions, the fair value of cash flows related to acquired insurance and investment contracts results in an obligation which exceeds the book value of policy liabilities, requiring additional reserves (“negative VOBA”). Negative VOBA is presented separately from VOBA as an additional reserve included either in the reserve for future policy benefits or other policyholder funds and benefits payable on the balance sheets, depending on the presentation for the underlying contracts generating the amount.
Deferred Acquisition Costs
As noted in the Reinsurance section above, specific to assumed block reinsurance, the excess of reserves and ceding commission over assets received is recorded as DAC. In addition, incremental direct costs such as commissions are capitalized when incurred if directly related to the successful acquisition of new or existing insurance contracts and incurred on a non-level or non-recurring basis.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Unearned Revenue Reserve
As noted in the Reinsurance section above, a net gain on assumed reinsurance resulting from the excess of asset received over reserves and ceding commissions is recorded as URR within other policyholder funds and benefits payable on the consolidated balance sheets.
Amortization of Deferred Acquisition Costs and Other Balances
The Company amortizes VOBA, DAC, URR and other balances (e.g., adjustments associated with FIA MRBs) through net income on a constant-level basis over the expected term for a group of contracts (i.e., cohorts), using the same cohorts used to estimate the related liabilities for those contracts. Inputs and assumptions are required for determining the expected term of contracts and are consistent with those used to estimate the related liabilities. The determination of such assumptions uses actuarially accepted methods to estimate decrement rates related to policyholder behavior for lapses, withdrawals (surrenders) and mortality.
The constant-level basis approximates a pattern of straight-line amortization at an individual contract level, and uses a basis specific to the underlying product, generally policy counts or gross premiums. The amortization rate is calculated at the end of each reporting period and is inclusive of actual experience for the reporting period and any assumption updates. The revised amortization rate is applied prospectively from the beginning of the current reporting period. Amortization can never result in an increase of the VOBA, DAC or URR balance initially established.
Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for further information.
Income Taxes
We measure income taxes using the asset and liability method, where deferred income taxes are recognized to represent the tax consequences of temporary differences between the financial reporting and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years the temporary differences are expected to reverse. We evaluate the likelihood of realizing the benefit of the DTA, and if required, record a valuation allowance to reduce the total DTA, net of valuation allowance, to an amount that will more likely than not be realized. The Company classifies interest and penalties (if applicable) as income tax expense in the consolidated statements of operations.
Refer to Note 14 - Income Taxes for additional information.
Goodwill
Goodwill represents the excess of the purchase price of an acquired business over the fair value of identifiable net assets acquired and is allocated to identified reporting units. Goodwill is not amortized but is evaluated for impairment on an annual basis or more frequently if an event occurs or circumstances change that would more likely than not reduce the fair value of a reporting unit below its carrying value. Our methodology for conducting this goodwill impairment evaluation includes a qualitative assessment and, when considered necessary, a quantitative assessment.
The Company has the option to initially perform an assessment of qualitative factors to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. The qualitative factors may include, but are not limited to, economic conditions, industry and market considerations, cost factors, overall financial performance of the entity or a reporting unit and other company and entity-level or reporting unit-specific events. If it is determined that it is more likely than not that the fair value of the reporting unit is less than its carrying amount, we then perform a quantitative assessment. If the carrying values of the reporting units exceed their fair value, an impairment loss is recognized and the carrying amount of goodwill is adjusted.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.
Other Intangible Assets
Other intangible assets with definite lives consist of software amortized over a period not to exceed seven years. Other intangible assets with indefinite lives primarily consist of state insurance licenses and are not amortized but are reviewed annually in the Company’s impairment evaluation. They will be tested for impairment more frequently if an event occurs or circumstances change to indicate the fair value of indefinite-lived other intangible assets is less than the carrying value.
Refer to Note 8 - Goodwill and Other Intangible Assets for additional information.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Separate Accounts
The Company has issued VA and life insurance contracts through its separate accounts, which represent funds maintained to meet specific investment objectives of policyholders who direct the investments and bear the investment risk, with the exception of any contractual minimum guarantees made by the Company with respect to certain accounts, which are considered MRBs. The Company’s separate accounts include the variable account value portion of VA, variable life insurance products and individual, institutional, and governmental investment contracts. The Company has reinsured certain separate accounts on a modified coinsurance basis to related parties and unaffiliated reinsurers.
Separate account assets are legally segregated and are not subject to claims that arise out of any other business of the Company. We report separate account assets as a summary total based on the fair value of the underlying investments. A corresponding summary total of separate account liabilities is reported at an amount equal to separate account assets and represents the account balance to be returned to the contractholder. The investment risk is solely borne by the contractholders and investment income and investment related and unrealized gains and losses of the separate accounts directly accrue to the contractholders; therefore, they are not recognized in the consolidated statements of operations. The Company recognizes fee income for investment management, certain administrative services and cost of insurance charges.
Refer to Note 9 - Separate Accounts for additional information and Note 12 - Market Risk Benefits for further information.
Reserve for Future Policy Benefits
Reserve for future policy benefits represent estimated insurance liabilities and primarily consist of the liability for future policy benefits (“LFPB”) and deferred profit liability (“DPL”) related to life-contingent payout annuities, as well as additional liabilities for universal life with secondary guarantee ("ULSG") contracts. Reserve for future policy benefits also consists of LFPB related to traditional long-duration insurance reserves for whole life and guaranteed term life insurance and other contracts.
Liability for Future Policy Benefits
The LFPB includes reserves for life-contingent contract annuitizations, including structured settlements and terminal funding agreements and traditional life insurance contracts. Insurance contracts are grouped into cohorts based on issue year and contract type for purposes of recognizing the LFPB. For contracts acquired through an inforce reinsurance arrangement or business combination, multiple issue years prior to the acquisition date are generally aggregated for purposes of identifying a single, issue-year cohort as of the acquisition date.
The LFPB is calculated using standard actuarial methods, which consider the present value of future benefits and related expenses to be paid, less the present value of the portion of future premiums required. Such calculations are measured using updated cash flow and discount rate assumptions. The Company updates the LFPB at least quarterly for actual experience and future cash flow assumptions are evaluated at least annually. Cash flow assumptions include, among others, mortality and lapse rates, and are reviewed and updated, as needed, following the Company’s assumption review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. The effect on the LFPB attributable to updates for actual experience and updates in cash flow assumptions are both recorded as benefits and losses. However, actual experience (e.g., paid claims) is reported as benefits and losses while remeasurement of the LFPB for the effect of cash flow assumption updates is reported as a separate remeasurement gain or loss.
The LFPB is computed at amounts that, with additions from interest on such reserves compounded annually at assumed rates, are expected to be sufficient to meet the Company’s policy obligations as they become due or in the event of an insured’s death.
Cash flows are discounted using an upper-medium grade, fixed-income instrument yield (the equivalent of a low credit risk, Single A corporate bond rate). We establish the upper-medium grade yield for each cohort as of contract inception. For contracts issued evenly throughout a reporting period (or subsequent annuitizations for life-contingent payout annuities), a weighted-average discount rate is calculated on a quarterly basis. For contracts acquired through an inforce reinsurance arrangement or business combination, the contract inception date is identified as the acquisition date. In subsequent measurement periods, reserve accretion is calculated using the locked-in yield curve established at contract inception and is recorded as benefit expense through net income.
The LFPB is additionally remeasured each reporting period using current upper-medium grade yields, and the effect on the LFPB attributable to changes in the discount rate is recorded in OCI. When developing an upper-medium grade yield curve, the Company maximizes the use of observable data as of each valuation date to reflect the duration characteristics of the insurance liabilities.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Deferred Profit Liability
The DPL is recognized at contract inception of limited-payment contracts and represents the profit margin in premiums paid over a shorter duration than the claim payment period. The DPL accretes interest similar to the LFPB and is amortized in a constant relationship with expected future benefits payments for annuity contracts and insurance in force for life contracts. Amortization is recognized in benefits and losses within the consolidated statements of operations.
Consistent with the LFPB, the Company updates the DPL at least quarterly for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Cash flow assumptions may be updated more frequently, if necessary, based on trending experience and future expectations. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the DPL attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Additional Liabilities for Other Insurance Benefits
Additional liabilities for other insurance benefits primarily relate to ULSG benefits which provide additional protection against policy termination and may continue to provide a death benefit, even if there is insufficient policy value to cover the monthly deductions and charges. The reserve is determined by estimating the expected present value of the benefits in excess of the policyholder’s expected account value in proportion to the present value of total expected contract assessments and investment margin. Present values are determined using the contract rate, and interest accrues on the liability using the same rate. The reserve is reduced by the amount of cumulative excess payments but is never reduced below zero. Consistent with the LFPB, the reserve calculation is updated on a quarterly basis for actual experience, and future cash flow assumptions are reviewed and updated, as needed, following the Company’s assumptions review. Consistent with the LFPB, actual experience is reported as benefits and losses while the effect on the additional liabilities attributable to updates in cash flow assumptions is reported as a separate remeasurement gain or loss within benefits and losses in the consolidated statements of operations.
Refer to Note 10 - Reserve for Future Policy Benefits for additional information regarding the liability for future policy benefits and additional liabilities for other insurance benefits.
Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable primarily consists of policyholder account balances (“PAB”), URR, negative VOBA, and other balances. Refer to the Reinsurance and VOBA policy sections above for additional information on URR and negative VOBA. Other balances primarily include FIA host offsets, which are amounts used to offset the value of the MRB at contract inception and is further described in the MRB policy section below.
Policyholder Account Balances
PABs represent the fixed contract value that has accrued to the benefit of the policyholder as of the balance sheet date and are applicable for non-life contingent payout annuities and contracts with explicit account values, including VA, fixed annuities, COLI, and other investment or universal life-type contracts (“UL”). This liability is primarily measured as accumulated account deposits, plus interest credited, less policyholder withdrawals and other charges assessed against the account balance, as applicable. The liability recognized for non-life contingent payout annuities, including structured settlements, is measured as the present value of future payments using the effective yield at contract inception. Significant changes in experience or assumptions related to PABs for UL-type products may require the Company to establish premium deficiency reserves. Premium deficiency reserves, if any, are established based on current assumptions without considering a provision for adverse deviation. Changes in or deviations from the assumptions used can significantly affect the Company’s reserve levels and results from operations.
FIA contract balances appreciate based on a guaranteed minimum crediting rate or the performance of market indices and generally protect the contract owner against loss of principal. FIAs allow the policyholder to elect a fixed interest rate return or an equity market index and may include living withdrawal benefits or enhanced annuitization benefits.
For FIA contracts where an equity market index is elected, the account value attributable to equity performance, is not clearly and closely related to the host contract and is recognized as an embedded derivative. The host contract, identified as the non-variable guaranteed minimum contract value, is initially measured as the contract inception account value less a host contract adjustment equal to the initial fair value of the embedded derivative. The PAB liability reported on the consolidated balance sheets is equal to the sum of the fair value of the embedded derivative and the host contract.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
The fair value of the embedded derivative is measured as the present value of cash flows attributable to the indexed strategies and is derived using assumptions to estimate future account values. The embedded derivative cash flows are discounted using a rate that reflects our own credit rating. The host contract adjustment is subsequently accreted over the underlying policy’s expected life using a locked-in accretion rate determined at contract issuance.
Refer to Note 11 - Other Policyholder Funds and Benefits Payable and Note 5 - Fair Value Measurements for additional information.
Market Risk Benefits
The Company historically issued and assumes via reinsurance certain guarantees and product features on VA and FIA products which protect the contractholder from, and expose the Company to, other-than-nominal capital market risk. The Company recognizes these features as MRBs, which include guaranteed minimum death benefit (“GMDB”), guaranteed minimum withdrawal benefit (“GMWB”) and guaranteed minimum income benefit (“GMIB”) for VA products, as well as guaranteed lifetime withdrawal benefit (“GLWB”) and expected annuitization benefits for FIA products.
MRBs are measured at the individual contract level and multiple MRBs within a single contract are measured and recognized as a single, compound MRB. MRBs are carried at fair value and may be recognized as a liability or an asset and are reported separately as MRB liabilities or assets on the consolidated balance sheets as there is no legal right of offset between contracts.
The fair value of MRBs is measured as the present value of expected future benefits payments to contractholders, less the present value of expected fees attributable to the MRB, if applicable. The cash flows associated with MRBs are discounted utilizing a risk-free discount rate, plus an applicable credit spread for the instrument-specific credit risk (“ISCR”). To estimate the appropriate credit spread, the Company considers its own credit risk for directly written and assumed contracts and the reinsurer’s credit risk for reinsured MRBs. Changes in the fair value of MRBs are recorded as the change in MRBs in the consolidated statements of operations, excluding portions attributed to changes in the Company’s own credit risk, which are recorded in OCI. For reinsured MRBs, changes in the MRB attributable to changes in the reinsurer’s nonperformance risk are recognized as part of the change in MRBs in the consolidated statements of operations.
At contract inception, we assess the fees and assessments collectible from the policyholder and to the extent they are attributable to the MRB, identify them as attributed fees to be used in MRB measurement. MRBs are measured and recognized at contract inception using this attributed fee method, and for FIA contracts with a day 1 MRB liability, an equivalent contra-liability, referred to as a host offset, is recognized in other policyholder funds and benefits payable on the consolidated balance sheets.
Upon annuitization of the contract or the extinguishment of the account balance, the MRB, related annuity contract and unamortized deferred costs are derecognized, including amounts within AOCI, and a LFPB and DPL for the remaining payout annuity contract is established, as applicable.
Directly written and assumed MRBs are not reduced for those riders that are ceded under reinsurance agreements. Instead, reinsured MRBs (“ceded MRBs”) are measured at fair value and are separately recorded in reinsurance recoverables on the consolidated balance sheets.
Refer to Note 12 - Market Risk Benefits for additional information.
Revenue Recognition
For investment and UL contracts such as VA, fixed annuities, and COLI, amounts collected from policyholders are considered deposits and are not included in revenues. Policy charges and fee income are recognized in the period in which services are provided, and primarily consists of fees for policy administration, cost of insurance charges or surrender charges assessed against PABs. For traditional life products, premiums are recognized as revenue when due from policyholders.
Adoption of New Accounting Standards
Reference Rate Reform (Topic 848) (ASU 2020-04, ASU 2021-01, and ASU 2022-06)
ASU 2020-04 and ASU 2021-01 provided practical expedients as codified within Topic 848 which were intended to ease operational burdens related to modifications to certain contracts, hedges and derivatives compelled due to reference rate reform. Each ASU was effective at issuance, adopted by the Company in prior years, and did not have a material effect on our financial statements. ASU 2022-06 deferred the sunset of Topic 848 from December 31, 2022 to December 31, 2024, at which point the practical expedients within Topic 848 after adoption are no longer be available. As of January 1, 2024, all ASUs were adopted and it did not have a material effect on our financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
1. Basis of Presentation and Significant Accounting Policies (continued)
Fair Value Measurements of Equity Securities Subject to Contractual Sale Restrictions (ASU 2022-03)
ASU 2022-03 applies to both holders and issuers of equity and equity-linked securities measured at fair value and clarifies that a contractual sales restriction is not considered in measurement. The amendments are effective for the Company in fiscal years beginning after December 15, 2023, and interim periods within those fiscal years, with early adoption permitted. The Company adopted the provisions of ASU 2022-03 on January 1, 2024, and it did not have a material effect on our financial statements.
Segment Reporting - Improvements to Reportable Segment Disclosures (ASU 2023-07)
ASU 2023-07 requires additional disclosures regarding the Company’s CODM and significant segment expenses that are regularly provided to and used by the CODM in managing the business. The ASU also clarified the expanded disclosures will be applicable to entities with a single reportable segment. We adopted these updates effective January 1, 2024.
Refer to Note 2 - Segment Information for additional information.
Recently Issued Accounting Standards
Induced Conversions of Convertible Debt Instruments (ASU 2024-04)
ASU 2024-04 will clarify requirements for determining whether certain settlements of convertible debt instruments should be accounted for as an induced conversion or a debt extinguishment. The amendments are effective for the Company in fiscal years beginning after December 15, 2025 and interim periods within those fiscal years, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Statement – Expense Disaggregation Disclosures
ASU 2024-03 will require additional disclosures regarding specific expense categories. The amendments are effective for the Company in fiscal years beginning after December 15, 2026, and interim periods beginning after December 15, 2027, with early adoption permitted. The Company is currently evaluating the impact of this guidance on the financial statements.
Income Taxes - Improvements to Income Tax Disclosures (ASU 2023-09)
ASU 2023-09 will require additional disclosures with respect to taxes paid and the Company's effective tax rate reconciliation for federal, state, and foreign income taxes. The amendments are effective for the Company in fiscal years beginning after December 15, 2024, with early adoption permitted. The Company is currently evaluating the impact of this guidance on its 2025 financial statements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
2.Segment Information

The following presents revenues from premiums and policy charges and fee income, as well as deposits on PABs, recorded in benefits and losses on the consolidated statements of operations, by product:
	Year Ended December 31,
	2024	2023	2022
Deposits
Variable annuities	$2	$2	$447
Fixed annuities	—	—	1
Fixed indexed annuities	394	469	188
Payout annuities	212	243	233
Universal life and other	—	2	—
Total deposits	$608	$716	$869

Revenues
Variable annuities	$440	$459	$292
Fixed annuities	1	1	1
Fixed indexed annuities	21	17	60
Payout annuities	66	61	46
Universal life and other	185	196	209
Total revenues	$713	$734	$608

Total assets for the single reportable segment are included within the consolidated balance sheets. Revenues and long-lived assets are exclusively concentrated in the U.S.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3.Investments
Available-for-Sale Debt Securities
Major security types for AFS structured debt securities include the following:
•ABS: securities backed by leases, receivables, credit cards, and consumer loans (e.g., auto loans, education loans, and home equity loans).
•CLOs: securities collateralized by corporate bonds and bank loans, including those associated with commercial real estate.
•CMBS: commercial and other multi-family mortgage-backed and agency pass-through securities.
•RMBS: residential and other single-family mortgage-backed and agency pass-through securities, as well as collateralized mortgage obligations.

The following table presents the balances of AFS debt securities, by major security type:
	Amortized Cost	Allowance for Credit Losses	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$467	$—	$3	$(14)	$456
Collateralized loan obligations	1,537	—	15	(3)	1,549
Commercial mortgage-backed securities	982	(1)	5	(106)	880
Corporate bonds	9,626	(2)	1	(1,673)	7,952
Foreign government and agencies	510	—	2	(50)	462
Municipal bonds	683	—	—	(144)	539
Residential mortgage-backed securities	380	(1)	2	(46)	335
U.S. Treasury bonds	1,347	—	—	(415)	932
Total fixed maturities, available-for-sale	$15,532	$(4)	$28	$(2,451)	$13,105

Short-term investments, available-for-sale	$62	—	—	—	$62

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$376	$—	$3	$(16)	$363
Collateralized loan obligations	970	(2)	3	(5)	966
Commercial mortgage-backed securities	1,639	(7)	—	(186)	1,446
Corporate bonds	11,245	(7)	22	(1,715)	9,545
Foreign government and agencies	442	—	10	(48)	404
Municipal bonds	961	—	—	(158)	803
Residential mortgage-backed securities	508	—	—	(63)	445
U.S. Treasury bonds	1,194	—	—	(312)	882
Total fixed maturities, available-for-sale	$17,335	$(16)	$38	$(2,503)	$14,854

Short-term investments, available-for-sale	$28	—	—	—	$28

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following table presents the balances of AFS debt securities, by contractual maturity:
	As of December 31, 2024		As of December 31, 2023
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
One year or less	$398	$393	$392	$380
Over one year through five years	2,072	1,960	2,305	2,178
Over five years through ten years	2,372	2,098	3,351	2,960
Over ten years	7,386	5,496	7,822	6,144
Structured securities	3,366	3,220	3,493	3,220
Total	$15,594	$13,167	$17,363	$14,882

Estimated maturities may differ from contractual maturities due to call or prepayment provisions, due to the potential for variability in payment speeds (i.e., prepayments or extensions).

The following tables present the Company’s unrealized loss aging for AFS debt securities, by major security type and length of time that the securities were in a continuous unrealized loss position:
	Less Than 12 Months		12 Months or More		Total
	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses	Fair Value	Unrealized Losses
As of December 31, 2024
Fixed maturities, available-for-sale
Asset-backed securities	$64	$(3)	$177	$(11)	$241	$(14)
Collateralized loan obligations	203	(3)	—	—	203	(3)
Commercial mortgage-backed securities	55	(2)	709	(104)	764	(106)
Corporate bonds	497	(24)	6,916	(1,649)	7,413	(1,673)
Foreign government and agencies	185	(7)	190	(43)	375	(50)
Municipal bonds	2	—	533	(144)	535	(144)
Residential mortgage-backed securities	33	—	299	(46)	332	(46)
U.S. Treasury bonds	168	(3)	757	(412)	925	(415)
Total fixed maturities, available-for-sale	$1,207	$(42)	$9,581	$(2,409)	$10,788	$(2,451)

As of December 31, 2023
Fixed maturities, available-for-sale
Asset-backed securities	$75	$(2)	$181	$(14)	$256	$(16)
Collateralized loan obligations	238	(1)	296	(4)	534	(5)
Commercial mortgage-backed securities	43	(4)	1,373	(182)	1,416	(186)
Corporate bonds	376	(32)	8,299	(1,683)	8,675	(1,715)
Foreign government and agencies	1	—	290	(48)	291	(48)
Municipal bonds	8	(1)	794	(157)	802	(158)
Residential mortgage-backed securities	—	—	408	(63)	408	(63)
U.S. Treasury bonds	6	(4)	870	(308)	876	(312)
Total fixed maturities, available-for-sale	$747	$(44)	$12,511	$(2,459)	$13,258	$(2,503)

As of December 31, 2024, AFS debt securities in an unrealized loss position consisted of 3,242 positions due to increasing interest rates, partially offset by the narrowing of credit spreads since the purchase and/or application of pushdown accounting dates.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
The Company neither has an intention to sell nor does it expect to be required to sell the fixed maturities. The decision to record credit losses on AFS debt securities in the form of an ACL requires us to make qualitative and quantitative estimates of expected future cash flows. Actual cash flows could deviate significantly from our expectations, resulting in realized losses in future periods.
Sales
Proceeds from sales of AFS debt securities were $1,840, $1,304 and $5,897 for the years ended December 31, 2024, 2023 and 2022, respectively.
Allowance for Credit Losses
Developing the Company’s best estimate of expected future cash flows for ACL on AFS debt securities is a quantitative and qualitative process that incorporates information received from third-party sources, along with certain internal assumptions regarding the future performance. Cash flows are discounted at the effective yield that is used to record interest income. The Company's considerations include, but are not limited to: (a) changes in the financial condition of the issuer and/or the underlying collateral, (b) whether the issuer is current on contractually obligated interest and principal payments, (c) credit ratings, (d) payment structure of the security and (e) the extent to which the fair value has been less than the amortized cost of the security.
For non-structured securities, assumptions include, but are not limited to: economic and industry-specific trends and fundamentals, instrument-specific developments, including changes in credit ratings, industry earnings multiples and the issuer’s ability to restructure, access capital markets, and execute asset sales.
For structured securities, assumptions include, but are not limited to: various performance indicators such as historical and projected default and recovery rates, credit ratings, current and projected delinquency rates, loan-to-value ratios ("LTV"), average cumulative collateral loss rates that vary by vintage year, prepayment speeds, and property value declines. These assumptions require the use of significant management judgment and include the probability of issuer default and estimates regarding timing and amount of expected recoveries which may include estimating the underlying collateral value.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents a rollforward of the ACL for AFS debt securities, by major security type:
	Collateralized Loan Obligations	Commercial Mortgage-Backed Securities	Corporate Bonds	Residential Mortgage-Backed Securities	Total
Balance as of January 1, 2022	$—	$—	$—	$—	$—
Initial credit losses	—	—	1	—	1
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2022	$—	$—	$—	$—	$—

Initial credit losses	2	7	8	—	17
Reduction for sales	—	—	(1)	—	(1)
Balance as of December 31, 2023 [1]	2	7	7	—	16

Initial credit losses	—	4	1	1	6
Reduction for sales	—	(2)	—	—	(2)
Additional decreases	(2)	(8)	(6)	—	(16)
Balance as of December 31, 2024 [1]	$—	$1	$2	$1	$4
[1]As of December 31, 2024 and 2023, the Company held no purchased credit deteriorated (“PCD”) AFS debt securities.

Net Investment Income

Net investment income by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Fixed maturities	$645	$641	$604
Equity securities	4	11	10
Mortgage loans	72	80	74
Policy loans	99	90	82
Investment funds	75	116	168
Other investments	(30)	—	(10)
Short-term investments	70	54	16
Funds withheld liability	(392)	(381)	(136)
Investment expense	(28)	(21)	(30)
Total net investment income	$515	$590	$778

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Investment Related Losses, Net

Investment related losses, net, by asset class consists of the following:
	Year Ended December 31,
	2024	2023	2022
Available-for-sale debt securities
Gross gains on sales	7	1	2
Gross losses on sales	(199)	(194)	(532)
Net realized gain/loss on other disposals	(21)	(12)	—
Net realized investment related losses on available-for-sale debt securities	(213)	$(205)	$(530)

Provision for credit losses on fixed maturities, available-for-sale	9	(16)	(1)
Net recognized investment related gains (losses) on fair value option fixed maturities	17	(11)	(21)
Net realized investment related gains (losses) on equity securities	(1)	12	5
Net unrealized investment related gains (losses) on equity securities still held at the end of the period	18	(8)	(24)
Provision for credit losses on mortgage loans	6	(11)	(3)
Net recognized investment related gains on investment funds	30	41	16
Embedded derivatives [1]	(80)	(473)	916
Freestanding derivatives [1]	(449)	(926)	(297)
Modified coinsurance assets [2]	169	671	98
Fixed indexed annuities hedge program	23	22	(247)
Other, net	(22)	(25)	12
Investment related losses, net	$(493)	$(929)	$(76)
[1]Refer to the Non-Qualifying Derivatives section of Note 4 — Derivatives for additional information.
[2]Represents the remainder return on the modified coinsurance assets.

Accrued Interest Receivable

Accrued interest receivable, by asset class, recorded in other assets on the consolidated balance sheets, consists of the following:
	As of December 31,
	2024	2023
Available-for-sale debt securities	$160	$161
Mortgage loans	6	6

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Mortgage Loans

The following presents the Company’s mortgage loans, by geographic location:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
East North Central	$90	4.9%	$87	4.3%
East South Central	29	1.6%	34	1.7%
Middle Atlantic	180	9.7%	175	8.6%
Mountain	163	8.8%	176	8.6%
New England	69	3.7%	70	3.4%
Pacific	378	20.4%	462	22.6%
South Atlantic	572	30.9%	621	30.3%
West North Central	42	2.3%	40	1.9%
West South Central	192	10.4%	213	10.4%
Other [1]	136	7.3%	167	8.2%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%
[1]Primarily represents loans collateralized by multiple properties in various regions.

The following table presents the Company’s mortgage loans, by property type:
	As of December 31,
	2024		2023
	Amortized Cost	Percent of Total	Amortized Cost	Percent of Total
Industrial	$571	30.8%	$711	34.8%
Multifamily	518	28.0%	617	30.2%
Office	271	14.6%	340	16.6%
Retail	491	26.6%	377	18.4%
Total mortgage loans	$1,851	100.0%	$2,045	100.0%

Allowance for Credit Losses
Apart from an ACL recorded on individual mortgage loans where the borrower is experiencing financial difficulties, the Company records an ACL on the pool of mortgage loans based on lifetime expected credit losses. The Company utilizes a third-party forecasting model to estimate lifetime expected credit losses at a loan level under multiple economic scenarios. The scenarios use macroeconomic data provided by an internationally recognized economics firm that generates forecasts of varying economic factors such as GDP growth, unemployment and interest rates. The economic scenarios are projected over 10 years. The first two years to four years of the 10-year period assume a specific modeled economic scenario (including moderate upside, moderate recession and severe recession scenarios) and then revert to historical long-term assumptions over the remaining period. Using these economic scenarios, the forecasting model projects property-specific operating income and capitalization rates used to estimate the value of a future operating income stream. The operating income and the property valuations derived from capitalization rates are compared to loan payment and principal amounts to create debt service coverage ratios ("DSCRs") and LTVs over the forecasted period. The Company's process also considers qualitative factors. The model overlays historical data about mortgage loan performance based on DSCRs and LTVs and projects the probability of default, amount of loss given a default and resulting expected loss through maturity for each loan under each economic scenario. Economic scenarios are probability-weighted based on a statistical analysis of the forecasted economic factors and qualitative analysis. The Company records the change in the ACL on mortgage loans based on the weighted-average expected credit losses across the selected economic scenarios. When a borrower is experiencing financial difficulty, including when foreclosure is probable, the Company measures an ACL on individual mortgage loans. The ACL is established for any shortfall between the amortized cost of the loan and the fair value of the collateral, less costs to sell. Estimates of collectibility from an individual borrower require the use of significant management

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
judgment and include the probability and timing of borrower default and loss severity estimates. In addition, cash flow projections may change based upon new information about the borrower's ability to pay and/or the value of underlying collateral, such as changes in projected property value estimates.
As of December 31, 2024 and 2023, the Company did not have any mortgage loans for which an ACL was established on an individual basis.
As of December 31, 2024 and 2023, the Company held no PCD or held-for-sale mortgage loans.

The following table presents a rollforward of the ACL for mortgage loans:
	Year Ended December 31,
	2024	2023	2022
Beginning balance	$26	$15	$12
Provision for credit losses	(6)	11	3
Sales	(2)	—	—
Additional decreases	(2)		—
Ending balance	$16	$26	$15

The change in the allowance for the year ended December 31, 2024 and 2023 was primarily attributable to changes in market conditions and an update in assumptions. The increase in the allowance for the year ended December 31, 2022 was primarily attributable to the deteriorating economic conditions and the potential impact on real estate property valuations and, to a lesser extent, net additions of new loans.
Loan Modifications
The Company may modify the terms of a loan when the borrower is experiencing financial difficulties, as a means to optimize recovery of amounts due on the loan. Modifications may involve temporary relief, such as payment forbearance for a short period time or may involve more substantive modifications such as interest rate relief or maturity extensions. Changes to loan terms, pursuant to a modification agreement, are factored into the analysis of the loan’s expected credit losses, under the allowance model applicable to the loan.
For the year ended December 31, 2024, the Company granted modifications related to one commercial mortgage loan borrower experiencing financial difficulty. The borrower was granted a 3-year maturity extension with a continuation of the existing fixed interest rate, which was determined to be below-market.
The carrying value of the loan as of December 31, 2024 was approximately $35 (1.9%) of the total carrying value of the Company’s commercial mortgage loan portfolio. As of December 31, 2024 the loan was considered performing as it was current on contractual payments.
Credit Quality Indicators
The weighted-average LTV ratio at origination of the Company’s mortgage loans held as of December 31, 2024 was 30.2%. LTV ratios compare the loan amount to the value of the underlying property collateralizing the loan with property values based on appraisals performed at origination and updated as necessary. Factors considered in estimating property values include, among other things, actual and expected property cash flows, geographic market data and the ratio of the property's net operating income to its value. DSCR compares a property’s net operating income to the borrower’s principal and interest payments which are updated no less than annually through reviews of underlying properties.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following presents the LTV ratio and DSCR for mortgage loans, by origination year:
As of December 31, 2024
	2024	2023	2022	2021	2020	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$—	$54	$15	$—	$55	$124
65% to 80%	—	3	98	90	21	205	417
Less than 65%	13	34	264	158	37	804	1,310
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$5	$—	$209	$198	$52	$940	$1,404
1.15x to 1.50x	8	—	108	28	6	110	260
0.95x to 1.15x	—	34	27	15	—	13	89
Less than 0.95x	—	3	72	22	—	1	98
Total	$13	$37	$416	$263	$58	$1,064	$1,851

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	13.1%	—%	57.6%	58.5%	60.5%	50.1%	52.7%
1.15x to 1.50x	37.2%	—%	47.7%	62.4%	62.6%	72.6%	59.9%
0.95x to 1.15x	—%	43.5%	69.0%	88.0%	—%	68.3%	62.4%
Less than 0.95x	—%	70.9%	79.1%	51.4%	—%	—%	72.7%
Weighted average	27.4%	45.9%	59.5%	60.0%	60.7%	52.7%	55.2%

As of December 31, 2023
	2023	2022	2021	2020	2019	Prior	Total
Amortized cost for loan-to-values:
Greater than 80%	$—	$56	$16	$—	$—	$48	$120
65% to 80%	—	81	137	23	27	175	443
Less than 65%	19	235	198	49	165	816	1,482
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Amortized cost for debt service coverage ratios:
Greater than 1.50x	$—	$239	$301	$72	$171	$952	$1,735
1.15x to 1.50x	3	50	29	—	13	87	182
0.95x to 1.15x	16	19	16	—	8	—	59
Less than 0.95x	—	64	5	—	—	—	69
Total	$19	$372	$351	$72	$192	$1,039	$2,045

Average loan-to-value for debt service coverage ratios:
Greater than 1.50x	—%	54.3%	58.6%	55.9%	54.2%	49.4%	52.4%
1.15x to 1.50x	51.6%	38.6%	62.2%	—%	69.5%	61.5%	55.7%
0.95x to 1.15x	39.8%	77.5%	84.3%	—%	76.9%	—%	68.8%
Less than 0.95x	—%	77.1%	50.3%	—%	—%	—%	75.2%
Weighted average	42.7%	57.4%	59.7%	55.9%	56.3%	50.4%	54.0%
Past-Due Mortgage Loans
Mortgage loans are considered past due if a payment of principal or interest is not received according to the contractual terms of the loan agreement, which typically includes a grace period. As of December 31, 2024 and 2023, the Company held no mortgage loans considered past due.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)
Repurchase Agreements and Other Collateral Transactions
The Company enters into securities financing transactions as a way to earn additional income or manage liquidity, primarily through repurchase agreements.
Repurchase Agreements
From time to time, the Company enters into repurchase agreements to manage liquidity or to earn incremental income. A repurchase agreement is a transaction in which one party (transferor) agrees to sell securities to another party (transferee) in return for cash (or securities), with a simultaneous agreement to repurchase the same securities at a specified price at a later date. The maturity of these transactions is generally ninety days or less. Repurchase agreements include master netting provisions that provide both parties the right to offset claims and apply securities held by them with respect to their obligations in the event of a default. Although the Company has the contractual right to offset claims, the Company's current positions do not meet the specific conditions for net presentation.
Under repurchase agreements, the Company transfers collateral of U.S. government and government agency securities and receives cash. For repurchase agreements, the Company obtains cash in an amount equal to at least 95% of the fair value of the securities transferred. The agreements require additional collateral to be transferred under specified conditions and provide the counterparty the right to sell or re-pledge the securities transferred. The cash received from the repurchase program is typically invested in short-term investments or fixed maturities and is reported as an asset on the Company's consolidated balance sheets. The Company accounts for the repurchase agreements as collateralized borrowings. The securities transferred under repurchase agreements are included in fixed maturities, AFS with the obligation to repurchase those securities recorded in other liabilities on the Company's consolidated balance sheets.

As noted above, the Company’s current positions do not permit net presentation, however, the following presents the potential effect of rights of setoff associated with repurchase agreements:
	As of December 31,
	2024	2023
Gross amounts recognized	$(354)	$(421)

Gross amounts not offset:
Financial instruments [1]	391	439
Net amount	$37	$18
[1]Included within fixed maturities and short-term investments on the Company's consolidated balance sheets.

Refer to Note 4 - Derivatives the potential effect of rights of set-off associated with recognized derivative assets and liabilities.
Other Collateral Transactions
The Company is required by law to deposit securities with government agencies in certain states in which it conducts business. As of December 31, 2024 and 2023, the fair value of securities on deposit was $12 and $22, respectively.
For disclosure of collateral in support of derivative transactions, refer to the Derivative Collateral Arrangements section of Note 4 - Derivatives.
Variable Interest Entities
As of December 31, 2024 and 2023, the Company did not hold any investment in a VIE for which it was the primary beneficiary. The Company’s risk of loss associated with non-consolidated investments depends on the investment. Investment funds are limited to the Company’s share of the investee’s net assets plus unfunded commitments. Fixed maturities are limited to amortized cost and unfunded commitments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
3. Investments (continued)

The following summarizes the carrying value and maximum loss exposure of these non-consolidated investments:
	As of December 31,
	2024		2023
(in billions)	Carrying Value	Maximum Exposure to Loss	Carrying Value	Maximum Exposure to Loss
Investment funds	$1.3	$1.8	$1.4	$2.0
Fixed maturities	3.7	4.0	4.1	4.5
Total non-consolidated investments	$5.0	$5.8	$5.5	$6.5

Equity Method Investments
For the year ended December 31, 2024, aggregate net investment income from investment funds exceeded 10% of the Company’s pre-tax net income.

Accordingly, the Company is disclosing summarized financial data in the following table which reflects the latest available financial information:
	As of December 31,
(in billions)	2024	2023
Total assets	$136.3	$176.4
Total liabilities	12.8	29.4
Net income	10.8	12.7

The above aggregated summarized financial data does not represent the Company’s proportionate share of the investment's assets or earnings.
Concentration of Credit Risk
The Company aims to maintain a diversified investment portfolio including issuer, sector and geographic stratification, where applicable, and has established certain exposure limits, diversification standards and review procedures to mitigate credit risk.

The following table discloses the Company’s investment exposure to any credit concentration risk of a single issuer greater than 10% of the Company's stockholder's equity, other than the U.S. government and certain U.S. government agencies:

Issuer	Market Value
PIMCO PRIVATE INCOME FUND ONSHORE FEEDER LLC	$168
AG ABC STRUCTURED NOTE LP (EQUITY)	146
SIXTH STREET LENDING PARTNERS	133
MCF CLO VI LLC	132
WELLS FARGO & COMPANY	128
PIMCO COMMERCIAL REAL ESTATE DEBT FUND II RATED NOTE VEHICLE I L	125
BANK OF AMERICA CORPORATION	120
ORACLE CORPORATION	96
UPFRONT VENTURES	91
MORGAN STANLEY	91
JPMORGAN CHASE & CO.	89
THE GOLDMAN SACHS GROUP, INC.	86
AMGEN INC.	85
MITSUBISHI UFJ FINANCIAL GROUP, INC.	82
THE BOEING COMPANY	82
MIZUHO FINANCIAL GROUP, INC.	79
FEDERAL HOME LOAN MORTGAGE CORPORATION	74

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4.Derivatives
The Company utilizes a variety of OTC, OTC-cleared and exchange traded derivative instruments as a part of its overall risk management strategy, as well as to enter into replication transactions. Derivative instruments are used to manage risk associated with interest rate, equity market, credit spread, issuer default and currency exchange rate exposures or movements. Replication transactions are used as an economical means to synthetically replicate the characteristics and performance of assets that are permissible investments under the Company’s investment policies.
Derivatives Designated and Qualifying as Hedging Instruments
Some of the Company's derivatives satisfy hedge accounting requirements, as outlined in Note 1 - Basis of Presentation and Significant Accounting Policies. Typically, these hedging instruments include interest rate swaps and, to a lesser extent, foreign currency swaps where the terms or expected cash flows of the hedged item closely match the terms of the swap. The interest rate swaps are typically used to manage interest rate duration of certain fixed maturity securities or liability contracts.
The hedge strategies by hedge accounting designation include:
Cash Flow Hedges
Interest rate swaps are predominantly used to manage portfolio duration and better match cash receipts from assets with cash disbursements required to fund liabilities. These derivatives primarily convert interest receipts on floating-rate fixed maturity securities to fixed rates.
Derivatives Not Designated as Hedging Instruments
Derivative relationships that do not qualify for hedge accounting (“non-qualifying strategies”) primarily include the hedge program for the Company's VA products, as well as the hedging and replication strategies that utilize credit default swaps. In addition, hedges of interest rate, foreign currency and equity risk of certain fixed maturities, equities and liabilities that either do not qualify or we have elected to forego hedge accounting.
The non-qualifying strategies include:
Interest Rate Swaps, Swaptions and Futures
The Company uses interest rate swaps, swaptions and futures to manage interest rate duration between assets and liabilities in certain investment portfolios. In addition, the Company enters into interest rate swaps to terminate existing swaps, thereby offsetting the changes in value of the original swap. As of December 31, 2024 and 2023, there were no interest rate swaps in offsetting relationships.
Foreign Currency Swaps and Forwards
The Company enters into foreign currency swaps to convert the foreign currency exposures of certain foreign currency-denominated fixed maturity investments to U.S. dollars. The Company also enters into foreign currency forwards to hedge non-U.S. dollar denominated cash.
Credit Contracts
Credit default swaps are used to purchase credit protection on an individual entity or referenced index to economically hedge against default risk and credit-related changes in the value of fixed maturity securities. Credit default swaps are also used to assume credit risk related to an individual entity or referenced index as a part of replication transactions. These contracts require the Company to pay or receive a periodic fee in exchange for compensation from the counterparty or the Company should the referenced security issuers experience a credit event, as defined in the contract. In addition, the Company enters into credit default swaps to terminate existing credit default swaps, thereby offsetting the changes in value of the original swap going forward.
Macro Hedge Program
The Company utilizes interest rate swaps, equity swaps, total return swaps, options, forwards, and futures to provide protection against the statutory tail scenario risk to the Company's statutory surplus arising from higher GMWB and GMDB claims, as well as lower VA fee revenue.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Product Embedded Derivatives
The Company has assumed through reinsurance certain FIA products with index-based crediting that constitutes an embedded derivative. The cedant hedges this risk and provides the benefits of this hedging as part of the reinsurance settlements.
The Company formerly offered, and subsequently fully reinsured, certain UL products with index-linked features that also constitute an embedded derivative.
Ceded Modified Coinsurance Reinsurance Contracts
As of December 31, 2024 and 2023, the Company had approximately $779 and $877, respectively, of invested assets supporting other policyholder funds and benefits payable reinsured under a modified coinsurance arrangement in connection with the sale of the Individual Life business, which was structured as a reinsurance transaction. As a result of this modified coinsurance arrangement, the Company has recorded an embedded derivative within the funds withheld liability on the consolidated balance sheets for the changes in fair value of investments held in trust which are subject to interest rate and credit risk.
Derivative Balance Sheet Classification
The following tables in this section exclude the following:
•Derivatives in the Company’s separate accounts, where the associated gains and losses accrue directly to policyholders are not included in the table below.
•Investments that contain an embedded credit derivative for which the Company has elected the FVO.

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage:
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2024
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(32)	$—	$32

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	247	—	(247)
Fixed indexed annuities [2] [3]	—	(160)	480	640
Other [2] [3]	—	(5)	(9)	(4)
Total embedded derivatives	—	82	471	389

Freestanding derivatives [1]
Variable annuities macro hedge program	15,599	(29)	79	108
Foreign currency swaps and forwards	69	10	10	—
Interest rate swaps, swaptions, and futures	1,087	(254)	—	254
Total freestanding derivatives	16,755	(273)	89	362

Total not designated as hedges	16,755	(191)	560	751

Total derivatives	$17,005	$(223)	$560	$783

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)

The table below provides a summary of the gross notional amount and fair value of derivative contracts by the primary underlying risks they are utilized to manage: (continued)
	Notional Amount [4]	Fair Value
		Net	Assets	Liabilities
As of December 31, 2023
Designated and qualifying as hedges
Cash flow hedges
Interest rate swaps	$250	$(29)	$—	$29

Not designated as hedges
Embedded derivatives
Funds withheld on modified coinsurance [2] [3]	—	302	—	(302)
Fixed indexed annuities [2] [3]	—	(135)	406	541
Other [2] [3]	—	—	(5)	(5)
Total embedded derivatives	—	167	401	234

Freestanding derivatives [1]
Variable annuities macro hedge program	10,340	5	151	146
Foreign currency swaps and forwards	202	12	12	—
Interest rate swaps, swaptions, and futures	1,087	(188)	—	188
Credit derivatives	500	10	10	—
Total freestanding derivatives	12,129	(161)	173	334

Total not designated as hedges	12,129	6	574	568

Total derivatives	$12,379	$(23)	$574	$597
[1]Represents the gross fair value of freestanding derivatives, excluding collateral, deferred premiums on pay-at-end options, and accrued income.
[2]For certain assumed and ceded reinsurance agreements the notional value is not indicative of the volume of activity. Refer to Note 5 - Fair Value Measurements and Note 6 - Reinsurance for additional information regarding the activity which generated the value of the embedded derivatives.
[3]These derivatives are not held for risk management purposes. Assets are recorded in reinsurance recoverables and liabilities in other policyholder funds and benefits payable and funds withheld liability.
[4]The notional amount of derivative contracts represents the basis upon which pay or receive amounts are calculated and is presented in the table to quantify the volume of the Company’s derivative activity. Notional amounts are not necessarily reflective of credit risk.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Offsetting of Derivative Assets / Liabilities

The following presents the effect or potential effect of rights of set-off associated with recognized derivative assets and liabilities:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Gross amounts recognized [1]	$279	$(405)	$202	$(386)
Gross amounts offset [2]	(45)	371	(167)	329
Net amount presented [3]	234	(34)	35	(57)

Gross amounts not offset:
Cash collateral pledged (received) [2]	—	—	(30)	30
Net amount	234	(34)	5	(27)

Off-balance sheet securities collateral pledged (received) [4]	—	34	(1)	58
Net amount	$234	$—	$4	$31
[1]Represents the fair value of freestanding derivatives inclusive of accrued income and deferred premiums on pay-at-end options, but excluding collateral.
[2]Excludes the initial margin associated with exchange-traded derivative instruments included in other investments.
[3]Derivative assets and liabilities, including deferred premiums on options, cash collateral, and accrued interest, are presented on the Company's consolidated balance sheets in other investments and other liabilities, respectively.
[4]Non-cash collateral pledged (received) represents the variation margin on exchange-traded derivatives and excludes initial margin on exchange-traded derivatives. Non-cash collateral pledged is included within fixed maturities, AFS on the consolidated balance sheets. Non-cash collateral received is not recognized on our consolidated balance sheets unless the obligor (transferor) has defaulted under the terms of the secured contract and is no longer entitled to the pledged asset.

The following presents the amounts related to collateral pledged (received) in conjunction with derivative contracts:
	As of December 31,
	2024		2023
	Derivative Assets	Derivative Liabilities	Derivative Assets	Derivative Liabilities
Cash collateral [1]	$(61)	$356	$(89)	$265
Initial margin on exchange-traded derivatives [2]
Cash collateral	—	35	—	42
Securities collateral	—	135	—	130
[1]Represents variation margin on exchange-traded derivatives which are included within the offsetting of derivatives table above.
[2]Excluded from the offsetting of derivatives table above.

Refer to Note 3 — Investments for the effect of rights of set-off associated with repurchase agreements.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Cash Flow Hedges
For derivative instruments that are designated and qualify as cash flow hedges, the gain or loss on the derivative is reported as a component of OCI and reclassified into earnings in the same period or periods during which the hedged transaction affects earnings. All components of each derivative’s gain or loss were included in the assessment of hedge effectiveness.
As of December 31, 2024, there were no before tax deferred net losses on derivative instruments expected to be reclassified from AOCI to earnings over the next twelve months. This expectation is based on the anticipated interest payments on hedged investments in fixed maturity securities that will occur over the next twelve months, at which time the Company will recognize the deferred net gains (losses) as an adjustment to net investment income over the term of the investment cash flows.
For all periods presented, the Company had no net reclassifications from AOCI to earnings resulting from the discontinuance of cash-flow hedges due to forecasted transactions that were no longer probable of occurring.
Refer to Note 17 — Equity for details regarding amounts recorded in and reclassified from AOCI for cash flow hedges.
Non-Qualifying Derivatives
For non-qualifying derivatives, including embedded derivatives that are required to be bifurcated from their host contracts, the gain or loss on the derivative is recognized within investment related losses, net.

The following is a summary of investment related losses, net related to derivatives not designated as hedges:
	Year Ended December 31,
	2024	2023	2022
Embedded derivatives
Modified coinsurance [1]	$(55)	$(424)	$711
Fixed indexed annuities	(25)	(54)	200
Other	—	5	5
Total embedded derivatives	(80)	(473)	916

Freestanding derivatives
Variable annuities macro hedge program	(388)	(897)	(1)
Foreign currency swaps and forwards	4	(1)	7
Interest rate swaps, swaptions, and futures	(71)	(40)	(306)
Credit derivatives	6	12	3
Total freestanding derivatives	(449)	(926)	(297)

Total	$(529)	$(1,399)	$619
[1]Excludes the remainder return on the modified coinsurance assets. Refer to Note 3 — Investments for additional details.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
4. Derivatives (continued)
Credit Risk Assumed through Credit Derivatives
The Company enters into credit default swaps that assume credit risk of a single entity or referenced index in order to synthetically replicate investment transactions that are permissible under the Company's investment policies. The Company will receive periodic payments based on an agreed upon rate and notional amount and will only make a payment if there is a credit event. A credit event payment will typically be equal to the notional value of the swap contract less the value of the referenced security issuer’s debt obligation after the occurrence of the credit event. A credit event is generally defined as a default on contractually obligated interest or principal payments or bankruptcy of the referenced entity. The credit default swaps in which the Company assumes credit risk primarily reference investment grade single corporate issuers and baskets, which include standard diversified portfolios of corporate and CMBS issuers. The diversified portfolios of corporate issuers are established within sector concentration limits and may be divided into tranches that possess different credit ratings. As of December 31, 2024, the Company was not entered in any credit default swaps contracts.

The following presents details of the Company’s investment grade risk exposure assumed through basket credit default swaps [1] as of December 31, 2023:
Notional Amount [3]	Fair Value	Weighted Average Years to Maturity	Underlying Referenced Credit Obligation [2]		Offsetting Notional Amount	Offsetting Fair Value
			Type	Average Credit Rating
$500	$10	5 years	Corporate Credit	BBB+	$—	$—
[1]Comprised of swaps of standard market indices of diversified portfolios of corporate and CMBS issuers referenced through credit default swaps. These swaps are subsequently valued based upon the observable standard market index.
[2]The average credit ratings are based on availability and are generally the midpoint of the available ratings among Moody’s, S&P, and Fitch. If no rating is available from a rating agency, then an internally developed rating is used.
[3]Notional amount is equal to the maximum potential future loss amount. These derivatives are governed by agreements and applicable law which include collateral posting requirements. There is no additional specific collateral related to these contracts or recourse provisions included in the contracts to offset losses.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5.Fair Value Measurements
The Company carries certain financial assets and liabilities at estimated fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in the principal or most advantageous market in an orderly transaction between market participants. Our fair value framework includes a hierarchy that gives the highest priority to the use of quoted prices in active markets, followed by the use of market observable inputs, followed by the use of unobservable inputs. The fair value hierarchy levels are as follows:
•Level 1 — Fair values based primarily on unadjusted quoted prices for identical assets or liabilities, in active markets that the Company has the ability to access at the measurement date.
•Level 2 — Fair values primarily based on observable inputs, other than quoted prices included in Level 1, or based on prices for similar assets and liabilities.
•Level 3    — Fair values derived when one or more of the significant inputs are unobservable (including assumptions about risk). With little or no observable market, the determination of fair value uses considerable judgment and represents the Company’s best estimate of an amount that could be realized in a market exchange for the asset or liability. Also included are securities that are traded within illiquid markets and/or priced by independent brokers.
•Net Asset Value (“NAV”) — Other invested assets within separate accounts are typically measured using NAV as a practical expedient in determining fair value and are not classified in the fair value hierarchy. The carrying value reflects the pro rata ownership percentage as indicated by NAV in the investment’s financial statements, which may be adjusted if it is determined NAV is not calculated consistent with investment company fair value principles. The underlying investments may have significant unobservable inputs, which may include but are not limited to, comparable multiples and weighted average cost of capital rates applied in valuation models or a discounted cash flow model.
The Company will classify the financial asset or liability by level based upon the lowest level input that is significant to the determination of the fair value. In most cases, both observable inputs (e.g., changes in interest rates) and unobservable inputs (e.g., changes in risk assumptions) are used to determine the fair value of assets and liabilities that the Company has classified within Level 3.

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis:
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
As of December 31, 2024
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$456	$—	$—	$366	$90
Collateralized loan obligations	1,549	—	—	1,544	5
Commercial mortgage-backed securities	880	—	—	821	59
Corporate bonds	7,952	—	—	6,881	1,071
Foreign government and agencies	462	—	—	410	52
Municipal bonds	539	—	—	538	1
Residential mortgage-backed securities	335	—	—	335	—
U.S. Treasury bonds	932	—	—	932	—
Total fixed maturities, available-for-sale	13,105	—	—	11,827	1,278

Fair value option fixed maturities	326	—	—	—	326
Equity securities	134	—	9	101	24
Investment funds	270	—	—	—	270
Freestanding derivatives [1]	234	145	5	(1)	85

Short-term investments
Loans issued by related parties	540	—	—	—	540
Other	797	—	678	57	62
Total short-term investments	1,337	—	678	57	602

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3

Reinsurance recoverables
Fixed indexed annuities hedge program	176	—	—	—	176
Fixed indexed annuities embedded derivative	480	—	—	—	480
Ceded other embedded derivatives	(9)	—	—	—	(9)
Ceded market risk benefits	405	—	—	—	405
Total reinsurance recoverables	1,052	—	—	—	1,052

Market risk benefits	742	—	—	—	742
Separate account assets	91,480	197	56,643	34,639	1
Total assets	$108,680	$342	$57,335	$46,623	$4,380

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$640	$—	$—	$—	640
Other embedded derivatives	(4)	—	—	—	(4)
Total other policyholder funds and benefits payable	636	—	—	—	636

Market risk benefits	874	—	—	—	874

Funds withheld liability
Modified coinsurance embedded derivative	(131)	—	—	—	(131)
Related party modified coinsurance embedded derivative	(116)	—	—	—	(116)
Fixed indexed annuities hedge program retrocession	132	—	—	—	132
Total funds withheld liability	(115)	—	—	—	(115)

Freestanding derivatives [1]	34	(360)	—	298	96

Total liabilities	$1,429	$(360)	$—	$298	$1,491

As of December 31, 2023
Assets
Fixed maturities, available-for-sale
Asset-backed securities	$363	$—	$—	$313	$50
Collateralized loan obligations	966	—	—	847	119
Commercial mortgage-backed securities	1,446	—	—	1,440	6
Corporate bonds	9,545	—	—	8,054	1,491
Foreign government and agencies	404	—	—	404	—
Municipal bonds	803	—	—	803	—
Residential mortgage-backed securities	445	—	—	412	33
U.S. Treasury bonds	882	—	—	882	—
Total fixed maturities, available-for-sale	14,854	—	—	13,155	1,699

Fair value option fixed maturities	252	—	—	27	225
Equity securities	182	—	9	150	23
Investment funds	238	—	—	—	238

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the hierarchy for our assets and liabilities measured at fair value on a recurring basis: (continued)
	Total	NAV / Netting [2]	Level 1	Level 2	Level 3
Freestanding derivatives [1]	35	(138)	11	22	140

Short-term investments
Loans issued by related parties	440	—	—	—	440
Other	741	—	661	52	28
Total short-term investments	1,181	—	661	52	468

Reinsurance recoverables
Fixed indexed annuities hedge program	193	—	—	—	193
Fixed indexed annuities embedded derivative	406	—	—	—	406
Ceded other embedded derivatives	(5)	—	—	—	(5)
Ceded market risk benefits	648	—	—	—	648
Total reinsurance recoverables	1,242	—	—	—	1,242

Market risk benefits	578	—	—	—	578
Separate account assets	89,514	200	54,877	34,389	48
Total assets	$108,076	$62	$55,558	$47,795	$4,661

Liabilities
Other policyholder funds and benefits payable
Fixed indexed annuities embedded derivatives	$541	$—	$—	$—	$541
Other embedded derivatives	(5)	—	—	—	(5)
Total other policyholder funds and benefits payable	536	—	—	—	536

Market risk benefits	1,074	—	—	—	1,074

Funds withheld liability
Modified coinsurance embedded derivative	(110)	—	—	(110)	—
Related party modified coinsurance embedded derivative	(192)	—	—	(192)	—
Fixed indexed annuities hedge program retrocession	145	—	—	—	145
Total funds withheld liability	(157)	—	—	(302)	145

Freestanding derivatives [1]	57	(306)	11	284	68

Total liabilities	$1,510	$(306)	$11	$(18)	$1,823
[1]Amounts in the Level 1, 2, and 3 columns represent the gross fair value of freestanding derivatives, excluding collateral and accrued income.
[2]“Netting” represents the fair value of freestanding derivatives as well as cash collateral and accrued income offset under master netting agreements. Refer to Note 4 — Derivatives for additional information regarding offsetting of derivatives.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Valuation Techniques
The Company generally determines fair values using valuation techniques that use prices, rates, and other relevant information evident from market transactions involving identical or similar instruments. Valuation techniques also include, where appropriate, estimates of future cash flows that are converted into a single discounted amount using current market expectations. The Company uses a "waterfall" approach comprised of the following pricing sources and techniques, which are listed in priority order:
•Quoted prices, unadjusted, for identical assets or liabilities in active markets, which are classified as Level 1.
•Prices from third-party pricing services, which primarily utilize a combination of techniques. These services utilize recently reported trades of identical, similar, or benchmark securities making adjustments for market observable inputs available through the reporting date. If there are no recently reported trades, they may use a discounted cash flow technique to develop a price using expected cash flows based upon the anticipated future performance of the underlying collateral discounted at an estimated market rate. Both techniques develop prices that consider the time value of future cash flows and provide a margin for risk, including liquidity and credit risk. Most prices provided by third-party pricing services are classified as Level 2 because the inputs used in pricing the securities are observable. However, some securities that are less liquid or trade less actively are classified as Level 3. Additionally, certain long-dated securities, such as municipal securities and bank loans, include benchmark interest rate or credit spread assumptions that are not observable in the marketplace and are thus classified as Level 3.
•Internal matrix pricing is a valuation process internally developed for private placement securities for which the Company is unable to obtain a price from a third-party pricing service. Internal pricing matrices determine credit spreads that, when combined with risk-free rates, are applied to contractual cash flows to develop a price. The Company develops credit spreads using market-based data for public securities adjusted for credit spread differentials between public and private securities, which are obtained from a survey of multiple private placement brokers. The market-based reference credit spread considers the issuer’s sector, financial strength, and term to maturity, using an independent public security index, while the credit spread differential considers the non-public nature of the security. Securities priced using internal matrix pricing are classified as Level 2 because the significant inputs are observable or can be corroborated with observable data.
•Independent broker quotes, which are typically non-binding use inputs that can be difficult to corroborate with observable market-based data. Brokers may use present value techniques using assumptions specific to the security types, or they may use recent transactions of similar securities. Due to the lack of transparency in the process that brokers use to develop prices, valuations that are based on independent broker quotes are classified as Level 3.
Modified coinsurance embedded derivatives represent the right to receive or obligation to pay the total return on the assets supporting the funds withheld liability, and are analogous to a total return swap with a floating rate leg. The fair value of the embedded derivatives on ceded modified coinsurance agreements are classified as Level 3 and measured as the unrealized gain (loss) on the underlying assets which are valued in the same manner as our other investments.
The fair value of freestanding derivatives is determined primarily using a discounted cash flow model or option model technique and incorporates counterparty credit risk. In some cases, quoted market prices for exchange-traded and OTC-cleared derivatives may be used and in other cases independent broker quotes may be used. The pricing valuation models primarily use inputs that are observable in the market or can be corroborated by observable market data. The valuation of certain derivatives may include significant inputs that are unobservable, such as volatility levels, and reflect the Company’s view of what other market participants would use when pricing such instruments.
Fair values for FIA embedded derivatives are classified as Level 3 in the fair value hierarchy and are calculated using internally developed models that utilize significant unobservable inputs because active, observable markets do not exist for these items.
Valuation Inputs
Quoted prices for identical assets in active markets are considered Level 1 and consist of on-the-run U.S. Treasuries, money market funds, exchange-traded equity securities, open-ended mutual funds, certain short-term investments, and exchange traded futures and option contracts.
Primary observable and unobservable inputs for Level 2 and Level 3 fair value measurements are described below.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Fixed Maturities
Structured Securities
Primary observable inputs include: benchmark yields and spreads; monthly payment information; collateral performance, which varies by vintage year and includes delinquency rates, loss severity rates and refinancing assumptions; and credit default swap indices. Primary observable inputs specific to ABS, CLOs, and RMBS include: estimates of future principal prepayments, derived from the characteristics of the underlying structure; and prepayment speeds previously experienced at the interest rate levels projected for the collateral.
Primary unobservable inputs include: independent broker quotes; and credit spreads and interest rates beyond the observable curves. Primary unobservable inputs specific to less liquid securities or those that trade less actively, including subprime RMBS include: estimated cash flows; credit spreads, which include illiquidity premium; constant prepayment rates; constant default rates; and loss severity.
Corporate Bonds
Includes private placement securities for which the Company has elected the fair value option.
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, offers of the same or similar securities; issuer spreads; and credit default swap curves. Primary observable specific to investment grade privately placed securities that utilize internal matrix pricing include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Primary unobservable inputs include: independent broker quotes; credit spreads beyond the observable curve; and interest rates beyond the observable curve. Primary unobservable inputs specific to below investment grade privately placed securities and private bank loans include credit spreads for public securities of similar quality, maturity, and sector, adjusted for non-public nature.
Foreign Government and Agencies, Municipal Bonds, and U.S. Treasury Bonds
Primary observable inputs include: benchmark yields and spreads; issuer credit default swap curves; political events in emerging market economies; Municipal Securities Rulemaking Board reported trades and material event notices; and issuer financial statements.
Primary unobservable inputs include credit spreads and interest rates beyond the observable curves.
Equity Securities
Primary observable inputs include quoted prices in markets that are not active.
Primary unobservable inputs include internal discounted cash flow models utilizing earnings multiples or other cash flow assumptions.
Investment Funds
Relates to certain investment funds for which the Company has elected the fair value option.
Primary observable inputs include: yield, duration, and spread duration for public securities of similar quality, maturity, and sector, adjusted for the non-public nature.
Primary unobservable inputs include: material non-public financial information and estimation of future distributable earnings.
Freestanding Derivatives
Credit Derivatives
Primary observable inputs include: swap yield curves; and credit default swap curves.
There are no primary unobservable inputs.
Foreign Currency Derivatives
Primary observable inputs include: the swap yield curve; currency spot and forward rates; and cross currency basis curves.
There are no primary unobservable inputs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Interest Rate Swaps
Primary observable inputs include independent broker quotes and the swap yield curve.
Primary unobservable inputs include the swap yield curve beyond 50 years.
Equity Options, Forwards and Swaptions
Primary observable inputs include underlying asset price and interest rates.
Primary unobservable inputs include strike price, duration, and volatility.
Futures
Primary observable inputs include unadjusted quoted prices in active markets.
There are no primary unobservable inputs.
Short-Term Investments
Primary observable inputs include: benchmark yields and spreads; reported trades, bids, and offers; issuer spreads and credit default swap curves; and material event notices and new issue money market rates.
Primary unobservable inputs include independent broker quotes.
Fixed Indexed Annuities Embedded Derivatives
Primary observable inputs include: risk-free rates as represented U.S. Treasury par yield curve rates and market corporate bond spreads to derive forward curve rates; correlations of 10 years of observed historical returns across underlying well-known market indices; correlations of historical index returns compared to separate account fund returns; and equity index levels.
Primary unobservable inputs include: market implied equity volatility assumptions; credit standing adjustment assumptions; option budgets; and assumptions about policyholder behavior, such as withdrawal utilization, withdrawal rates, lapse rates, and reset elections.
The fair value for the FIA embedded derivatives are calculated as an aggregation of the following components: Best Estimate Benefits; Credit Standing Adjustment; and Margins. The Company believes the aggregation of these components results in an amount that a market participant in an active liquid market would require, if such a market existed. Each component described in the following discussion is unobservable in the marketplace and requires subjectivity by the Company in determining its value.
Best Estimate Benefits
The Best Estimate Benefits are calculated based on actuarial and capital market assumptions related to projected cash flows, including the present value of benefits and related contract charges, over the lives of the contracts, incorporating unobservable inputs including expectations concerning policyholder behavior.
Credit Standing Adjustment
The credit standing adjustment is an estimate of the adjustment to the fair value that market participants would require in determining fair value to reflect the risk will not be fulfilled. The Company incorporates a blend of estimates of peer company and reinsurer bond spreads and credit default spreads from capital markets.
Margins
The behavior risk margin adds a margin that market participants would require, in determining fair value, for the risk that the Company’s assumptions about policyholder behavior could differ from actual experience. The behavior risk margin is calculated by taking the difference between adverse policyholder behavior assumptions and best estimate assumptions.
Separate Account Assets
Separate account assets include fixed maturities, equity securities (largely consisted of mutual funds), mortgage loans, short-term investments, and other invested assets (largely consisted of investment funds and freestanding derivatives) that are valued in the same manner, and using the same pricing sources and inputs, as those investments held by the Company.
For other invested assets in which fair value represents a share of the NAV, 1% and 34% were subject to significant liquidation restrictions as of December 31, 2024 and 2023, respectively. As of December 31, 2024 and 2023, there were no investment funds that did not allow any form of redemption.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Separate account assets classified as Level 3 primarily include long-dated bank loans, subprime RMBS and commercial mortgage loans.

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives:
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2024
Asset-backed securities
$45	Discounted cash flows	Spread	550bps to 575bps	562bps	Decrease

Commercial mortgage-backed securities:
$59	Discounted cash flows	Spread [4]	677bps to 677bps	677bps	Decrease

Corporate bonds:
$1,057	Discounted cash flows	Spread	46bps to 502bps	162bps	Decrease

Short-term investments:
$62	Discounted cash flows	Spread	619bps to 1,067bps	694bps	Decrease

Fair value option fixed maturities and investment funds
596	Discounted cash flows	Spread	(3)bps to 291bps	266bps	Decrease

Interest rate swaptions [10]:
77	Option model	Interest rate volatility	75bps to 86bps	82bps	Increase

Equity options and forwards [10]:
$(59)	Option model	Equity volatility	13.7% to 54.6%	24.8%	Increase

Fixed indexed annuities embedded derivatives:
$640	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.8%	Decrease
		Lapse rates [7]	0.3% to 50.0%	10.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.6%	1.5%	Decrease

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table summarizes the significant unobservable inputs for level 3 fixed maturities, investment funds, freestanding derivatives and FIA embedded derivatives: (continued)
Fair Value [1]	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average [2]	Impact of Increase in Input on Fair Value [3]
As of December 31, 2023
Asset-backed securities
$50	Discounted cash flows	Spread	251bps to 426bps	316bps	Decrease

Collateralized loan obligations:
$59	Option model	Spread	268bps to 270bps	269bps	Decrease

Commercial mortgage-backed securities:
$6	Discounted cash flows	Spread (encompasses prepayment, default risk and loss severity)	1,041bps to 1,041bps	1,041bps	Decrease

Corporate bonds:
$1,421	Discounted cash flows	Spread	49bps to 894bps	246bps	Decrease

Residential mortgage-backed securities:
$14	Discounted cash flows	Spread [5]	387bps to 387bps	387bps	Decrease

Fair value option fixed maturities
$225	Discounted cash flows	Spread	2bps to 312bps	166bps	Decrease

Macro hedge program:
$(2)	Option model	Equity volatility	10.8% to 31.7%	17.9%	Increase
84		Interest rate volatility	0.2% to 2.9%	1.2%	Increase

Fixed indexed annuities embedded derivatives:
$541	Option budget	Withdrawal rates [6]	0.0% to 15.9%	1.7%	Decrease
		Lapse rates [7]	0.3% to 30.0%	6.4%	Decrease
		Option budgets [8]	0.1% to 3.8%	1.5%	Increase
		Credit standing adjustment [9]	0.6% to 2.5%	1.6%	Decrease
[1]Excludes securities for which the Company bases fair value on broker quotations.
[2]The weighted average is determined based on the fair value of the securities.
[3]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[4]Encompasses prepayment, default risk, and loss severity.
[5]Generally, a change in the assumption used for the constant default rate would have been accompanied by a directionally similar change in the assumption used for the loss severity and a directionally opposite change in the assumption used for constant prepayment rate and would have resulted in wider spreads.
[6]Range represents assumed annual percentage of allowable amount withdrawn.
[7]Range represents assumed annual percentages of policyholders electing a full surrender.
[8]Range represents assumed annual budget for index options.
[9]Range represents Company credit spreads.
[10]Equity options and forwards included in the macro hedge program. Interest rate swaptions included in both the macro hedge program and interest rate derivative strategies.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)
Level 3 Assets and Liabilities Measured at Fair Value on a Recurring Basis
The Company uses derivative instruments to manage the risk associated with certain assets and liabilities. However, the derivative instrument may not be classified within the same fair value hierarchy level as the associated asset or liability. Therefore, the realized and unrealized gains and losses on derivatives reported in the Level 3 rollforwards may be offset by realized and unrealized gains and losses of the associated assets and liabilities in other line items of the consolidated financial statements.
Assets and liabilities are transferred in and/or out of Level 3 on the date the event or change in circumstances that caused the transfer occurs. The Company evaluates, at least annually, its valuation processes to determine if changes in circumstances has occurred that would result in a transfer between levels. Transfers in and/or out of Level 3 are primarily attributable to the availability of market observable information and the re-evaluation of the observability of pricing inputs. During the 2023 review of the inputs, the Company deemed the spread inputs to be unobservable, and transferred those private securities included in corporate bonds from Level 2 to Level 3.

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis:
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$50	$—	$—	$(27)	$67	$90
Collateralized loan obligations	119	—	—	5	(119)	5
Commercial mortgage-backed securities	6	1	2	—	50	59
Corporate bonds	1,491	(18)	2	(274)	(130)	1,071
Foreign government and agencies	—	—	(2)	19	35	52
Municipal bonds	—	—	—	(1)	2	1
Residential mortgage-backed securities	33	—	—	—	(33)	—
U.S. Treasury bonds	—	—	—	—	—	—

Fair value option fixed maturities	225	3	—	93	5	326
Equity securities	23	1	—	—	—	24
Investment funds	238	9	—	11	12	270
Embedded derivatives [1]:
Modified coinsurance	—	(55)	—	—	302	247
Fixed indexed annuities	(135)	(25)	—	17	(17)	(160)
Other	—	—	—	(5)	—	(5)

Freestanding derivatives [1]:
Interest rate derivatives	(10)	(18)	—	—	(1)	(29)
Variable annuities macro hedge program	82	(256)	—	223	(31)	18

Short-term investments:
Loans issued by related parties	440	—	—	100	—	540
Other	28	—	—	62	(28)	62

Fixed indexed annuities hedge program	48	23	—	(27)	—	44
Ceded market risk benefits	648	(243)	—	—	—	405
Separate account assets	48	(1)	—	(38)	(8)	1

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following table present a reconciliation of the beginning and ending balances for Level 3 assets and liabilities measured at fair value on a recurring basis: (continued)
	Beginning Balance	Total Realized and Unrealized Gains (Losses) in		Net Purchases, Sales, and Settlements	Net Transfers	Ending Balance
		Net Income	Other Comprehensive Income (Loss) [2]

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$41	$—	$1	$8	$—	$50
Collateralized loan obligations	109	—	1	9	—	119
Commercial mortgage-backed securities	277	—	6	(65)	(212)	6
Corporate bonds	619	(3)	(68)	497	446	1,491
Foreign government and agencies	4	—	—	—	(4)	—
Municipal bonds	1	—	—	—	(1)	—
Residential mortgage-backed securities	17	—	—	31	(15)	33

Fair value option fixed maturities	306	(24)	—	80	(137)	225
Equity securities	24	—	—	(1)	—	23
Investment funds	58	36	—	7	137	238
Embedded derivatives [1]:
Fixed indexed annuities	(81)	(54)	—	34	(34)	(135)
Other	—	5	—	(5)	—	—

Freestanding derivatives [1]:
Interest rate derivatives	—	(10)	—	—	—	(10)
Variable annuities macro hedge program	148	(498)	—	432	—	82

Short-term investments
Loans issued by related parties	100	—	—	340	—	440
Other	37	—	—	28	(37)	28

Fixed indexed annuities hedge program	12	22	—	14	—	48
Ceded market risk benefits	894	(246)	—	—	—	648
Separate account assets	53	3	—	(3)	(5)	48
[1]Derivative instruments are presented on a net basis for asset (liability) positions.
[2]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy, of the total realized and unrealized gains (losses) for the period included in net income, as shown in the table above:
	Net Investment Income	Investment Related Losses, Net [2]	Other [3]	Net Income
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Commercial mortgage-backed securities	$(2)	$3	$—	$1
Corporate bonds	(12)	(6)	—	(18)

Fair value option fixed maturities	—	3	—	3
Equity securities	—	1	—	1
Investment funds	—	9	—	9

Embedded derivatives:
Modified coinsurance	—	(55)	—	(55)
Fixed indexed annuities	—	(25)	—	(25)
Other	—	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	(18)	—	(18)
Variable annuities macro hedge program	—	(256)	—	(256)

Fixed indexed annuities hedge program	—	23	—	23
Ceded market risk benefits	—	—	(243)	(243)
Separate account assets [1]	—	(1)	—	(1)

Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Corporate bonds	$(3)	$—	$—	$(3)

Fair value option fixed maturities	—	(24)	—	(24)
Investment funds	—	36	—	36
Embedded derivatives:
Fixed indexed annuities	—	(54)	—	(54)
Other	—	5	—	5

Freestanding derivatives:
Interest rate derivatives	—	(10)	—	(10)
Variable annuities macro hedge program	—	(498)	—	(498)

Fixed indexed annuities hedge program	—	22	—	22
Ceded market risk benefits	—	—	(246)	(246)
Separate account assets [1]	—	3	—	3
[1]The realized and unrealized gains (losses) included in net income for separate account assets are offset by an equal amount for separate account liabilities, which results in a net zero impact on net income for the Company.
[2]Includes both market and non-market impacts in deriving realized and unrealized gains (losses).
[3]Other represents change in MRBs for ceded MRBs.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above:
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2024
Fixed maturities, available-for-sale:
Asset-backed securities	$61	$(35)	$(53)	$(27)	$67	$—	$67
Collateralized loan obligations	5	—	—	5	—	(119)	(119)
Commercial mortgage-backed securities	—	—	—	—	51	(1)	50
Corporate bonds	15	(193)	(96)	(274)	27	(157)	(130)
Foreign government and agencies	28	—	(9)	19	35	—	35
Municipal bonds	—	(1)	—	(1)	7	(5)	2
Residential mortgage-backed securities	—	—	—	—	—	(33)	(33)

Fair value option fixed maturities	110	—	(17)	93	6	(1)	5
Equity securities	1	—	(1)	—	—	—	—
Investment funds	26	—	(15)	11	13	(1)	12
Embedded derivatives:
Modified coinsurance	—	—	—	—	302	—	302
Fixed indexed annuities	29	(12)	—	17	(29)	12	(17)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Interest rate derivatives	—	—	—	—	(1)	—	(1)
Variable annuities macro hedge program	112	28	83	223	(31)	—	(31)

Short-term investments:
Loans issued by related parties	540	(440)	—	100	—	—	—
Other	62	—	—	62	—	(28)	(28)

Fixed indexed annuities hedge program	31	(58)	—	(27)	—	—	—
Separate account assets	17	—	(55)	(38)	1	(9)	(8)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the gross components of net purchases, sales, and settlements, and net transfers shown in the table above: (continued)
	Purchases	Settlements	Sales	Net	Transfers in	Transfers out	Net
Year Ended December 31, 2023
Fixed maturities, available-for-sale:
Asset-backed securities	$25	$(17)	$—	$8	$—	$—	$—
Collateralized loan obligations	59	—	(50)	9	—	—	—
Commercial mortgage-backed securities	1	—	(66)	(65)	—	(212)	(212)
Corporate bonds	674	(177)	—	497	488	(42)	446
Foreign government and agencies	—	—	—	—	—	(4)	(4)
Municipal bonds	—	—	—	—	—	(1)	(1)
Residential mortgage-backed securities	33	(2)	—	31	—	(15)	(15)

Fair value option fixed maturities	94	—	(14)	80	—	(137)	(137)
Equity securities	3	—	(4)	(1)	—	—	—
Investment funds	13	(6)	—	7	137	—	137
Embedded derivatives:
Fixed indexed annuities	42	(8)	—	34	(42)	8	(34)
Other	—	(5)	—	(5)	—	—	—

Freestanding derivatives:
Variable annuities macro hedge program	72	—	360	432	—	—	—

Short-term investments:
Loans issued by related parties	500	(160)	—	340	—	—	—
Other	28	—	—	28	—	(37)	(37)

Fixed indexed annuities hedge program	32	(18)	—	14	—	—	—
Separate account assets	123	—	(126)	(3)	43	(48)	(5)

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
5. Fair Value Measurements (continued)

The following presents the amount, for recurring fair value measurements categorized within Level 3 of the fair value hierarchy still held at the end of the period, of the total unrealized gains (losses) for the period included in net income and OCI:
	Year Ended December 31,
	2024		2023
	Net Income	Other Comprehensive Income (Loss) [1]	Net Income	Other Comprehensive Income (Loss) [1]
Fixed maturities, available-for-sale:
Asset-backed securities	$—	$(1)	$—	$(1)
Commercial mortgage-backed securities	—	2	—	(2)
Corporate bonds	—	(4)	—	(171)
Foreign government and agencies	—	(2)	—	—

Fair value option fixed maturities	3	—	9	—
Investment funds	4	—	(22)	—

Embedded derivatives:
Other embedded derivatives	—	—	5	—

Freestanding derivatives:
Interest rate derivatives	(18)	—	(11)	—
Variable annuities macro hedge program	(196)	—	(216)	—

Fixed indexed annuities hedge program	23	—	22	—
Ceded market risk benefits	(243)	—	(246)	—
Separate account assets	(1)	—	3	—
[1]Recorded in unrealized gain (loss) on available-for-sale securities in the consolidated statements of comprehensive income (loss).

The following presents the carrying amount and fair value of the Company’s financial assets and liabilities not carried at fair value:
		As of December 31,
	Fair Value Hierarchy Level	2024		2023
		Carrying Amount	Fair Value	Carrying Amount	Fair Value
Assets
Policy loans	Level 2	$1,565	$1,565	$1,528	$1,528
Mortgage loans	Level 3	1,835	1,654	2,019	1,814
Other investments	Level 2	100	100	—	—

Liabilities
Other policyholder funds and benefits payable [1]	Level 3	$9,224	$7,658	$9,921	$8,305
Funds withheld liability	Level 2	9,905	9,905	10,367	10,367
[1]This amount includes contracts accounted for as investment contracts and excludes insurance contracts, such as our group accident and health, UL, COLI, and certain FIA and VA contracts with death or other additional benefits.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6.Reinsurance

The following summarizes premiums and policy charges and fee income by direct, assumed and ceded insurance types, in the consolidated statements of operations:

	Year Ended December 31,
	2024	2023	2022
Premiums, policy charges and fee income
Direct	$2,208	$2,212	$2,283
Reinsurance assumed	405	413	210
Reinsurance ceded	(1,900)	(1,891)	(1,885)
Total premiums, policy charges and fee income	$713	$734	$608

Assumed Reinsurance
Coinsurance Trusts
Under the terms of the assumed reinsurance transaction, TL maintains a trust for the benefit of the cedant.

The following presents the assets held in this trust:
	As of December 31,
	2024	2023
Allianz coinsurance trust:
Fixed maturities	$5,907	$6,354
Equity securities	3	—
Short-term investments	22	58
Cash	302	202

Other Assumed Reinsurance
On July 29, 2022, the Company executed a flow reinsurance agreement with Allianz. Under the terms of the transaction, the Company assumes certain FIA contracts issued by Allianz after August 2, 2022 on a coinsurance basis. Allianz will continue to service and administer the policies reinsured under the agreement as the direct insurer of the business.
Ceded Reinsurance

The following summarizes our reinsurance recoverables by counterparty:
	As of December 31,
	2024	2023
Prudential Financial, Inc.	$14,648	$14,383
Massachusetts Mutual Life Insurance Company	5,349	5,967
Commonwealth Annuity and Life Insurance Company	5,661	6,531
TR Re	8,682	9,468
Other reinsurers	1,244	1,375
Gross reinsurance recoverables	35,584	37,724

Less: allowance for credit losses	(8)	(18)
Reinsurance recoverables, net	$35,576	$37,706

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
6. Reinsurance (continued)
Allowance for Credit Losses
The Company closely monitors the financial condition, ratings and current market information of all its counterparty reinsurers and records an ACL considering the credit quality of the reinsurer, the invested assets in trust, and the period over which the recoverable balances are expected to be collected. Counterparty risk is assessed on a pooled basis in cases of shared risk characteristics, and separately for individual reinsurers when it is more relevant. The Company evaluates historical events, current conditions, and reasonable and supportable forecasts in developing its ACL estimate. Where its contracts permit, the Company secures future claim obligations with various forms of collateral, including irrevocable letters of credit, secured trusts and funds held accounts. The ACL is estimated using a probability of default and loss given default model applied to the amount of reinsurance recoverables, net of collateral, exposed to loss. The probability of default factor is assigned based on each reinsurer's credit rating. The Company reassesses and updates credit ratings on an annual basis. The probability of default factors encompasses historical industry defaults for liabilities with similar durations to the reinsured liabilities as estimated through multiple economic cycles. The loss given default factors are based on a study of historical recovery rates for general creditors of corporations through multiple economic cycles.

The following table presents a rollforward of the ACL for reinsurance recoverables:
	Year Ended December 31,
	2024	2023	2022
Beginning Balance	$18	$21	$35
Reductions	(10)	(3)	(14)
Ending Balance	$8	$18	$21

Related Party Reinsurance
The Company has entered into several reinsurance transactions with TR Re.

The following presents the impacts from affiliated reinsurance in the Company's consolidated statements of operations:
	Year Ended December 31,
	2024	2023	2022
Revenues
Premiums	$(61)	$(56)	$(27)
Policy charges and fee income	(322)	(304)	(320)
Net investment income	(392)	(380)	(136)
Investment related gains	98	361	696
Total revenues	(677)	(379)	213

Benefits, Losses, and Expenses
Benefits and losses	(488)	(276)	(117)
Change in market risk benefits	155	77	4
Amortization of deferred acquisition costs	10	14	19
Insurance operating costs and other expenses	(133)	(136)	(119)
Total benefits, losses and expenses	(456)	(321)	(213)

Income (loss) before income taxes	(221)	(58)	426

Income tax expense (benefit)	(46)	(12)	90
Net income (loss)	$(175)	$(46)	$336

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7.Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances

The following presents a rollforward of DAC by product and VOBA associated with VA:
	Deferred Acquisition Costs			Value of Business Acquired	Total
	Variable Annuities	Payout Annuities	Fixed Indexed Annuities
Balance as of January 1, 2023	$82	$105	$10	$299	$496
Additions	—	—	64	—	64
Amortization	(12)	(5)	(1)	(37)	(55)
Impact of reinsurance	—	—	(48)	—	(48)
Balance as of December 31, 2023	70	100	25	262	457

Additions	—	—	38	—	38
Amortization	(9)	(6)	(3)	(34)	(52)
Impact of reinsurance	—	—	(28)	—	(28)
Balance as of December 31, 2024	$61	$94	$32	$228	$415

The following presents a rollforward of negative VOBA by product:
	Fixed Annuities [1]	Universal Life and Other [1]	Total [1]	Life-Contingent Payout Annuities [2]
Balance as of January 1, 2023	$803	$163	$966	$2,645
Amortization	(141)	(29)	(170)	(133)
Balance as of December 31, 2023	662	134	796	2,512

Amortization	(124)	(24)	(148)	(127)
Balance as of December 31, 2024	538	110	648	2,385
[1]Recorded in other policyholder funds and benefits payable on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.
[2]Recorded in reserve for future policy benefits on the consolidated balance sheets. Reinsurance balances are included in reinsurance recoverables.

The following presents a rollforward of URR by product, which are included in other policyholder funds and benefits payable on the consolidated balance sheets:
	Unearned Revenue Reserves [1]
	Variable Annuities	Fixed Indexed Annuities	Payout Annuities	Total
Balance as of January 1, 2023	$47	$1,077	$71	$1,195
Amortization	(5)	(109)	(4)	(118)
Balance as of December 31, 2023	42	968	67	1,077

Amortization	(4)	(105)	(4)	(113)
Balance as of December 31, 2024	$38	$863	$63	$964
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
7. Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves and Other Balances (continued)

The following presents a Company rollforward of other balances amortized on a basis consistent with DAC associated with FIA and certain intercompany balances:
	Market Risk Benefit Adjustments [1]	Unearned Commissions on Internal Reinsurance [2]
Balance as of January 1, 2023	$769	$—
Additions	—	36
Amortization	(72)	(2)
Balance as of December 31, 2023	697	34

Additions	—	34
Amortization	(60)	(6)
Balance as of December 31, 2024	$637	$62
[1]Included in other policyholder funds and benefits payable on the consolidated balance sheets.
[2]Recorded in other liabilities on the consolidated balance sheets.

8.Goodwill and Other Intangible Assets
The carrying amount of goodwill was $97 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.

The following presents the Company's amortizing internally developed software recorded in goodwill and other intangible assets, net on the consolidated balance sheets:
	As of December 31,
	2024	2023
Gross carrying amount	$41	$41
Accumulated amortization	(21)	(15)
Net carrying value	$20	$26

Indefinite-lived other intangible assets consisting of state insurance licenses were $26 as of December 31, 2024 and 2023. There were no additions or impairments recorded for the years ended December 31, 2024, 2023 and 2022.
For the years ended December 31, 2024 and 2023, total amortization expense for other intangible assets recorded within insurance operating costs and other expenses on the consolidated statements of operations was $6.

As of December 31, 2024, total amortization expense for other intangible assets is expected to be as follows for each of the next five years:
Year Ended December 31,
2025	$6
2026	6
2027	6
2028	2
2029	—

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
9.Separate Accounts

The following table presents the aggregate fair value of assets supporting separate accounts, by major investment category:
	As of December 31,
	2024	2023
Fixed maturities	$28,743	$28,283
Equity securities (including mutual funds)	57,602	55,678
Cash and cash equivalents	2,184	2,521
Short-term investments	945	1,001
Investment receivables, net [1]	1,755	1,814
Other invested assets [2]	251	217
Separate account assets	$91,480	$89,514
[1]Includes trade receivables on investment sales executed in the ordinary course of business where the carrying amount approximates fair value, net of investment income due and accrued.
[2]Primarily relates to investments in hedge funds.

The following table presents a rollforward of separate account liabilities, by product:
	Variable Annuities	Corporate-Owned Life Insurance	Other [1]	Total
Balance as of January 1, 2023	$26,149	$39,998	$21,108	$87,255
Premiums and deposits	204	287	1,414	1,905
Policy charges	(417)	(660)	(330)	(1,407)
Surrenders and withdrawals	(3,111)	(142)	(3,606)	(6,859)
Benefit payments	(128)	(381)	(161)	(670)
Investment performance	4,313	2,502	3,650	10,465
Net transfers from (to) general account	9	(1,177)	(7)	(1,175)
Balance as of December 31, 2023	$27,019	$40,427	$22,068	$89,514

Premiums and deposits	256	326	1,285	1,867
Policy charges	(435)	(696)	(330)	(1,461)
Surrenders and withdrawals	(3,636)	(38)	(3,364)	(7,038)
Benefit payments	(147)	(366)	(201)	(714)
Investment performance	4,060	1,519	3,360	8,939
Net transfers from (to) general account	(4)	355	36	387
Sale of consolidated subsidiary to parent	(14)	—	—	(14)
Balance as of December 31, 2024	$27,099	$41,527	$22,854	$91,480

Cash surrender value [2] as of:
December 31, 2023	$26,948	$37,731	$22,053	$86,732
December 31, 2024	26,951	38,434	22,843	88,228
[1]Represents separate account liabilities that are fully reinsured to third parties on a modified coinsurance basis.
[2]Cash surrender value ("CSV") represents the amount of the contractholders’ account balance distributable at the balance sheet date, less certain surrender charges.

Not reflected in the tables above are separate account assets and liabilities associated with Guardian contracts assumed on a modified coinsurance basis of $5.5 billion and $6.4 billion as of December 31, 2024 and 2023, respectively.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

10.Reserve for Future Policy Benefits

The following table summarizes the reserve for future policy benefits:
	As of December 31,
	2024	2023
Life-contingent payout annuities [1]	$7,998	$8,674
Additional liabilities for other insurance benefits [2]	7,383	6,787
Deferred profit liability	117	119
Negative VOBA [3]	2,385	2,512
Other reserves [4]	1,251	1,287
Reserve for future policy benefits	$19,134	$19,379
[1]See “Liability for Future Policy Benefits” section below for further information.
[2]Represents fully insured additional liabilities for other insurance benefits.
[3]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for additional details related to negative VOBA.
[4]Represents reserves for fully reinsured traditional life insurance of $0.8 billion as of December 31, 2024 and 2023, as well as COLI, other universal life-type products, and short-duration contracts, which are all excluded from the tables below.

Liability for Future Policy Benefits
Significant assumptions and inputs to the calculation of the LFPB for life-contingent payout annuities primarily include assumptions for discount rates, mortality and other policyholder data, including certain demographic data. These assumptions are derived from both policyholder data and experience and industry data, and the Company will adjust policyholder data and experience to reflect market data, where necessary. The Company does not include any expense assumptions in the calculation of the LFPB, due to the lack of expenses for payout reserves. Annually, the Company reviews all significant cash flow assumptions, such as mortality, unless emerging experience indicates a more frequent review is necessary. As part of its annual review process, the Company assesses trends in both policyholder experience and industry data and updates the assumptions in the liability calculation, as necessary.
A single-A interest rate curve is utilized to discount the cash flows used to calculate the LFPB. The discount rate reflects market observable inputs from upper-medium grade fixed income instrument yields and is reflective of the duration of the liabilities and is updated for market data. The updated cash flows used in the liability calculation are discounted using a forward rate curve.
In 2024, there were significant updates for unfavorable mortality for the Company’s structured settlement payout reserves, which increased reserves. In 2023, there were significant updates for favorable mortality for certain reserves, as a result of the Company’s assumption update. These updates resulted in lower reserves, which were offset by a deferred profit liability.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
10. Reserve for Future Policy Benefits (continued)

The Company’s LFPBs consists only of the liability associated with limited pay annuities (e.g., single premium immediate annuities) with life contingencies. As this business has no future expected premiums, the following table presents a rollforward of the present value of expected future policy benefits for life-contingent payout annuities:

	Year Ended December 31,
	2024	2023
Beginning balance	$8,459	$8,335
Beginning balance at original discount rate	10,518	11,048
Effect of actual variances from expected experience due to mortality	(3)	(17)
Effect of changes in cash flow assumptions	204	(90)
Adjusted beginning balance at original discount rate	10,719	10,941

Issuances [1]	156	147
Interest accrual [2]	196	127
Benefit payments	(698)	(697)
Ending balance at original discount rate	10,373	10,518

Cumulative effect of changes in discount rate assumptions	(2,559)	(2,059)
Ending balance	7,814	8,459

Other business [3]	184	215
Adjusted ending balance	7,998	8,674

Less: reinsurance recoverables	(4,662)	(5,083)
Adjusted ending balance, net of reinsurance	$3,336	$3,591
[1]Issuances are included within premiums in the consolidated statements of operations.
[2]Interest accretion (expense) is recorded as a component of benefits and losses in the consolidated statements of operations.
[3]Represents fully reinsured blocks, whose activity is not included in the table above.

The following is a reconciliation of premiums from LFPBs to the consolidated statements of operations:
	Year Ended December 31,
	2024	2023
Life-contingent payout annuities	$156	$147
Reconciling items [1]	(72)	(59)
Total premiums	$84	$88
[1]Reconciling items represent premiums related to fully reinsured traditional life insurance and other lines of business, net of reinsured amounts.

The following presents supplemental disclosures related to the LFPBs for life-contingent payout annuities:
	Year Ended December 31,
	2024	2023
Undiscounted expected future benefits and expenses	$18,430	$18,127

Weighted-average duration of the liability (in years)	11.2	11.9
Weighted-average interest accretion rate	2.1%	1.3%
Weighted-average discount rate	5.6%	4.9%

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11.Other Policyholder Funds and Benefits Payable
Other policyholder funds and benefits payable consists of the following:

	As of December 31,
	2024	2023
Policyholder account balances [1]	$25,882	$28,107
Unearned revenue reserves [2]	964	1,077
Negative VOBA [2]	648	796
Market risk benefits adjustment [2]	(637)	(697)
Embedded derivatives [3]	636	536
Other reserves [4]	(426)	(317)
Other policyholder funds and benefits payable	$27,067	$29,502
[1]Refer to the subsequent tables for a rollforward of PABs.
[2]Refer to Note 7 - Value of Business Acquired, Deferred Acquisition Costs, Unearned Revenue Reserves, and Other Balances for rollforwards of URR, negative VOBA, and FIA MRB adjustment.
[3]Refer to Note 5 - Fair Value Measurements for rollforwards of the embedded derivatives associated with FIA and the indexed-linked features of certain fully reinsured UL products.
[4]Represents the unaccreted host contract adjustments associated with FIA contracts and other reserves excluded from the subsequent tables.

The following presents a rollforward of PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2023	$2,920	$2,732	$6,848	$2,309	$1,959	16,768
Deposits	2	—	469	243	2	716
Policy charges	(1)	—	(11)	—	(23)	(35)
Surrenders and other benefits	(535)	(549)	(830)	(320)	(84)	(2,318)
Transfers from separate accounts	—	—	—	7	42	49
Interest credited	84	72	105	25	95	381
Other	—	1	5	(3)	(2)	1
Balance as of December 31, 2023	2,470	2,256	6,586	2,261	1,989	15,562

Other business [1]	—	790	—	—	11,755	12,545
Adjusted balance	$2,470	$3,046	$6,586	$2,261	$13,744	$28,107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents a rollforward of PABs, by product: (continued)
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
Balance as of January 1, 2024	$2,470	$2,256	$6,586	$2,261	$1,989	$15,562
Deposits	2	—	394	212	—	608
Policy charges	(1)	—	(10)	—	(21)	(32)
Surrenders and other benefits	(439)	(501)	(1,088)	(325)	(53)	(2,406)
Transfers from (to) separate accounts	(3)	—	—	5	42	44
Interest credited	71	62	233	31	101	498
Other	(3)	(5)	(7)	6	2	(7)
Balance as of December 31, 2024	2,097	1,812	6,108	2,190	2,060	14,267

Other business [1]	—	781	—	—	10,834	11,615
Adjusted balance	$2,097	$2,593	$6,108	$2,190	$12,894	$25,882
[1]Represents the account value of fully reinsured blocks whose activity is not included in the table above. These blocks were previously reinsured prior to 2023.

The following table presents the weighted-average crediting rate, net amount at risk (“NAR”), and CSV for PABs, by product:
	Variable Annuities	Fixed Annuities	Fixed Indexed Annuities	Non-Life Contingent Payout Annuities	Universal Life and Other	Total
As of December 31, 2024
Weighted-average crediting rate	3.1%	3.0%	3.8%	1.4%	5.0%	3.4%
Net amount at risk [1]	$—	$—	$—	$—	$887	$887
Cash surrender value [2]	2,095	1,802	5,968	—	550	10,415

As of December 31, 2023
Weighted-average crediting rate	3.5%	2.9%	1.6%	1.1%	4.8%	2.4%
Net amount at risk [1]	$—	$—	$—	$—	$915	$915
Cash surrender value [2]	2,456	2,198	6,437	—	521	11,612
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date. The NAR associated with MRBs are presented within Note 12 - Market Risk Benefits. NAR for Variable Annuities is based on total account balances and includes both policyholder account balances and separate account balances.
[2]CSV represents the amount of the contractholder’s account balance distributable at the balance sheet date, less certain surrender charges and market value adjustments.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
11. Other Policyholder Funds and Benefits Payable (continued)

The following presents the balance of account values by range of guaranteed minimum crediting rates (“GMCR”) and the related range of difference, in basis points, between rates being credited to policyholders and the respective guaranteed minimums:

	Range of Guaranteed Minimum Crediting Rates	At Guaranteed Minimum	1 Basis Point to 50 Basis Points Above	51 Basis Points to 150 Basis Points Above	Greater than 150 Basis Points Above	Total
As of December 31, 2024
Variable Annuities	Less than 2.0%	$—	$37	$43	$—	$80
	2.0% - 4.0%	1,813	201	3	—	2,017
	Greater than 4.0%	—	—	—	—	—
	Total	1,813	238	46	—	2,097

Fixed Annuities	Less than 2.0%	3	1	1	4	9
	2.0% - 4.0%	1,374	163	252	9	1,798
	Greater than 4.0%	5	—	—	—	5
	Total	1,382	164	253	13	1,812

Fixed Indexed Annuities	Less than 2.0%	111	—	87	691	889
	2.0% - 4.0%	485	1	8	—	494
	Greater than 4.0%	—	—	—	—	—
	Total	596	1	95	691	1,383

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	849	—	—	—	849
	Greater than 4.0%	1,211	—	—	—	1,211
	Total	2,060	—	—	—	2,060

As of December 31, 2023
Variable Annuities	Less than 2.0%	$60	$96	$—	$—	$156
	2.0% - 4.0%	2,122	143	49	—	2,314
	Greater than 4.0%	—	—	—	—	—
	Total	2,182	239	49	—	2,470

Fixed Annuities	Less than 2.0%	7	2	2	3	14
	2.0% - 4.0%	1,928	73	225	10	2,236
	Greater than 4.0%	6	—	—	—	6
	Total	1,941	75	227	13	2,256

Fixed Indexed Annuities	Less than 2.0%	136	—	119	416	671
	2.0% - 4.0%	560	3	11	—	574
	Greater than 4.0%	—	—	—	—	—
	Total	696	3	130	416	1,245

Universal Life and Other	Less than 2.0%	—	—	—	—	—
	2.0% - 4.0%	757	—	—	—	757
	Greater than 4.0%	1,232	—	—	—	1,232
	Total	$1,989	$—	$—	$—	$1,989

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12.Market Risk Benefits

The following table presents a reconciliation of the gross MRB by product and balance sheet position:
	As of December 31,
	2024			2023
	Variable Annuities	Fixed Indexed Annuities	Total	Variable Annuities	Fixed Indexed Annuities	Total
Asset position	$737	$5	$742	$576	$2	$578
Liability position	402	472	874	529	545	1,074
Net liability (asset)	(335)	467	132	(47)	543	496

Less: ceded market risk benefits [1]	(55)	(350)	(405)	(240)	(408)	(648)
Balance, net of reinsurance	$(390)	$117	$(273)	$(287)	$135	$(152)
[1]Refer to Note 4 - Fair Value Measurements for a rollforward of the Company’s ceded MRBs.

The following table presents a rollforward of the net MRB liability (asset), by product:
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2023	$390	$489	$879
Balance as of January 1, 2023, before effect of changes in the instrument-specific credit risk	524	519	1,043
Issuances	(10)	—	(10)
Interest accrual	13	29	42
Attributed fees collected	295	7	302
Benefit payments	(107)	(58)	(165)
Effect of changes in interest rates	(19)	(12)	(31)
Effect of changes in equity markets	(619)	19	(600)
Effect of changes in equity index volatility	(128)	2	(126)
Actual policyholder behavior different from expected behavior	17	13	30
Effect of changes in future expected policyholder behavior	(10)	21	11
Effect of changes in other future expected assumptions	5	(8)	(3)
Balance as of December 31, 2023, before effect of changes in the instrument-specific credit risk	$(39)	$532	$493

Cumulative effect of changes in the instrument-specific credit risk	(8)	11	3
Balance as of December 31, 2023	$(47)	$543	$496

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table presents a rollforward of the net MRB liability (asset), by product: (continued)
	Variable Annuities	Fixed Indexed Annuities	Total
Balance as of January 1, 2024	$(47)	$543	$496
Balance as of January 1, 2024, before effect of changes in the instrument-specific credit risk	(39)	532	493
Interest accrual	(14)	30	16
Attributed fees collected	287	6	293
Benefit payments	(76)	(60)	(136)
Effect of changes in interest rates	(207)	(63)	(270)
Effect of changes in equity markets	(302)	13	(289)
Effect of changes in equity index volatility	(9)	1	(8)
Actual policyholder behavior different from expected behavior	(12)	13	1
Effect of changes in future expected policyholder behavior	24	(30)	(6)
Effect of changes in future expected assumptions	11	6	17
Other	—	2	2
Balance as of December 31, 2024, before effect of changes in the instrument-specific credit risk	$(337)	$450	$113

Cumulative effect of changes in the instrument-specific credit risk	2	17	19
Balance as of December 31, 2024	$(335)	$467	$132

The following table presents the NAR and weighted average attained age of contract holders for MRBs, by product:
	Variable Annuities	Fixed Indexed Annuities	Total
As of December 31, 2023
Net amount at risk [1]	$389	$195	$584
Weighted average attained age of contractholders (in years)	74.4	72.4	72.2

As of December 31, 2024
Net amount at risk [1]	$266	$191	$457
Weighted average attained age of contractholders (in years)	75.0	73.4	74.1
[1]NAR is generally defined as the current guarantee amount in excess of the current account balance at the balance sheet date, net of reinsurance impacts. For products with multiple guarantees, only the benefit with the highest NAR is presented for the contract. The VA NAR represents the death benefit portion of the contract, as contracts with a withdrawal benefit also contain a death benefit. The FIA NAR represents the withdrawal portion of the contract. The total represents the combined NAR of VA and FIA.

The Company’s MRBs primarily relate to VA contracts with GMDB, GMIB, and GMWB guarantee features and FIA contracts with GLWB features and two-tier annuitization benefits. As described in Note 1 - Basis of Presentation and Significant Accounting Policies, MRBs and the related reinsurance are calculated using fair value measurement principles, which considers the price paid that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value of these MRBs are calculated as the present value of expected benefit payments, less the present value of expected fees attributable to the MRB. The determination of the fair value of MRBs requires the use of inputs related to fees and assessments, and assumptions in determining the expected benefits, in excess of the projected account balance.
Fair values for VA and FIA contract benefits are calculated using internally developed models because active, observable markets do not exist for the MRB. These assumptions are established using accepted actuarial valuation methods and are considered unobservable inputs to the fair value measurement. Therefore, the fair value estimate of MRBs are classified as a level 3 measurement within the fair value hierarchy and the determination of the significant inputs included in the fair value measurement requires the use of management’s judgment. Assumptions are mostly based on policyholder experience and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)
pricing assumptions, which are updated for actual experience, if necessary. In 2024, the Company increased its lapse assumption based on actual experience.
The significant inputs to the valuation models for these MRBs include actuarially determined assumptions for contractholder behavior, as well as lapse rates, benefit utilization rates, surrender rates, and mortality rates. In addition, significant inputs include capital market assumptions, such as interest rate levels and market volatility assumptions.
Variable Annuities
The Company’s VA contracts include variable insurance contracts both entered into directly between the Company and an individual policyholder or assumed through reinsurance with other insurers, including assumed separate account products. Products provide a current or future income stream based on the value of the individual's contract at annuitization and can include a variety of guaranteed minimum death and withdrawal benefits.
The Company's VA contracts sold to individuals mostly provide GMDBs during the accumulation period that is generally equal to the greater of (a) the contract value at death or (b) premium payments less any prior withdrawals and may include adjustments that increase the benefit, such as for maximum anniversary value ("MAV"). In addition, some of the VA contracts provide a GMWB, whereby if the account value is reduced to a specified level through a combination of market declines and withdrawals, the contractholder is entitled to a guaranteed remaining balance, which is generally equal to premiums less withdrawals. Many policyholders with a GMDB also have a GMWB. These benefits are not additive as policyholders that have a product with both guarantees can receive, at most, the greater of the GMDB or GMWB.
Fixed Indexed Annuities
FIA contracts the Company assumes represent annuity contracts issued by another insurance company under which the Company assumes through reinsurance a quota share of the liabilities. These annuity contracts have a cash value that appreciates based on a GMCR, or the performance of various equity market indices, such as the S&P 500. FIAs generally protect the contract owner against loss of principal and may include GMWBs or enhanced annuitization benefits.
For FIA contracts, assumptions include projected equity returns which impact cash flows attributable to indexed strategies, implied equity volatilities, expected index credits and future equity option costs.
The models are based on a risk neutral valuation framework and incorporate risk premiums inherent in valuation techniques, inputs, and the general uncertainty around the timing and amount of future cash flows. A risk margin is incorporated within the discount rate to reflect uncertainty in the projected cash flows, as well as credit spreads to reflect nonperformance risk, for the Company.

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances:
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2024
Variable annuities (net of reinsurance):
$(390)	Discounted cash flows	Withdrawal utilization [2]	0.0% to 35.0%	6.9%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 80.0%	9.4%	Decrease
		Market volatility [5]	13.4% to 26.9%	20.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$117	Discounted cash flows	Withdrawal utilization [2]	0.0% to 37.1%	4.8%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.6%	Increase
		Lapse rates [4]	1.6% to 50.0%	8.0%	Decrease
		Market volatility [5]	4.5% to 21.6%	11.3%	Increase
		Nonperformance risk [6]	0.6% to 2.6%	1.5%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	5.2%	Decrease
		Option budgets [8]	0.0% to 3.8%	2.0%	Increase

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
12. Market Risk Benefits (continued)

The following table summarizes the unobservable inputs for MRBs, net of reinsured balances: (continued)
Fair Value	Predominant Valuation Technique	Significant Unobservable Input	Range	Weighted Average	Impact of Increase in Input on Fair Value [1]
As of December 31, 2023
Variable annuities (net of reinsurance):
$(287)	Discounted cash flows	Withdrawal utilization [2]	1.0% to 46.0%	15.6%	Increase
		Withdrawal rates [3]	0.0% to 8.0%	4.3%	Increase
		Lapse rates [4]	0.0% to 40.0%	6.0%	Decrease
		Market volatility [5]	10.5% to 26.9%	20.4%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.6%	Decrease
		Mortality rate [7]	<0.1% to 62.5%	1.4%	Decrease
Fixed indexed annuities:
$135	Discounted cash flows	Withdrawal utilization [2]	0.0% to 42.4%	2.7%	Increase
		Withdrawal rates [3]	2.3% to 8.3%	4.5%	Increase
		Lapse rates [4]	0.0% to 30.0%	3.5%	Decrease
		Market volatility [5]	4.9% to 25.6%	16.7%	Increase
		Nonperformance risk [6]	0.6% to 2.5%	1.7%	Decrease
		Mortality rate [7]	<0.1% to 40.0%	2.5%	Decrease
		Option budgets [8]	0.0% to 3.8%	1.9%	Increase
[1]Conversely, the impact of a decrease in input would have the opposite impact to the fair value as that presented in the table.
[2]Range represents assumed percentages of policyholders taking withdrawals.
[3]Range represents assumed annual percentage of allowable amount withdrawn.
[4]Range represents assumed annual percentages of policyholders electing a full surrender.
[5]Range represents implied market volatilities for equity indices based on multiple pricing sources.
[6]Range represents Company credit spreads.
[7]Mortality rates vary by age and by demographic characteristics, such as gender. The range shown reflects the mortality rate for policyholders. Mortality rate assumptions are set based on policyholder experience.
[8]Range represents assumed annual budget for index options.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

13.Debt
Collateralized Advances
The Company is a member of the Federal Home Loan Bank of Boston (“FHLB”). Membership allows the Company access to collateralized advances, which may be used to support various spread-based business and enhance liquidity management. FHLB membership requires the Company to own member stock and advances require the purchase of activity stock. The amount of advances that can be taken are dependent on the asset types pledged to secure the advances. The pledge limit is recalculated annually based on statutory admitted assets and capital and surplus. The Company would need to seek the prior approval of the Connecticut Department of Insurance in order to exceed these limits.
The Company had no borrowings from the FHLB as of December 31, 2024 and 2023, and there were no advances outstanding. Collateral pledged by the Company to the FHLB was $388 and $416, respectively, as of December 31, 2024 and 2023.

14.Income Taxes
The expected tax provision computed on pre-tax income has been calculated using the U.S. federal statutory tax rate of 21%.

A reconciliation of the difference between the expected tax provision at the U.S. federal income tax rate to the Company’s income tax expense (benefit) is as follows:
	Year Ended December 31,
	2024	2023	2022
Expected tax provision on pre-tax income U.S. federal income tax rate	$12	$1	$152
Dividends received deduction	(29)	(34)	(38)
Foreign related investments	(5)	(6)	(7)
Other	2	—	—
Income tax expense (benefit)	$(20)	$(39)	$107

The separate account dividends received deduction (“DRD”) is estimated for the current year using information from the most recent return, adjusted for current year equity market performance and other appropriate factors, including estimated levels of corporate dividend payments and level of policy owner equity account balances. The actual current year DRD can vary from estimates based on, but not limited to, changes in eligible dividends received in the mutual funds, amounts of distributions from these mutual funds and the Company’s taxable income before the DRD. The Company evaluates its DRD computations on a quarterly basis.

Income tax expense (benefit) consists of the following:
	Year Ended December 31,
	2024	2023	2022
Current income taxes - U.S. Federal	$(35)	$(2)	$(17)
Deferred income taxes - U.S. Federal	15	(37)	124
Income tax expense (benefit)	$(20)	$(39)	$107

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)

Deferred income taxes consist of the following:
	As of December 31,
	2024	2023
Deferred Tax Assets
Tax basis deferred policy acquisition costs	$154	$142
Value of business acquired and reserves	101	174
Net operating loss carryover	23	28
Employee benefits	4	4
Foreign tax credit carryover	25	22
Net unrealized loss on investments	516	523
Deferred reinsurance gain	214	239
Total deferred tax assets	1,037	1,132

Less: valuation allowance	—	—
Total deferred tax assets, net of valuation allowance	1,037	1,132

Deferred Tax Liabilities
Investment related items	(260)	(295)
Other	(9)	(9)
Total deferred tax liabilities	(269)	(304)

Deferred income taxes	$768	$828

The statute of limitations on the examination of U.S. federal tax returns is closed through the 2020 tax year, with the exception of net operating loss ("NOL") carryforwards utilized in open tax years. Management believes that an adequate provision has been made on the financial statements for any potential adjustments that may result from tax examinations and other tax-related matters for all open tax years. As of December 31, 2024 and 2023, the Company had no reserves for uncertain tax positions. As of December 31, 2024 and 2023, there were no unrecognized tax benefits that if recognized would affect the effective tax rate and that had a reasonable possibility of significantly increasing or decreasing within the next 12 months.
The Company recognized no interest expense for the years ended December 31, 2024 and 2023. The Company had no interest payable as of December 31, 2024 and 2023. The Company does not believe it would be subject to any penalties in any open tax years and, therefore, has not recorded any accrual for penalties.
The Company believes it is more likely than not that all deferred tax assets will be fully realized. In assessing the need for a valuation allowance, management considered future taxable temporary difference reversals, future taxable income exclusive of reversing temporary differences and carryovers, taxable income in open carry back years, the impact of tax elections and other tax planning strategies. From time to time, tax planning strategies could include holding a portion of debt securities with market value losses until recovery, making investments which have specific tax characteristics and business considerations such as asset-liability matching.
Net Operating Loss Carryover
As of December 31, 2024 and 2023, net deferred income taxes included the expected tax benefit related to U.S. NOLs of $110 and $132, respectively. The U.S. NOLs were generated in 2018 and subsequent years and are attributable to the Company's U.S. subsidiaries. The losses do not expire, but their utilization in any carryforward year is limited to 80% of taxable income in that year. As of December 31, 2024 and 2023, $0 and $62, respectively, of the losses are also subject to Internal Revenue Code Section 382, which may limit the amount that can be utilized in any carryforward year.
Given the Company's expected future earnings, the Company believes sufficient taxable income will be generated in the future to utilize its NOL carryover. Although the Company believes there will be sufficient future taxable income to fully recover the remainder of the loss carryover, the Company's estimate of the likely realization may change over time.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
14. Income Taxes (continued)
Foreign Tax Credit (“FTC”) Carryover
As of December 31, 2024 and 2023, the net deferred income taxes included the expected tax benefit attributable to U.S. FTC carryovers of $25 and $22, respectively, which expire between 2028 and 2034. Given the Company’s expected future earnings, the Company believes sufficient taxable income will be generated after the application of any available NOL to fully use the FTC carryover prior to expiration. Although the Company believes that there will be sufficient future taxable income to fully recover the remainder of the FTC carryover, the Company’s estimate of the likely realization may change over time.
Corporate Alternative Minimum Tax (“CAMT”)
The Inflation Reduction Act of 2022 introduced a 15% CAMT among other tax provisions. The provisions had an effective date beginning after December 31, 2022. Generally, the CAMT imposes a minimum tax on the adjusted financial statement income AFSI of certain corporations with average annual AFSI over a three-year period in excess of $1 billion. The Company has determined that it is not an applicable corporation and therefore its U.S. taxpayer subsidiaries are not subject to CAMT for the years ended December 31, 2024 and 2023. Since enactment of the CAMT, the U.S. Treasury Department and Internal Revenue Service continue to issue guidance to the public. The Company will continue to evaluate the guidance and assess its impact, if any in future years.
Global Minimum Corporate Tax Rate
On October 8, 2021, the Organization for Economic Cooperation and Development (“OECD”) announced that members of the OECD/G20 Inclusive Framework on Base Erosion and Profit Shifting (the “Inclusive Framework”) agreed to a two-pillar solution to address the tax challenges associated with the digitalization of the economy. On December 20, 2021, the OECD released the Pillar Two model rules, which define the global minimum tax and call for the taxation of large corporations at a minimum rate of 15%. The OECD has since issued commentary and additional administrative guidance related to the Inclusive Framework agreement.
Certain jurisdictions in which the Company's related parties operate have enacted Pillar Two legislation that became effective on January 1, 2024. While the Company’s indirect parent is in scope of the enacted legislation, we do not expect Pillar Two to have a material impact on the Company’s current year financial results. We will continue to monitor regulatory developments to access potential impacts on our consolidated financial statements as additional guidance is released.

15.Commitments and Contingencies
Contingencies Relating to Corporate Litigation and Regulatory Matters
Management evaluates each contingent matter separately. A loss is recorded if it is probable and reasonably estimable. Management establishes reserves for these contingencies at its “best estimate,” or, if no one number within the range of possible losses is more probable than any other, the Company records an estimated liability at the low end of the range of losses.
Litigation
The Company is involved in claims litigation arising in the ordinary course of business with respect to life and annuity contracts. The Company accounts for such activity through the establishment of reserve for future policy benefits. Management expects that the ultimate liability, if any, with respect to such ordinary-course claims litigation, after consideration of provisions made for potential losses and costs of defense, will not be material to the Company’s financial condition, results of operations or cash flows of the Company.
On August 15, 2023, Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company (collectively “Talcott Resolution”) were named as defendants in a putative class action lawsuit in the United States District Court for the District of Massachusetts. The case is captioned as follows: Casey v. Talcott Resolution Life Insurance Company and Talcott Resolution Life and Annuity Insurance Company, et al. The lawsuit relates to data security events involving the MOVEit file transfer system (“MOVEit Cybersecurity Incident”). The MOVEit file transfer system is software used by a broad range of companies to move sensitive electronic data. PBI Research Services (“PBI”), a former third-party service provider for Talcott Resolution, uses the MOVEit file transfer system in the performance of its services. PBI used the software on behalf of Talcott Resolution to, among other things, search various databases to identify the deaths of insured persons and annuitants under life insurance policies and annuity contracts, respectively, as required by applicable law.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
15. Commitments and Contingencies (continued)
Plaintiff seeks to represent various classes and subclasses of Talcott Resolution insurance policy and annuity contract holders whose data allegedly was accessed or potentially accessed in connection with the MOVEit Cybersecurity Incident. Plaintiff alleges that Talcott Resolution breached a purported duty to safeguard their sensitive data from unauthorized access. The complaint asserts claims for, among other things, negligence, negligence per se, breach of contract, unjust enrichment, and violations of various consumer protection statutes, and the Plaintiffs seek declaratory and injunctive relief, compensatory and punitive damages, restitution, attorneys’ fees and costs, and other relief. On October 4, 2023, the Joint Panel on Multidistrict Litigation issued an order consolidating all actions relating to the MOVEit Cybersecurity Incident before a single federal judge in the United States District Court for the District of Massachusetts. We intend to vigorously defend the action.
The Company is also involved in other kinds of legal actions, some of which assert claims for substantial amounts. Such actions have alleged, for example, bad faith in the handling of insurance claims and improper sales practices in connection with the sale of insurance and investment products. Some of these actions also seek punitive damages. Management expects that the ultimate liability, if any, with respect to such lawsuits, after consideration of provisions made for estimated losses, will not be material to the financial condition of the Company. Nonetheless, given the large or indeterminate amounts sought in certain of these actions, and the inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could, from time to time, have a material adverse effect on the Company’s financial condition, results of operations or cash flows in particular quarterly or annual periods.
Contingent Commitments
As of December 31, 2024, the Company had outstanding commitments to make certain investments, primarily capital contributions to investment funds, totaling $941. We expect most commitments to be called over the next five years, however, these commitments could become due any time upon counterparty request.
Certain of the Company’s derivative agreements contain provisions that are tied to the financial strength ratings, as set by nationally recognized statistical agencies or RBC tests, of the individual legal entity that entered into the derivative agreement. If the legal entity’s financial strength were to fall below certain ratings, the counterparties to the derivative agreements could demand immediate and ongoing full collateralization and in certain instances enable the counterparties to terminate the agreements and demand immediate settlement of all outstanding derivative positions traded under each impacted bilateral agreement. The settlement amount is determined by netting the derivative positions transacted under each agreement. If the termination rights were to be exercised by the counterparties, it could impact the legal entity’s ability to conduct hedging activities by increasing the associated costs and decreasing the willingness of counterparties to transact with the legal entity. The aggregate fair value of all derivative instruments with credit-risk-related contingent features that were in a net liability position as of December 31, 2024 and 2023 was $37 and $294, respectively. The aggregate fair value of collateral posted for these derivatives was $41 and $461. This could change as derivative market values change, as a result of changes in our hedging activities or to the extent changes in contractual terms are negotiated. The nature of the collateral that is posted, when required, would be primarily in the form of U.S. Treasury bills, U.S. Treasury notes and government agency securities.
Guaranty Fund and Other Insurance-Related Assessments
In the U.S., insurers licensed to transact certain classes of insurance are required to become members of a guaranty fund. In most states, in the event of the insolvency of an insurer writing any such class of insurance in the state, members of the funds are assessed to pay certain claims of the insolvent insurer. A particular state’s fund assesses its members based on their respective written premiums in the state for the classes of insurance in which the insolvent insurer was engaged. Assessments are generally limited for any year to one or two percent of premiums written per year depending on the state.
Liabilities for guaranty funds and other insurance-related assessments are accrued when an assessment is probable, when it can be reasonably estimated, and when the event obligating the Company to pay an imposed or probable assessment has occurred. Liabilities for guaranty funds and other insurance-related assessments are not discounted and are included as part of other liabilities on the consolidated balance sheets.
As of December 31, 2024 and 2023, the liability balance was $2 and $4, respectively. As of December 31, 2024 and 2023, amounts related to premium tax offsets of $3 and $1, respectively, were included in other assets on the consolidated balance sheets.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

16.Related Party Transactions
Intercompany Liquidity Agreements
The Company and its subsidiaries entered into several short-term related party Intercompany Liquidity Agreements, permitting the Company and its subsidiaries to borrow from and loan to their related parties.
As of December 31, 2024, the Company’s related parties borrowed $540 from the Company. During 2024, the Company received $150 in re-payments associated with prior loans.
Sixth Street
The Company has entered into the following arrangements with Sixth Street, a related party of our owners:
•Investment Management Services Agreement
As of December 31, 2024 and 2023, 8.0% ($1,623) and 3.6% ($798), respectively, of the Company's general account assets were managed by Sixth Street. The Company recorded expenses related to these arrangements of $6 and $3 for the years ended December 31, 2024 and 2023, respectively.
As of December 31, 2024 and 2023, amounts payable under the above agreement was $2 and $1, respectively.
•Investments
Included in the above Sixth Street managed assets are $213 and $87, respectively, of investments that are issued and controlled by Sixth Street affiliates. The Company was not determined to be the primary beneficiary for these investments. As of December 31, 2024, outstanding commitments for these investments were $250.
Other
A related party, Talcott Administration Services Company, LLC (“TASC”), administers private placement life insurance business for the Company in exchange for a fee. For the years ended December 31, 2024, 2023, and 2022, fees incurred for these services were $54, $52, and $53, respectively.
In January 2024, the Company sold a previous subsidiary to its indirect parent TLI for $16.
For information related to related party reinsurance arrangements with TR Re, see Note 1 — Basis of Presentation and Significant Accounting Policies and Note 6 — Reinsurance.

17.Equity
Common Stock
All of the Company’s common stock is owned by TR Re. No common stock transactions occurred for the years ended December 31, 2024, 2023, and 2022.
Dividends
Refer to the statements of changes in stockholder's equity and statements of cash flows for details regarding dividends declared and/or paid by the Company for the years ended December 31, 2024, 2023, and 2022.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
17. Equity (continued)
Accumulated Other Comprehensive Loss

The following provides changes in AOCI:
	Year Ended December 31,
	2024	2023	2022
Unrealized loss on available-for-sale securities without an allowance for credit losses:
Beginning balance	$(1,947)	$(2,622)	$(16)
Other comprehensive income (loss) before reclassifications and taxes	(195)	310	(3,710)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(8)	(179)	692
Other comprehensive income (loss), net of tax	28	675	(2,606)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	(1,918)	(1,947)	(2,622)

Unrealized gain (loss) on cash flow hedges:
Beginning balance	(23)	(27)	—
Other comprehensive income (loss) before taxes	(3)	5	(34)
Income tax expense (benefit)	1	(1)	7
Other comprehensive income (loss), net of tax	(2)	4	(27)
Ending balance	(25)	(23)	(27)

Gain (loss) related to discount rate for reserve for future policy benefits:
Beginning balance	647	859	(14)
Other comprehensive income (loss) before taxes	197	(268)	1,105
Income tax expense (benefit)	(41)	56	(232)
Other comprehensive income (loss), net of tax	156	(212)	873
Ending balance	803	647	859

Gain related to credit risk for market risk benefits:
Beginning balance	(2)	131	35
Other comprehensive income (loss) before taxes	(16)	(168)	121
Income tax expense (benefit)	3	35	(25)
Other comprehensive income (loss), net of tax	(13)	(133)	96
Ending balance	(15)	(2)	131

Accumulated other comprehensive income (loss):
Beginning balance	(1,325)	(1,659)	5
Other comprehensive loss before reclassifications and taxes	(17)	(121)	(2,518)
Reclassification adjustments [1]	231	544	412
Income tax expense (benefit)	(45)	(89)	442
Other comprehensive income (loss), net of tax	169	334	(1,664)
Sale of consolidated subsidiary to parent	1	—	—
Ending balance	$(1,155)	$(1,325)	$(1,659)
[1]Recorded in investment related losses, net in the consolidated statements of operations.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)

18.Statutory Results
The Company and its U.S. insurance subsidiaries prepare their statutory financial statements in conformity with statutory accounting practices prescribed or permitted by the applicable state insurance department which vary materially from US GAAP. Prescribed statutory accounting practices include publications of the National Association of Insurance Commissioners ("NAIC"), as well as state laws, regulations and general administrative rules. The differences between statutory financial statements and financial statements prepared in accordance with US GAAP vary between U.S. and foreign jurisdictions. The principal differences are that statutory financial statements:
•Do not reflect DAC and VOBA;
•Limit deferred income taxes;
•Predominately use interest rate and mortality assumptions prescribed by the NAIC for life benefit reserves;
•Generally carry bonds at amortized cost;
•Require that ceding commissions paid on reinsurance transactions be expensed in the period incurred; and
•Upon satisfying the requirements for reinsurance credit, establish certain assets and reduce certain liabilities for the impact of associated reinsurance.
For reporting purposes, statutory capital and surplus is referred to collectively as "statutory capital".

Statutory net income and statutory capital for the Company and its U.S. insurance subsidiaries are as follows:
	Year Ended December 31,
	2024	2023	2022
Combined statutory net income [1]	$273	$48	$441
[1]Statutory accounting practices do not consolidate the net income or loss of subsidiaries that report under US GAAP. The combined statutory net income above represents the total statutory net income of the Company and its other insurance subsidiaries, with certain adjustments for transactions between the Company’s insurance subsidiaries, such as dividend income.

	As of December 31,
	2024	2023
Statutory capital	$1,740	$2,188

The Company relies upon a practice prescribed by Connecticut state law which allows the Company to receive a reinsurance reserve credit for reinsurance treaties that provide for a limited right of unilateral cancellation by the reinsurer.

The following presents the effect of the prescribed practice to the U.S. statutory financial statements:
	As of and Year Ended December 31,
	2024	2023
Change to capital and surplus due to prescribed practice	26	27

Restrictions on Dividends
The payment of dividends by Connecticut-domiciled insurers is limited under the insurance holding company laws of Connecticut. These laws require notice to and approval by the State of Connecticut Insurance Department (“the Department”) for the declaration or payment of any dividend, which, together with other dividends or distributions made within the preceding twelve months, exceeds the greater of (i) 10% of the insurer’s policyholder surplus as of December 31st of the preceding year or (ii) net income (or net gain from operations, if such company is a life insurance company) for the twelve-month period ending on the thirty-first day of December last preceding, in each case determined under statutory insurance accounting principles. Approval is also required for any dividend which exceeds the insurer’s earned surplus or certain other thresholds as calculated under applicable state insurance law.
In addition to statutory limitations on paying dividends, the Company also takes other items into consideration when determining dividends from subsidiaries. These considerations include, but are not limited to, expected earnings and

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Notes to Consolidated Financial Statements (continued)
18. Statutory Results (continued)
capitalization of the subsidiary, regulatory capital requirements and liquidity requirements of the individual operating company.

The following presents the dividend limits on, and the dividends declared and/or paid by, the Company and its U.S. insurance subsidiaries:
	Year Ended December 31,
	2024		2023
	TL	Other subsidiaries	TL	Other subsidiaries
Dividends paid	$—	$275	$575	$95
Dividends declared but not paid	—	—	—	—
Total dividends	—	275	575	95

Maximum permitted without prior approval	571	428	578	95
Other distributions paid with permission from the Department	571	—	—	36

For the year ending December 31, 2025, the dividend limitation for TL and other U.S. insurance subsidiaries is $631 and $171, respectively.
Regulatory Capital Requirements
The Company's U.S. insurance companies' states of domicile impose RBC requirements. The requirements provide a means of measuring the minimum amount of statutory capital appropriate for an insurance company to support its overall business operations based on its size and risk profile. Regulatory compliance is determined by a ratio of a company's total adjusted capital (“TAC”) to its authorized control level RBC (“ACL RBC”). Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. The minimum level of TAC before corrective action commences (“Company Action Level”) is two times the ACL RBC. The adequacy of a company's capital is determined by the ratio of a company's TAC to its Company Action Level, known as the "RBC ratio". The Company and all of its operating insurance subsidiaries had RBC ratios in excess of the minimum levels required by the applicable insurance regulations. The RBC ratios for the Company and its principal life insurance operating subsidiaries were all in excess of 300% of their Company Action Levels as of December 31, 2024 and 2023. The reporting of RBC ratios is not intended for the purpose of ranking any insurance company, or for use in connection with any marketing, advertising or promotional activities.

19.Revenue from Contracts with Customers
The Company recognizes revenue from contracts with customers when, or as, goods or services are transferred to customers, in an amount that reflects the consideration that an entity is expected to receive in exchange for those goods or services.
The Company earns revenues from these contracts primarily for administration and distribution services fees from offering certain fund families as investment options in its VA products. Fees are primarily based on the average daily net asset values of the funds and are recorded in the period in which the services are provided and collected monthly. Fluctuations in domestic and international markets and related investment performance, volume and mix of sales and redemptions of the funds, and other changes to the composition of assets under management are all factors that ultimately have a direct effect on fee income earned.
The Company’s administration and distribution services fees were $94, $94, $76 for the years ended December 31, 2024, 2023 and 2022, respectively.

20.Subsequent Events
The Company has evaluated subsequent events through April 3, 2025, the date the financial statements were issued.
In February 2025, the Company declared a dividend to TR Re for $125. The dividend was paid in March 2025.

Report of Independent Registered Public Accounting Firm

To the Stockholder and the Board of Directors of Talcott Resolution Life Insurance Company

Opinion on the Financial Statements Schedules
We have audited the consolidated financial statements of Talcott Resolution Life Insurance Company and subsidiaries (the "Company") as of December 31, 2024 and 2023, and for each of the three years in the period ended December 31, 2024, and have issued our report thereon dated April 3, 2025 (which report expresses an unqualified opinion). Our audits also included the financial statement schedules I and IV. These financial statement schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on the Company’s financial statement schedules based on our audits. In our opinion, such financial statement schedules, when considered in relation to the financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

/s/ DELOITTE & TOUCHE LLP

Hartford, Connecticut
April 3, 2025

We have served as the Company's auditor since 2002.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules [1]
Schedule I — Summary of Investments — Other than Investments in Related Parties

($ in millions)	As of December 31, 2024
Type of Investment	Cost [1]	Fair Value	Amount at which Shown on the Balance Sheet
Fixed Maturities
Bonds:
U.S. government and government agencies and authorities	$1,347	$932	$932
States, municipalities and political subdivisions	683	539	539
Foreign governments	510	462	462
Public utilities	939	763	763
All other corporate bonds	8,961	7,464	7,464
Redeemable preferred stock	8	8	8
Structured securities	3,310	3,164	3,164
Total fixed maturities	15,758	13,332	13,332

Equity Securities
Industrial, miscellaneous, and all other common stock	20	23	23
Non-redeemable preferred stocks	117	111	111
Total equity securities	137	134	134

Mortgage loans on real estate	1,851	1,654	1,835
Policy loans	1,571	1,571	1,571
Other long-term investments	1,822	1,522	1,526
Short-term investments	797	797	797
Total investments	$21,936	$19,010	$19,195
[1]     Amortized cost of short-term investments, mortgage loans on real estate, and fixed maturity securities, including those accounted for using the FVO. Other long-term investments consist of the original cost of equity securities, ICOLI investments, and derivatives, as well as the original cost adjusted for equity in earnings and distributions of investment funds, including those accounted for using the FVO.

TALCOTT RESOLUTION LIFE INSURANCE COMPANY
Financial Statement Schedules
Schedule IV — Reinsurance

($ in millions)	Direct Amount	Ceded to Other Companies	Assumed From Other Companies	Net Amount	Percentage of Amount Assumed to Net
As of and Year Ended December 31, 2024
Life insurance in-force	$207,146	$142,421	$141	$64,866	—%

Premiums, policy charges and fee income
Life insurance	2,197	1,889	405	713	57%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,208	$1,900	$405	$713	57%

As of and Year Ended December 31, 2023
Life insurance in-force	$214,278	$150,452	$147	$63,973	—%

Premiums, policy charges and fee income
Life insurance	2,201	1,880	413	734	56%
Accident & health insurance	11	11	—	—	—%
Total premiums, policy charges and fee income	$2,212	$1,891	$413	$734	56%

As of and Year Ended December 31, 2022
Life insurance in-force	$222,398	$158,750	$155	$63,803	—%

Premiums, policy charges and fee income
Life insurance	2,271	1,873	210	608	35%
Accident & health insurance	12	12	—	—	—%
Total premiums, policy charges and fee income	$2,283	$1,885	$210	$608	35%